UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

REVLON, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

REVLON, INC.
ONE NEW YORK PLAZA
NEW YORK, NY 10004

April 21, 2015

Dear Stockholders:

You are cordially invited to attend Revlon, Inc.’s 2015 Annual Stockholders’ Meeting. The 2015 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2015, at Revlon's Research Center at 2121 Route 27, Edison, NJ 08818. The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Stockholders’ Meeting and Proxy Statement. Please also see the accompanying Notice of Annual Stockholders’ Meeting and Proxy Statement for important information that you will need in order to pre-register for admission to the meeting, if you plan to attend in person.

While stockholders may exercise their right to vote their shares in person at the 2015 Annual Meeting, we recognize that many stockholders may not be able to attend the meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how stockholders can access the proxy materials over the Internet and vote electronically.

The Internet Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2014 Annual Report and a form of proxy card. Our proxy materials are being furnished to Revlon, Inc. stockholders on or about April 21, 2015.

Whether or not you plan to attend the 2015 Annual Meeting, we encourage you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Internet Notice and our Proxy Statement. This will not restrict your right to attend the 2015 Annual Meeting and vote your shares in person, if you wish to change your prior vote.

Thank you.

Sincerely yours,

Lorenzo Delpani
President and Chief Executive Officer

REVLON, INC.
ONE NEW YORK PLAZA
NEW YORK, NY 10004

NOTICE OF ANNUAL STOCKHOLDERS’ MEETING

To Revlon, Inc. Stockholders:

The 2015 Annual Stockholders’ Meeting of Revlon, Inc. (the “Company”) will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2015, at Revlon's Research Center at 2121 Route 27, Edison, NJ 08818. The following proposals will be voted on at the 2015 Annual Meeting:

1.	the election of the following persons as members of the Company's Board of Directors to serve until the next annual stockholders’ meeting and until such directors' successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Lorenzo Delpani, Viet D. Dinh, Meyer Feldberg, David L. Kennedy, Robert K. Kretzman, Ceci Kurzman, Tamara Mellon, Debra Perelman, Barry F. Schwartz and Cristiana Falcone Sorrell;
2.	the ratification of the Audit Committee’s selection of KPMG LLP as the Company's independent registered public accounting firm for 2015;
3.	the re-approval of the Revlon Executive Incentive Compensation Plan; and
4.	the transaction of such other business as may properly come before the 2015 Annual Meeting or at any adjournment of such meeting.

A Proxy Statement describing the matters to be considered at the 2015 Annual Meeting accompanies this notice. Only stockholders of record of the Company’s Class A Common Stock at 5:00 p.m., Eastern Time, on April 8, 2015 are entitled to notice of, and to vote at, the 2015 Annual Meeting and at any adjournments of such meeting.

For at least 10 days prior to the 2015 Annual Meeting, a list of stockholders entitled to vote at the 2015 Annual Meeting will be available for inspection during normal business hours at the offices of the Company's Secretary at One New York Plaza, 49th Floor, New York, NY 10004. Such list also will be available at the 2015 Annual Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials:

Our Proxy Statement and 2014 Annual Report are available to stockholders over the Internet. We have furnished the Company’s stockholders with a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) informing them of their ability to access the proxy materials on the Internet.

Stockholders who have a request for paper copies on file with our transfer agent or their broker will receive paper copies of our proxy materials in the mail. A paper copy of our proxy materials may be requested through one of the methods described in the Internet Notice. Our Proxy Statement, including the Notice of Annual Stockholders’ Meeting, and our 2014 Annual Report are available at www.proxyvote.com (where stockholders may also vote their shares over the Internet) and at www.revloninc.com.

Whether or not you plan to attend the 2015 Annual Meeting, your vote is important. Please promptly submit your proxy by Internet, telephone or mail by following the instructions found on your Internet Notice or proxy card. Your proxy can be withdrawn by you at any time before it is voted at the 2015 Annual Meeting.

If you plan to attend the 2015 Annual Meeting in person, you should check the appropriate box on your proxy card or, if you are voting on the Internet, indicate when prompted that you will attend in person. To be admitted to the 2015 Annual Meeting, you will need to present valid picture identification, such as a driver's license or passport.

If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), to be admitted to the 2015 Annual Meeting you will also need to present original documents (not copies) to evidence your stock ownership as of the April 8, 2015 record date, such as an original of a legal proxy from your bank or broker or your brokerage account statement demonstrating that you held the Company’s Class A Common Stock in your account on the April 8, 2015 record date.

For admission to the 2015 Annual Meeting, you may present an original voting instruction form issued by your bank or broker, demonstrating that you held the Company’s Class A Common Stock in your account on the April 8, 2015 record date, if you did not already return such form to your bank or broker. Copies and “Requests for Admission” will not be accepted. Please see our Proxy Statement for information on how to pre-register for the meeting, should you wish to attend.

To expedite the admission registration process, we encourage stockholders to follow the pre-registration procedures set forth in this Proxy Statement.

Thank you.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel
and Secretary

April 21, 2015

TO ENABLE YOU TO VOTE YOUR SHARES IN ACCORDANCE WITH YOUR WISHES, PLEASE PROMPTLY SUBMIT YOUR VOTE BY INTERNET, TELEPHONE OR MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR INTERNET NOTICE, VOTING INSTRUCTION FORM OR PROXY CARD.

Total Compensation	24
Base Salary	24
Incentive Compensation; Generally	24
Incentive Compensation; Annual Cash Bonus	27
Incentive Compensation; Long-Term Cash Compensation	28
Incentive Compensation; 2014 Restricted Stock Grants	32
Other Compensation and Benefit Programs	33
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company's Decisions Regarding that Element Fit into the Company's Overall Compensation Objectives and May Affect Decisions Regarding Other Elements of Compensation	33
Role of the Compensation Committee	33
Whether and, if so, How the Company has Considered the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining its Compensation Policies and Decisions	34
Tax Deductibility of Executive Compensation	34
EXECUTIVE COMPENSATION	36
SUMMARY COMPENSATION TABLE	36
Employment Agreements and Payments Upon Termination and Change of Control	39
Employment Agreements	39
Termination Payments	41
Change of Control Payments	42
GRANTS OF PLAN-BASED AWARDS	45
Non-Equity Awards	45
LTIP Awards	45
Annual Bonus Awards	47
Equity Awards	47
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	49
OPTION EXERCISES AND STOCK VESTED	50
PENSION BENEFITS	51
NON-QUALIFIED DEFERRED COMPENSATION	53
DIRECTOR COMPENSATION	54
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	55
EQUITY COMPENSATION PLAN INFORMATION	56
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	57
Transfer Agreements	57
Reimbursement Agreements	57
Tax Sharing Agreements	58
Registration Rights Agreement	58
Amended and Restated Senior Subordinated Term Loan	59
Other	60
Review and Approval of Transactions with Related Persons	60
CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61
PROPOSAL NO. 2 — RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF KPMG LLP	61
Vote Required and Board of Directors' Recommendation (Proposal No. 2)	61
AUDIT FEES	62
PROPOSAL NO. 3 — RE-APPROVAL OF REVLON EXECUTIVE INCENTIVE COMPENSATION PLAN	62
Vote Required and Board of Directors' Recommendation (Proposal No. 3)	63
DESCRIPTION OF THE PLAN’S TERMS	63
Summary of the Revlon Executive Incentive Compensation Plan	63
Plan Administration; Delegation	64

PROXY STATEMENT SUMMARY

This summary highlights information contained in this Proxy Statement. For more information, you should carefully read and consider the entire Proxy Statement, as well as the Company’s 2014 Annual Report, before voting on the matters presented in this Proxy Statement.

2015 Annual Stockholders’ Meeting
Time & Date		10:00 a.m., June 4, 2015
Place		Revlon Research Center 2121 Route 27 Edison, NJ 08818
Record Date		April 8, 2015
Voting		Each share of the Company’s Class A Common Stock is entitled to one vote. Class A Common Stock is the Company’s only outstanding class of voting capital stock.
Admission		Stockholders of record on the Record Date may attend the 2015 Annual Meeting upon presentation of appropriate admission materials; pre-registration is encouraged; see the “Questions and Answers About the Annual Meeting and Voting” section of this Proxy Statement for more information.
Meeting Agenda		1.	Election of Directors.
		2.	Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015.
		3.	Re-approval of the Revlon Executive Incentive Compensation Plan.
		4.	Transact such other business that may properly be brought before the meeting.
Voting Matters
Item		Board Vote Recommendation
1.	Election of Directors	For each Director nominee.
2.	Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015	For.
3.	Re-approval of the Revlon Executive Incentive Compensation Plan	For.

S-i

Board Nominees

The following table provides summary information about each Director nominee. Each Director is elected annually by a plurality of the votes cast by the Company’s stockholders.

Name	Revlon Director Since	Independent
Ronald O. Perelman (Chairman)	1992
Alan S. Bernikow	2003	✓
Lorenzo Delpani	2013
Viet D. Dinh	2012	✓
Meyer Feldberg	1997	✓
David L. Kennedy	2006
Robert K. Kretzman	2013
Ceci Kurzman	2013	✓
Tamara Mellon	2008	✓
Debra Perelman	N/A
Barry F. Schwartz	2007
Cristiana Falcone Sorrell	2014	✓

S-ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why am I receiving these proxy materials?
A.	Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company's 2015 Annual Stockholders’ Meeting. This Proxy Statement describes the matters proposed to be voted on at the 2015 Annual Meeting, including:
(1)	the election of directors;
(2)	the ratification of the Audit Committee’s selection of KPMG LLP as the Company's independent registered public accounting firm for 2015;
(3)	the re-approval of the Revlon Executive Incentive Compensation Plan;

and such other business as may properly come before the 2015 Annual Meeting. The approximate date of making these proxy materials available to you is April 21, 2015.

Q.	Why did I receive a notice regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with SEC rules and regulations, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2015 Annual Meeting, we are making the proxy materials and our 2014 Annual Report available to our stockholders on the Internet. On or about April 21, 2015, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”).

The Internet Notice contains instructions on how stockholders may access and review our proxy materials and our 2014 Annual Report on the Internet and vote electronically, as well as instructions on how stockholders can request a paper copy of our proxy materials, including the 2015 Proxy Statement, the 2014 Annual Report and a form of proxy card. Unless you already had a request for paper copies on file with our transfer agent or your broker, you will not receive a printed copy of the proxy materials. Instead, the Internet Notice will instruct you as to how you may access and review the proxy materials and submit your vote on the Internet. If you would like to receive a printed copy of the proxy materials, please follow the instructions in the Internet Notice.

Important Notice Regarding the Availability of Proxy Materials for the June 4, 2015 Annual
Stockholders' Meeting:

Our 2015 Proxy Statement, the Notice of Annual Stockholders’ Meeting and our 2014 Annual Report are available at www.proxyvote.com and at www.revloninc.com. Stockholders may also vote their shares at www.proxyvote.com.

Q.	How can I request paper copies of proxy materials?
A.	You will not receive a printed copy of the proxy materials unless you request them. There is no charge imposed by the Company for paper copies. To request paper copies, stockholders can (i) go to www.proxyvote.com and follow the instructions, (ii) call 1-800-579-1639 or (iii) send an email to sendmaterial@proxyvote.com. If you request materials by email, send a blank email with your Control Number(s) that are located in the subject line of the Internet Notice. To facilitate timely delivery, please make your paper copy request no later than May 21, 2015.
Q.	When and where is the 2015 Annual Meeting?
A.	The 2015 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2015, at Revlon's Research Center at 2121 Route 27, Edison, NJ 08818.

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Q.	What is the purpose of the 2015 Annual Meeting?
A.	At the 2015 Annual Meeting, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Stockholders’ Meeting:
•	the election of the following persons as members of the Company’s Board of Directors to serve until the next annual stockholders’ meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Lorenzo Delpani, Viet D. Dinh, Meyer Feldberg, David L. Kennedy, Robert K. Kretzman, Ceci Kurzman, Tamara Mellon, Debra Perelman, Barry F. Schwartz and Cristiana Falcone Sorrell. If any nominee is unable or declines unexpectedly to stand for election as a director at the 2015 Annual Meeting, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees and proxies will be voted for any such substitute nominee;
•	the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015;
•	the re-approval of the Revlon Executive Incentive Compensation Plan; and
•	the transaction of such other business as may properly come before the 2015 Annual Meeting.
Q.	What are the voting recommendations of the Board?
A.	The Board recommends the following votes:
•	FOR each of the director nominees;
•	FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015; and
•	FOR the re-approval of the Revlon Executive Incentive Compensation Plan.
Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.	Many holders of the Company’s Class A Common Stock hold such shares through a broker or other nominee (i.e., as a beneficial owner), rather than directly in their own name (i.e., as a stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•	Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date, you are considered the stockholder of record with respect to those shares, and the Company is making these proxy materials available, electronically or otherwise, directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote in person at the 2015 Annual Meeting. The Company has made available a proxy card or electronic voting that stockholders can use to vote.
•	Beneficial Owner. If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date, you are considered the beneficial owner of shares held in “street name,” and the Company is making these proxy materials available, electronically or otherwise, to your broker, nominee or trustee. These intermediaries should forward these materials to you.
Q.	How do I vote?
A.	You may vote using one of the following methods:

Internet.   To vote through the Internet, go to www.proxyvote.com and follow the steps on the secure website. You should have your Internet Notice or your proxy card available, as you will need to reference your assigned Control Number(s). You may vote on the Internet up until 11:59 p.m. Eastern Time on June 3, 2015, which is the day before the June 4, 2015 Annual Meeting. If you vote by the Internet, you do not need to return your proxy card, although you can use it later to change your Internet vote.

Telephone. You may vote by telephone by calling the toll-free number on your proxy card up until 11:59 p.m., Eastern Time, on June 3, 2015 and following the pre-recorded instructions. You should have your Internet Notice or your proxy card available when you call, as you will need to reference your assigned Control Number(s). If you vote by telephone, you do not need to return your proxy card, although you can use it later to change your telephone vote.

Mail. If you receive paper copies of the proxy materials by mail, you may vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-prepaid envelope provided, or to Vote Processing (Revlon), c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You should return your completed proxy card so that Broadridge receives it prior to the closing of the voting polls for the June 4, 2015 Annual Meeting.

In Person. You may vote your shares in person by attending the 2015 Annual Meeting and submitting a valid proxy at the meeting. If you are a “registered owner” or “record holder” (i.e., you are listed as a stockholder on the books and records of our transfer agent), you may vote in person by submitting your proxy card or casting a ballot furnished by the Company at the 2015 Annual Meeting prior to the closing of the polls. If you are a “beneficial owner” (i.e., your shares are held by a nominee, such as a bank or broker or in “street name”), you may not vote your shares in person at the 2015 Annual Meeting unless you obtain and present to the Company an original legal proxy from your bank or broker authorizing you to vote the shares. Copies and “Requests for Admission” will not be accepted.

Voting, Generally. All shares that have been voted properly by an unrevoked proxy will be voted at the 2015 Annual Meeting in accordance with your instructions. In relation to how your proxy will be voted, see “How will my proxy be voted?” below.

If you are a “beneficial owner” because your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive instructions on how to vote from your bank, broker or other record holder. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, the broker may vote your shares only with respect to Proposal No. 2 (the ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm), which is considered a “routine” matter, and not with respect to Proposal No. 1 (Election of Directors) or Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan).

Q.	How are broker non-votes counted?
A.	A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the 2015 Annual Meeting, only Proposal No. 2 (the ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm) is considered a routine matter. Your broker will therefore not have discretion to vote on the following “non-routine” matters absent direction from you: Proposal No. 1 (Election of Directors) or Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan).

Broker non-votes will be counted towards determining whether or not a quorum is present. With respect to Proposal No. 1 (Election of Directors) and Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan), because broker non-votes are not voted affirmatively or negatively, they will have no effect on the approval of any of these proposals.

Q.	Who can vote?
A.	Only (1) stockholders of record of the Company’s Class A Common Stock (which is the only outstanding class of the Company’s voting capital stock) at 5:00 p.m., Eastern Time, on April 8, 2015, the record date for the 2015 Annual Meeting, and (2) those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of the Company’s Class A Common Stock as of 5:00 p.m., Eastern Time, on April 8, 2015, are entitled to vote. Each share of Class A Common Stock is entitled to one vote.
Q.	How will my proxy be voted?
A.	When properly submitted to us, and not revoked, your proxy will be voted in accordance with your instructions. If you sign and return your proxy card without indicating how you would like your shares to be voted, the persons designated by the Company as proxies will vote in accordance with the recommendations of the Board of Directors, as follows: (1) FOR Proposal No. 1 (Election of Directors); (2) FOR Proposal No. 2 (Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015); and (3) FOR Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan).

Although we are not aware of any other matter that will be properly presented at the 2015 Annual Meeting, if any other matter is properly presented, the persons designated by the Company as proxies may vote on such matters in their discretion.

Q.	Can I change or revoke my vote?
A.	Yes. If you are a stockholder of record, you can change or revoke your vote at any time before it is voted at the 2015 Annual Meeting by:
•	executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at One New York Plaza, 49th Floor, New York, NY 10004, Attention: Michael T. Sheehan, before the original proxy is voted at the 2015 Annual Meeting;
•	filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at One New York Plaza, 49th Floor, New York, NY 10004, Attention: Michael T. Sheehan, before the original proxy is voted at the 2015 Annual Meeting; or
•	attending the 2015 Annual Meeting and voting in person.

If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.

To revoke a vote previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

Q.	What if I am a participant in the Revlon 401(k) Plan?
A.	This Proxy Statement is being furnished to you if the Company’s Class A Common Stock is allocated to your account within the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”). The trustee of the 401(k) Plan, as the record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee.

401(k) Plan participants must submit their voting instructions to the trustee of our 401(k) Plan in accordance with the instructions included with the proxy card or Internet Notice so that they are received by 11:59 p.m. Eastern Time on May 21, 2015 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2015 Annual Meeting in the manner described in the previous paragraph for non-votes.

Q.	Who can attend the 2015 Annual Meeting?
A.	Anyone who was a stockholder of the Company as of 5:00 p.m., Eastern Time, on April 8, 2015, the record date for the 2015 Annual Meeting, and who provides the necessary identification materials referred to earlier in this Proxy Statement may attend the 2015 Annual Meeting. Directions to the location of the 2015 Annual Meeting are available on various Internet travel sites, or you may seek assistance from the Company when pre-registering.

To attend the 2015 Annual Meeting, please follow these instructions:

•	If you were a stockholder of record on the April 8, 2015 record date, check the appropriate box on the proxy card indicating that you plan on attending the 2015 Annual Meeting. If you vote on the Internet, please indicate that you will attend the 2015 Annual Meeting when prompted during the voting process. Please present at the 2015 Annual Meeting valid picture identification, such as a driver’s license or passport.

•	To be admitted to the 2015 Annual Meeting if you are a beneficial owner whose shares are held in a brokerage account or by another nominee, please present at the meeting valid picture identification, such as a driver’s license or passport, as well as original proof of your ownership of shares of the Company’s Class A Common Stock as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date. As noted, you will need to present original evidence of your stock ownership, such as an original of a legal proxy from your bank or broker or your brokerage account statement, demonstrating that you held the Company’s Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date. “Requests for Admission” will not be accepted. If you did not already return it to your bank or broker, you must also present an original voting instruction form issued by your bank or broker, demonstrating that you held the Company’s Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date.

In order to ensure the safety and security of our meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Q.	Should I pre-register for the 2015 Annual Meeting?
A.	In order to expedite the admission registration process required for you to enter the 2015 Annual Meeting, we encourage stockholders to pre-register by phone. Stockholders should pre-register by calling Rebecca Murphy, Legal Assistant, Corporate, International & Litigation, at (212) 527-5797, Monday through Friday from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 3, 2015 (the day prior to the 2015 Annual Meeting). Stockholders pre-registering by phone will be admitted to the 2015 Annual Meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 15, 2015 record date.
Q.	Can I bring a guest to the 2015 Annual Meeting?
A.	Yes. If you plan to bring a guest to the 2015 Annual Meeting, please provide us with advance notice of that pursuant to the pre-registration procedures noted above. When you go through the registration area at the 2015 Annual Meeting, please be sure your guest is with you. Guests must also present valid picture identification to gain access to the 2015 Annual Meeting. We reserve the right to limit guest attendance due to space limitations.
Q.	Can I still attend the 2015 Annual Meeting if I have previously voted or returned my proxy?
A.	Yes. Attending the 2015 Annual Meeting does not revoke a previously submitted valid proxy. See, “Can I Change or Revoke My Vote?” above.
Q.	What shares are covered by my proxy card or electronic voting form?
A.	The shares covered by your proxy card or electronic voting form represent all of the shares of the Company’s Class A Common Stock that you own in the account referenced on the proxy card. Any shares that may be held for your account by the 401(k) Plan or another account will be represented on a separate proxy card and/or by a separate Control Number.
Q.	What does it mean if I get more than one proxy card?
A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

v

REVLON, INC.

PROXY STATEMENT
Annual Stockholders’ Meeting
to be held on June 4, 2015

This Proxy Statement is being furnished on or about April 21, 2015 by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Revlon, Inc. (the “Company” or “Revlon”) in connection with the solicitation of proxies to be voted at the 2015 Annual Stockholders’ Meeting (the “2015 Annual Meeting”). The 2015 Annual Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on Thursday, June 4, 2015, at Revlon’s Research Center at 2121 Route 27, Edison, NJ 08818, and at any adjournments of such meeting. The 2014 Annual Report furnished with our Proxy Statement does not form any part of the material for the solicitation of proxies.

We are providing our stockholders with access to our proxy materials over the Internet, rather than only in paper form. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), rather than a printed copy of the proxy materials, to our stockholders of record as of April 8, 2015. You will not receive a printed copy of the proxy materials unless you already had a request for paper copies on file with our transfer agent or your broker. If you want to receive paper copies of the proxy materials, you must request them through one of the methods identified elsewhere in this Proxy Statement or in the Internet Notice. There is no charge imposed by the Company for paper copies. Our proxy materials, including the Internet Notice, are being made available to stockholders entitled to vote at the 2015 Annual Meeting.

At the 2015 Annual Meeting, the Company’s stockholders will be asked to:

(1)	elect the following persons as the Company’s directors until the Company’s next annual stockholders’ meeting and until each such director’s successor is duly elected and has been qualified: Ronald O. Perelman, Alan S. Bernikow, Lorenzo Delpani, Viet D. Dinh, Meyer Feldberg, David L. Kennedy, Robert K. Kretzman, Ceci Kurzman, Tamara Mellon, Debra Perelman, Barry F. Schwartz and Cristiana Falcone Sorrell;
(2)	ratify the Audit Committee’s selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2015;
(3)	re-approve the Revlon Executive Incentive Compensation Plan; and
(4)	take such other action as may properly come before the 2015 Annual Meeting or at any adjournments of such meeting.

The Company’s principal executive offices are located at One New York Plaza, New York, NY 10004, and its main telephone number is (212) 527-4000.

Required Identification and Other Instructions for Attendees at the 2015 Annual Meeting

In order to be admitted to the 2015 Annual Meeting in person, you should check the appropriate box on your proxy card indicating that you intend to attend in person. If you are voting electronically, please indicate that you will attend the 2015 Meeting in person when prompted during the Internet voting process. To attend the 2015 Annual Meeting in person, you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of the Company’s Class A Common Stock as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date.

If your shares are held other than as a stockholder of record (such as beneficially through a brokerage, bank or other nominee account), you will need to present original documents to evidence your stock ownership as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date, such as an original of a legal proxy from your bank or broker or your brokerage account statement demonstrating that you held the Company’s Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date. If you did not already return it to your bank or broker, you will need to present an original voting instruction form issued by your bank or broker demonstrating that you held the Company’s Class A Common Stock in your account as of 5:00 p.m., Eastern Time, on the April 8, 2015 record date. Copies and “Requests for Admission” will not be accepted.

To expedite the admission registration process at the 2015 Annual Meeting, we encourage stockholders to pre-register by phone by calling Rebecca Murphy, Legal Assistant, Corporate, International & Litigation, at (212) 527-5797, Monday through Friday from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 3, 2015 (the day before the 2015 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 8, 2015 record date. Directions to the location of the 2015 Annual Meeting are available on various Internet travel sites.

In order to ensure the safety and security of our 2015 Annual Meeting, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Solicitation and Voting of Proxies; Revocation

Unless properly revoked, all proxies properly submitted to the Company will be voted on all matters presented at the 2015 Annual Meeting in accordance with the instructions given by the person executing or electronically submitting the proxy. In the absence of instructions, such proxies will be voted:

(1)	FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement;
(2)	FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015; and
(3)	FOR the re-approval of the Revlon Executive Incentive Compensation Plan.

The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2015 Annual Meeting was December 25, 2014. The Company did not receive any stockholder proposals required to be included in these proxy materials.

Pursuant to the Company’s By-laws, in order for stockholders to properly bring any business before the 2015 Annual Meeting that is not otherwise set forth in this proxy statement, notice of such business must have been received by the Company between March 12, 2015 and April 11, 2015 and not subsequently withdrawn. Such notices must include, among other things: (i) information regarding the proposed business to be brought before the meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. As a general matter, if any matters are properly presented before the 2015 Annual Meeting for action, in the absence of other instructions, it is intended that the persons named by the Company and acting as proxies will vote in accordance with their discretion on such matters.

The submission of a signed or validly submitted electronic proxy will not affect a stockholder’s right to change such vote, attend and/or vote in person at the 2015 Annual Meeting. Stockholders who execute a proxy or validly submit an electronic vote may revoke it at any time before it is voted at the 2015 Annual Meeting. Such revocations may be made by: (i) filing a written revocation or written notice of change, as the case may be, with the Company’s Secretary at One New York Plaza, 49th Floor, New York, NY 10004, Attention: Michael T. Sheehan, which must be received before the original proxy is voted at the 2015 Annual Meeting; (ii) executing and delivering a proxy bearing a later date to the Company’s Secretary at One New York Plaza, 49th Floor, New York, NY 10004, Attention: Michael T. Sheehan, which must be received before the original proxy is voted at the 2015 Annual Meeting; or (iii) attending the 2015 Annual Meeting and voting in person.

To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using either of those procedures, or submit a properly completed original proxy reflecting your changed vote. In such case, the later submitted vote will be recorded and the earlier vote revoked.

Record Date; Voting Rights

Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at 5:00 p.m., Eastern Time, on April 8, 2015 (the “Record Date”) will be entitled to notice of and to vote at the 2015 Annual Meeting or at any adjournments of such meeting. On the Record Date, there were issued and outstanding 52,440,580 shares of the Company’s Class A Common Stock, each of which is entitled to one vote.

Such shares represent all of the Company’s issued and outstanding shares of voting capital stock as of such date. As of the Record Date, Mr. Ronald O. Perelman, Chairman of the Board of Directors, directly and indirectly through MacAndrews & Forbes Incorporated, of which Mr. Perelman is the sole stockholder (together with certain of its affiliates (other than the Company or its subsidiaries), “MacAndrews & Forbes”), beneficially owned 40,669,640 shares of the Company’s Class A Common Stock, representing approximately 78% of the voting power of such stock.

The presence in person or by duly submitted proxy of the holders of a majority of the total number of votes of the Company’s Class A Common Stock entitled to vote at the 2015 Annual Meeting is necessary to constitute a quorum to transact business at the meeting. Abstentions will be included in the calculation of the number of shares present at the 2015 Annual Meeting for the purposes of determining a quorum.

As there is at least one “routine” matter (under applicable NYSE rules) for consideration at the 2015 Annual Meeting, “broker non-votes,” if any, will also be included in the calculation of the number of shares present at the 2015 Annual Meeting for the purposes of determining a quorum. “Broker non-votes” are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and does not receive voting instructions from the beneficial owner of the shares.

Brokers will not be allowed to vote shares as to which they have not received voting instructions from the beneficial owner with respect to Proposal No. 1 (Election of Directors) or Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan). Accordingly, broker non-votes will not be counted as a vote for or against any of these proposals.

For shares as to which brokers have not received voting instructions from the beneficial owner, brokers will be able to vote on Proposal No. 2 (ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015), as this is considered a “routine” matter under applicable NYSE rules for which brokers have discretionary voting power.

MacAndrews & Forbes has informed the Company that it will duly submit proxies:

(1)	FOR the election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement;
(2)	FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015; and
(3)	FOR the re-approval of the Revlon Executive Incentive Compensation Plan.

Accordingly, with MacAndrews & Forbes’ vote, there will be a quorum for the 2015 Annual Meeting. MacAndrews & Forbes’ vote will also be sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposal Nos. 1, 2 and 3.

If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”), the 401(k) Plan trustee will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective voting instruction forms. If the 401(k) Plan trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the 401(k) Plan trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee.

401(k) Plan participants must cast their votes in accordance with the instructions provided in the proxy materials so that they are received by the 401(k) Plan trustee by 11:59 p.m. Eastern Time on May 21, 2015 to allow the 401(k) Plan trustee time to receive such voting instructions and vote on behalf of 401(k) Plan participants. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the 401(k) Plan trustee at the 2015 Annual Meeting in the manner described in this paragraph above.

Only holders of record of shares of the Company’s Class A Common Stock on the Record Date will be entitled to notice of and to vote at the 2015 Annual Meeting or at any adjournments of such meeting. Stockholders will be entitled to vote the number of Class A Common Stock held by them on the Record Date.

Distribution of Proxy Materials; Costs of Distribution and Solicitation; Interest of Certain Persons in Matters to Be Acted Upon

The accompanying form of proxy is being solicited on behalf of the Company’s Board of Directors. The Company will bear all costs in connection with preparing, assembling and furnishing this Proxy Statement and related materials. Such costs include reimbursing banks, brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. The Company engaged Broadridge to assist it in distributing and hosting on the Internet proxy materials and providing Internet and telephone voting for the 2015 Annual Meeting. The estimated fee for Broadridge’s services is approximately $11,000, plus out-of-pocket expenses, such as postage.

The Company’s employees, including its Named Executive Officers, have received, in the past, and may receive, in the future, performance-based incentive compensation grants under an annual bonus program and/or a long-term incentive program, in each case under the Revlon Executive Incentive Compensation Plan, which is being submitted for stockholder re-approval as Proposal No. 3 under this Proxy Statement. The annual cash bonuses are contingent upon the Compensation Committee reviewing and certifying the extent to which the Company achieved its annual performance objectives (which objectives have also been reviewed and approved by the Compensation Committee), as well as the Compensation Committee’s reviewing and certifying management’s assessment of the extent to which the executive achieved a certain performance rating under the Company’s annual management review process. The awards under the long-term incentive program are also contingent upon the Compensation Committee reviewing and certifying the extent to which the Company achieved its performance objectives during the applicable performance period (which objectives have also been reviewed and approved by the Compensation Committee), as well as the Compensation Committee’s reviewing and certifying management’s assessment of each Named Executive Officer having achieved a satisfactory performance rating under the Company’s annual management review process during each year of the respective LTIP’s performance period. For further information of the benefits under the Revlon Executive Incentive Compensation Plan, see Proposal No. 3 (Re-approval of the Revlon Executive Incentive Compensation Plan): “DESCRIPTION OF THE PLAN’S TERMS” and “NEW PLAN BENEFITS TABLE.”

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our Internet Notice or proxy materials may have been sent to multiple stockholders in your household, if any. We will promptly deliver a separate copy of our Internet Notice or the 2015 proxy materials to you if you write us at the following address: Revlon, Inc., Investor Relations Department, One New York Plaza, New York, NY 10004; or our proxy distributor at the following address: Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you want to receive separate copies of the stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address. In the interest of reducing costs and promoting environmental responsibility, we encourage our stockholders to review electronic versions of our proxy materials, via the Internet.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Pursuant to the Company’s By-laws, the Board of Directors has fixed the number of directors at 12 effective as of the date of the 2015 Annual Meeting. Upon the recommendation of the Board’s Nominating and Corporate Governance Committee, the 12 directors nominated for election by the Board of Directors will be elected at the 2015 Annual Meeting to serve until the Company’s next annual stockholders’ meeting and until their successors are duly elected and shall have been qualified. All director nominees, if elected, are expected to serve until the next annual stockholders’ meeting.

The Board of Directors has been informed that all of the nominees are willing to serve as directors. If, however, any of them should decline or be unable to serve, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees. In such case, the individuals appointed as proxies will vote as directed as to the election of any such substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

Vote Required and Board of Directors’ Recommendation (Proposal No. 1)

The election to the Board of Directors of each of the 12 nominees identified in this Proxy Statement requires the affirmative vote of a plurality of the votes cast by the holders of the Company’s Class A Common Stock present in person or represented by proxy at the 2015 Annual Meeting and entitled to vote. Unless such proxies are revoked, with respect to Proposal No. 1, all proxies properly submitted to the Company will be voted in accordance with the instructions given by the person submitting such proxy. In the absence of such instructions, such proxies will be voted FOR the election of each of the 12 nominees identified in this Proxy Statement to the Board of Directors.

Brokers do not have the ability to vote on “non-routine” matters, including the election of directors, as to shares for which they have not received voting instructions from the beneficial owner. In light of the application of plurality voting to the election of Directors, when tabulating the vote and determining whether a Director nominee has received the requisite number of affirmative votes, abstentions and broker non-votes will not count as a vote for or against a Director nominee.

MacAndrews & Forbes has informed the Company that it will vote FOR the election of each of the 12 nominees identified in this Proxy Statement to the Board of Directors. MacAndrews & Forbes’ affirmative vote is sufficient, without the concurring vote of the Company’s other stockholders, to elect each of the Director nominees at the 2015 Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE 12 NOMINEES IDENTIFIED BELOW TO THE BOARD OF DIRECTORS.

Nominees for Election as Directors

The name, age (as of December 31, 2014), principal occupation for the last 5 years, public company board service for the last 5 years, selected biographical information and period of service as a Company Director for each of the Director nominees for election follow:

Mr. Perelman (71) has been Chairman of the Board of Directors of the Company and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (“Products Corporation”), since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes, a company that acquires and manages a diversified portfolio of private and public companies, and certain of its affiliates since 1980. Mr. Perelman has also served as Chairman of the Board of Directors of Scientific Games Corporation (“Scientific Games”) since November 2013. Mr. Perelman has served on the Boards of Directors of the following companies which were required to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or were registered investment companies under the Investment Company Act of 1940 (in either case, referred to herein as “public reporting companies”) within the last 5 years: the Company (1992 — present); Products Corporation (1992 — present); Scientific Games (2003 — present); and M & F Worldwide Corp. (“M & F Worldwide”) (1995 — 2011), a holding company which ceased to be a publicly-traded company in December 2011.

Mr. Bernikow (74) has been a Director of the Company and of Products Corporation since September 2003. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (“D&T”). Prior to that, Mr. Bernikow held various senior executive positions at D&T and various of its predecessor companies, which he joined in 1977. Previously, Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm, J.K. Lasser & Company, which he joined in 1966. Mr. Bernikow serves as Chairman of the Company’s Audit Committee and Chairman of the Company’s Compensation Committee. Mr. Bernikow has served on the Boards of Directors or Trustees of the following public reporting companies within the last 5 years: the Company (2003 — present); Products Corporation (2003 — present); Destination XL Group, Inc. (“Destination XL”) (formerly known as Casual Male Retail Group, Inc.) (2003 — present), for which he also currently serves as a member of its audit committee; Mack-Cali Realty Corporation (“Mack-Cali”) (2004 — present), for which he also currently serves as Chairman of its audit committee; FCB Financial Holdings, Inc. (“FCB Financial”) (2010 — present), for which he also currently serves as Chairman of its audit committee; and certain funds (the “UBS Funds”) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates, serves as investment advisor, sub-advisor or manager (2005 — present), and for which he serves as Chairman of its audit committee.

Mr. Delpani (46) has served as the Company’s and Products Corporation’s President and Chief Executive Officer since November 2013. Mr. Delpani has also served as a Director of the Company and Products Corporation since November 2013. Prior to joining the Company in October 2013 as part of the Company’s acquisition of The Colomer Group Participations, S.L. (“TCG”), Mr. Delpani served as TCG’s Chief Executive Officer since May 2007. Before joining TCG, from 2005 to 2007, Mr. Delpani provided innovation and new venture development guidance to various clients as a consultant. Previously, Mr. Delpani served in various senior executive positions at Reckitt Benckiser plc, and/or certain of its affiliates and predecessors, from 1998 to 2005, including responsibility for southwestern Europe and for new product initiatives, as well as e-business. Prior to working at Reckitt Benckiser plc, Mr. Delpani held various senior marketing and executive positions with Johnson & Johnson and The Procter & Gamble Company. Mr. Delpani has served on the Board of Directors of the following public reporting companies within the last 5 years: the Company (2013 — present); and Products Corporation (2013 — present).

Mr. Dinh (46) has been a Director of the Company and of Products Corporation since June 2012. Mr. Dinh is the founding partner of Bancroft PLLC, a law and strategic consulting firm which he founded in 2003. Mr. Dinh also serves as the General Counsel and Corporate Secretary of Strayer Education, Inc., an education services holding company that owns Strayer University, a holding company he joined in 2010. In addition, Mr. Dinh has served as a Professional Lecturer in Law and a Distinguished Lecturer in Government at Georgetown University since 2014. Previously, Mr. Dinh served as a tenured law professor at Georgetown University from 1996 to 2014. From 2001 to 2003, Mr. Dinh served as Assistant Attorney General for Legal Policy at the U.S. Department of Justice. Mr. Dinh serves as a member of the Company’s Nominating and Corporate Governance Committee. Mr. Dinh has served on the Boards of Directors of the following public reporting companies within the last 5 years: the Company (2012 — present); Products Corporation (2012 — present); Twenty-First Century Fox, Inc. (2013 — present), for which he also serves as a member of its audit committee; News Corporation (2004 — 2013); M & F Worldwide (2007 — 2011) (which ceased to be a publicly-traded company in December 2011); and The Orchard, Inc. (2007 — 2010).

Professor Feldberg (72) has been a Director of the Company since February 1997. Professor Feldberg has been a Senior Advisor with Morgan Stanley since March 2005 and has been the Dean Emeritus and the Professor of Leadership and Ethics at Columbia Business School, since July 2004. Professor Feldberg also serves as an Advisory Director of Welsh, Carson, Anderson & Stowe, a private equity investment firm. He was the Dean of Columbia Business School from July 1989 through June 2004. Professor Feldberg served as the President of NYC Global Partners, an office in the New York City Mayor’s office that manages the relationships between New York City and other cities around the world, from 2007 to 2013. Professor Feldberg serves as Chairman of the Company’s Nominating and Corporate Governance Committee and as a member of the Company’s Audit Committee. Professor Feldberg has served on the Boards of Directors of the following public reporting companies within the last 5 years: the Company (1997 — present); Macy’s, Inc. (1992 — present); UBS Funds (2001 — present); PRIMEDIA Inc. (1997 — 2011); and Sappi Limited (2002 — 2012).

Mr. Kennedy (68) has been the Company’s and Products Corporation’s Vice Chairman of the Board of Directors since May 2009 (including serving in that capacity as an executive officer until November 2013). Mr. Kennedy has served as a Director of the Company and of Products Corporation since September 2006. Mr. Kennedy has served since August 2014 as Senior Executive Vice President of MacAndrews & Forbes (a position he previously held from May 2009 to December 2012). Mr. Kennedy served as President and Chief Executive Officer of Scientific Games from November 2013 through July 2014 and as Vice Chairman of Scientific Games since October 2009 (including in a non-executive capacity since July 2014). Previously, Mr. Kennedy served as Scientific Games’ Chief Administrative Officer from April 2011 to March 2012. Mr. Kennedy served as President of MacAndrews & Forbes from January 2013 to November 2013. Mr. Kennedy served as the Company’s and Products Corporation’s interim Chief Executive Officer during October 2013; President and Chief Executive Officer from September 2006 to May 2009; Executive Vice President, Chief Financial Officer and Treasurer from March 2006 to September 2006; and as the Company’s Executive Vice President and Products Corporation’s President, International from June 2002 until March 2006. From 1998 until 2001, Mr. Kennedy was Managing Director (CEO) and a member of the Board of Directors of Coca-Cola Amatil Limited, a publicly-traded company headquartered in Sydney, Australia and listed on the Sydney Stock Exchange. From 1992 to 1997, Mr. Kennedy served as General Manager of the Coca-Cola USA Fountain Division, a unit of The Coca-Cola Company, which he joined in 1980. Mr. Kennedy has served on the Boards of Directors of the following public reporting companies within the last 5 years: the Company (2006 — present); Products Corporation (2006 — present); and Scientific Games (2009 — present).

Mr. Kretzman (63) has been a Company Director since October 2013. Mr. Kretzman retired as the Company’s Executive Vice President on December 31, 2013 following a 25-year career with the Company. Most recently, Mr. Kretzman served as the Company’s and Products Corporation’s Executive Vice President from October 2013 to December 2013 and as the Company’s and Products Corporation’s Executive Vice President and Chief Administrative Officer from November 2010 to September 2013. Formerly, he served as the Company’s and Products Corporation’s General Counsel from January 2000 to March 2011; Chief Legal Officer from December 2003 to November 2010; and Executive Vice President, Human Resources from October 2006 to November 2010. Mr. Kretzman formerly served as the Company’s and Products Corporation’s Secretary from September 1992 to June 2009. Mr. Kretzman served as the Company’s and Products Corporation’s Senior Vice President and General Counsel from January 2000 until December 2003. Prior to becoming General Counsel, Mr. Kretzman served as Senior Vice President and Deputy General Counsel from March 1998 to January 2000; as Vice President and Deputy General Counsel from January 1997 to March 1998; and as Vice President, Law from September 1992 to January 1997. Mr. Kretzman joined the Company in 1988 as Senior Counsel responsible for mergers and acquisitions. Mr. Kretzman also served as the Company’s Corporate Compliance Officer from January 2000 through March 2012. Mr. Kretzman is currently a member of the board of directors for several non-profit organizations that provide charitable services to his local community. Mr. Kretzman serves as a member of the Company’s Compensation Committee. Mr. Kretzman has served on the Board of Directors of the following public reporting company within the last 5 years: the Company (2013 — present).

Ms. Kurzman (45) has been a Company Director since February 2013. Ms. Kurzman serves as President of Nexus Management Group, Inc., a talent representation and consulting group which she founded in 2004. Prior to founding Nexus Management, Ms. Kurzman joined Epic/Sony Music in 1997 as Vice President of Worldwide Marketing and held positions of increasing responsibility there until 2004. From 1992 to 1997, Ms. Kurzman held positions of increasing responsibility at Arista Records, including serving as Director of Artist Development. Ms. Kurzman serves as a member of the Company’s Compensation Committee. Ms. Kurzman has served on the Board of Directors of the following public reporting company within the last 5 years: the Company (2013 — present).

Ms. Mellon (47) has been a Company Director since August 2008. Ms. Mellon has served as the President of TMellon Enterprises LLC since 2011. In 1996, Ms. Mellon founded and until November 2011 served in a senior executive capacity with J. Choo Limited, a manufacturer and international retailer of women’s shoes and accessories based in London, England, including serving most recently as its Chief Creative Officer. Prior to that, Ms. Mellon served as accessories editor for British Vogue magazine, since 1990, and previously held positions at Mirabella magazine and Phyllis Walters Public Relations. Ms. Mellon also serves on the Board of Directors and on the Creative Advisory Board of The H Company Holdings, LLC, a privately held holding company which owns and manages the Halston fashion design company. Ms. Mellon has served on the Board of Directors of the following public reporting company within the last 5 years: the Company (2008 — present).

Ms. Perelman (41) has been Executive Vice President, Strategy and New Business Development, of MacAndrews & Forbes since 2014. Ms. Perelman joined MacAndrews & Forbes in 2004 as Vice President and served as a Senior Vice President from 2008 to 2014. Prior to joining MacAndrews & Forbes, Ms. Perelman held various positions at the Company in corporate finance and brand marketing. Ms. Perelman also serves as a founding member and Vice Chairman of the Child Mind Institute, an Advisory Board member for the Social Enterprise Program at Columbia Business School, as a trustee of the NYU Langone Medical Center and as a trustee of the Children’s Museum of the Arts. Ms. Perelman is the daughter of the Company’s Chairman of the Board. During the past 5 years, Ms. Perelman has served on the Board of Directors of Scientific Games Corporation (2014 — present), which is a public reporting company.

Mr. Schwartz (65) has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Executive Vice Chairman of MacAndrews & Forbes since October 2007. Mr. Schwartz served as Senior Vice President of MacAndrews & Forbes from 1989 to 1993 and as Executive Vice President and General Counsel of MacAndrews & Forbes and various of its affiliates from 1993 to 2007. Mr. Schwartz serves as the Chairman of the Board of Trustees of Kenyon College; a Trustee of the City University of New York; a member of the Board of Visitors of the Georgetown University Law Center; and a member of the Board of Directors of each of the following civic organizations: Jazz at Lincoln Center; New York City Center; Human Rights First; and NYU Langone Medical Center. Mr. Schwartz serves as a member of the Company’s Nominating and Corporate Governance Committee. Mr. Schwartz has served on the Boards of Directors of the following public reporting companies within the last 5 years: the Company (2007 — present); Products Corporation (2004 — present); Scientific Games (2003 — present); Harland Clarke Holdings Corp. (2005 — 2014); and M & F Worldwide (2008 — 2011) (which ceased to be a publicly-traded company in December 2011).

Ms. Falcone Sorrell (41) has been a Company Director since March 2014. She serves as Senior Advisor to the Chairman at the World Economic Forum, a position she has held since 2009. From 2010 to 2014, Ms. Falcone Sorrell served as Principal Consultant, Office of Outreach and Partnership for the Inter-American Development Bank. Prior to joining the World Economic Forum in 2004, Ms. Falcone Sorrell held positions at the International Labor Organization from 2002 to 2004 and Shell London Ltd. from 2001 to 2002. During the past 5 years, Ms. Falcone Sorrell has served on the Boards of Directors of the following public reporting companies: the Company (2014 — present) and Viacom, Inc. (2013 — present).

CORPORATE GOVERNANCE

Board of Directors and its Committees

Board Size and Committees

The Board currently consists of 14 directors. Following the 2015 Annual Meeting, and assuming all director nominees named in Proposal No. 1 (Election of Directors) are elected, we expect the Board will consist of 12 directors. The Board of Directors currently has the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each of these committees and their functions are described in further detail below. Following the 2015 Annual Meeting, we expect the Board to take advantage of the “controlled company” exemption from the requirement to have a nominating and corporate governance committee, and we expect the Board to assume this function instead of a stand-alone committee.

“Controlled Company” Exemption

The Company is a “controlled company” (i.e., one in which more than 50% of the voting power for the election of directors is held by an individual, a group or another company) within the meaning of New York Stock Exchange (the “NYSE”) rules. Accordingly, the Company is not required to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which committees, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors). While during 2014 more than a majority of the Company’s directors were independent and the Company maintained a stand-alone nominating and corporate governance committee, following the 2015 Annual Meeting, the Company intends to avail itself of the NYSE’s “controlled-company” exemption from the requirement to have a majority of independent directors and the requirement to have a nominating and corporate governance committee.

The Board has determined that of the director nominees listed in this Proxy Statement, Messrs. Bernikow, Dinh and Feldberg and Mses. Kurzman, Mellon and Falcone Sorrell qualify as independent directors under Section 303A.02 of the NYSE Listed Company Manual (the “NYSE Manual”) and under the Revlon, Inc. Board Guidelines for Assessing Director Independence (the “Independence Guidelines”). The Independence Guidelines are available at www.revloninc.com under the heading Investor Relations - Corporate Governance.

Following the 2015 Annual Meeting and assuming the election of all directors named under Proposal No. 1 (Election of Directors), we expect the Board to take advantage of the NYSE’s “controlled company” exemption from the requirement to have a nominating and corporate governance committee, and we expect the Board to assume this function instead of a stand-alone committee.

Even though as a “controlled company,” the Company is not required to have a Compensation Committee (which, under NYSE rules, would otherwise be required to be comprised entirely of independent directors), the Board does maintain a Compensation Committee. The Compensation Committee is currently comprised of Messrs. Bernikow (Chairman) and Kretzman and Ms. Kurzman and Kathi Seifert. The Board has determined that Mr. Bernikow and Ms. Kurzman qualify as independent directors under Section 303A.02 of the NYSE Manual and under the Independence Guidelines. The Board has also determined that all of the current Compensation Committee members qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act and that Mr. Bernikow and Mses. Kurzman and Seifert qualify as “outside directors” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

Following the 2015 Annual Meeting and assuming the election of all directors named under Proposal No. 1 (Election of Directors), the Board expects to assess the composition and membership of the Compensation Committee and, to the extent there are changes in committee membership it will post such changes to its website, www.revloninc.com, under the heading Investor Relations - Corporate Governance.

Number of Board and Committee Meetings

During 2014, the Board of Directors held 6 meetings and acted 4 times by unanimous written consent; the Audit Committee held 8 meetings; the Compensation Committee held 8 meetings; the Nominating and Corporate Governance Committee held 3 meetings; and the Compensation Committee and the Nominating and Corporate Governance Committee held 2 joint meetings. Ms. Mellon attended fewer than 75% of the Board meetings during 2014.

Director Attendance at Annual Stockholders’ Meeting

While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s annual stockholders’ meeting, directors are invited to attend such meeting. One Director attended the Company’s 2014 Annual Stockholders’ Meeting.

Board Leadership Structure

The Company believes that its board leadership structure is appropriate given the Company’s specific status as a “controlled company.” Following the 2015 Annual Meeting, the Board will have an audit and a compensation committee, each operating under written charters, to assist the Board in its oversight functions. The Audit Committee will continue to be comprised entirely of independent directors as required under SEC rules and NYSE standards.

In the past, including for the director nominees for the 2015 Annual Meeting, the qualifications and experience of nominees for board service and committee membership were reviewed annually by the Nominating and Corporate Governance Committee. Nominees for board membership were then recommended by such committee for appointment as director nominees by the Board, whose election was subject to stockholder approval at the annual stockholders’ meetings. As we expect that the Board will assume the Nominating and Corporate Governance Committee’s functions following the 2015 Annual Meeting, the full Board will assess the qualifications and experience of nominees for Board and committee service in the future.

The Company has not established a “lead director” role. At Board and committee meetings, the Chairman of the Board and the Chairman of each such committee, or their respective designees, as applicable, presides for the purpose of conducting an orderly and efficient meeting. Independent directors or any other director may lead or initiate discussion, in the interest of promoting thorough consideration of any issue before the Board or any of its committees.

The Company has historically maintained separate positions of Chairman and Chief Executive Officer. Mr. Perelman, Chairman and Chief Executive Officer of MacAndrews & Forbes, has held the position of Chairman of the Company’s Board since June 1998 and Mr. Delpani has held the positions of President and Chief Executive Officer of the Company since November 2013. The Chairman provides overall leadership to the Board in its oversight function, while the Chief Executive Officer provides leadership in respect to the day-to-day management and operation of the Company’s business.

The Board and each of its committees conduct annual self-assessments to review and monitor their respective continued effectiveness. The Board has determined that in light of its status as a “controlled company,” the proposed size, composition and structure (including committee structure) to be implemented following the 2015 Annual Meeting are appropriate for the Board to continue to function effectively and efficiently. The Company believes that its separation of the Chairman and Chief Executive Officer positions and its overall board leadership structure are appropriate.

Below is a summary of the respective nominees’ experience, qualifications and background (including public company board experience). Such experience supports their respective qualifications to continue to serve on the Company’s Board of Directors. Without limiting the foregoing—

•	Mr. Bernikow: Mr. Bernikow’s accounting experience and financial expertise (including having served for 26 years at D&T and its predecessors), his public-company board and audit committee experience (including at UBS Funds, Destination XL, Mack-Cali and FCB Financial) and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.
•	Mr. Delpani: Mr. Delpani’s experience as the Company’s President and Chief Executive Officer, as well as his prior business experience, including serving as TCG’s Chief Executive Officer and serving in various senior executive positions with Reckitt Benckiser plc, and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.
•	Mr. Dinh: Mr. Dinh’s academic experience (including serving as a Professional Lecturer in Law and a Distinguished Lecturer in Government at Georgetown University, where he previously served as a Professor of Law), his government experience (including having served as Assistant Attorney General for Legal Policy for the U.S. Department of Justice), his business experience (including serving as a partner of Bancroft PLLC, which he founded, and as General Counsel and Corporate Secretary for Strayer Education, Inc.), as well as his public company board experience (including at Twenty-First Century Fox, Inc. and formerly at each of News Corporation, M & F Worldwide (which ceased to be a publicly-traded company in December 2011) and The Orchard, Inc.), and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.

•	Professor Feldberg: Professor Feldberg’s academic experience (including having served for 15 years as Dean of the Columbia Business School), his civic experience (including having served as President of NYC Global Partners), his business experience (including serving as Senior Advisor at Morgan Stanley and as Advisory Director of Welsh, Carson, Anderson & Stowe), as well as his public company board experience (including at Macy’s and UBS Funds and formerly at each of PRIMEDIA Inc. and Sappi Limited) and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.
•	Mr. Kennedy: Mr. Kennedy’s senior executive, international business and financial experience (including that gained in positions of increasing responsibility at the Company since 2002 through his retirement as an executive officer of the Company in November 2013 (including having most recently served as the Company’s interim Chief Executive Officer in October and November 2013 and having previously served as the Company’s President and Chief Executive Officer, Chief Financial Officer and President, Revlon International) and in several senior executive management positions at The Coca-Cola Company, his former service as Scientific Games’ President and Chief Executive Officer and its Executive Vice Chairman, his current service as Scientific Games’ non-executive Vice Chairman and his current service as Senior Executive Vice President at MacAndrews & Forbes), as well as his public company board experience (including formerly at Coca-Cola Amatil Limited), and his familiarity with the Company, as well as his prior service as a Director of the Company (including serving formerly as executive Vice Chairman and currently as non-executive Vice Chairman), qualify him to continue to serve on the Company’s Board.
•	Mr. Kretzman: Mr. Kretzman’s senior executive experience (including having served the Company in various capacities over his 25-year career with the Company prior to his retirement on December 31, 2013, including having most recently served as Executive Vice President and as special advisor to the Company’s recently appointed President and Chief Executive Officer, as well as having previously served as the Company’s Chief Administrative Officer), his legal experience (including having served as the Company’s Chief Legal Officer, Chief Compliance Officer and General Counsel), his business experience (including leadership of the Company’s global human resources, licensing, security and facilities functions), and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.
•	Ms. Kurzman: Ms. Kurzman’s senior executive experience in the areas of talent representation and talent-related brand-to-brand business development strategies (including serving as President of Nexus Management, a talent representation and consulting group which she founded in 2004) and marketing (including serving in senior marketing positions at Epic/Sony Music and Arista Records, respectively), and her familiarity with the Company, as well as her prior service as a Company Director, qualify her to continue to serve on the Company’s Board.
•	Ms. Mellon: Ms. Mellon’s experience in the fashion industry and marketing of women’s retail products (including serving as President of TMellon Enterprises LLC and having formerly served as founder and Chief Creative Officer of Jimmy Choo) and her familiarity with the Company, as well as her prior service as a Company Director, qualify her to continue to serve on the Company’s Board.
•	Ms. Perelman: Ms. Perelman’s business and senior executive experience (including serving as Executive Vice President, Strategy and New Business Development of MacAndrews & Forbes), her public company board experience (including at Scientific Games) and her knowledge of the Company, including as gained during her prior service at the Company in corporate finance and brand marketing, qualify her to serve on the Company’s Board.
•	Mr. Perelman: Mr. Perelman’s extensive business and financial experience (including managing diverse businesses within the MacAndrews & Forbes group of companies), his public company board experience (including at Scientific Games and at M & F Worldwide (which ceased to be a publicly-traded company in

December 2011)) and his knowledge of the Company and his long-standing service as a Company Director, together with his being the Company’s controlling stockholder, qualify him to continue to serve on the Company’s Board, including continuing to serve as the Chairman of the Board.

•	Mr. Schwartz: Mr. Schwartz’s senior executive experience (including serving as Executive Vice Chairman, and formerly serving as Chief Administrative Officer, of MacAndrews & Forbes), his legal experience (including having served as General Counsel at MacAndrews & Forbes), his public company board experience (including at Scientific Games, Harland Clarke Holdings Corp. and M & F Worldwide (which ceased to be a publicly-traded company in December 2011)) and his familiarity with the Company, as well as his prior service as a Company Director, qualify him to continue to serve on the Company’s Board.
•	Ms. Falcone Sorrell: Ms. Falcone Sorrell’s senior executive experience in the areas of business development (including serving as Senior Advisor to the Chairman of the World Economic Forum and formerly as Principal Consultant at the Office of Outreach and Partnership for the Inter-American Development Bank) and marketing (including serving in positions at Shell London Ltd.), and her familiarity with the Company, as well as her public company board experience (including at Viacom, Inc.), qualify her to continue to serve on the Company’s Board.

Audit Committee

Composition of the Audit Committee

The Audit Committee is currently comprised of Messrs. Bernikow (Chairman) and Feldberg and Diana Cantor and Kathi Seifert. Following the 2015 Annual Meeting and assuming the election of all directors named under Proposal No. 1 (Election of Directors), the Audit Committee is expected to consist of Messrs. Bernikow (Chairman), Feldberg and Dinh, each of whom the Board of Directors has determined satisfies the NYSE’s and the SEC’s audit committee independence and financial experience requirements.

The Company has determined that Mr. Bernikow qualifies as an “audit committee financial expert,” under applicable SEC rules. In accordance with applicable NYSE listing standards, the Company’s Board of Directors has considered Mr. Bernikow’s simultaneous service on the audit committees of more than three public companies, namely the audit committees of the Company, Destination XL, Mack-Cali, FCB Financial and the UBS Funds, and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee as, among other things, Mr. Bernikow is retired and, accordingly, has a flexible schedule and time to commit to service as an Audit Committee and Board member, including on a full-time basis, if necessary; he has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; the audit committees of the UBS Funds effectively function as a single, consolidated audit committee; and Mr. Bernikow has served as a member of the Company’s Audit Committee since 2003 and his service on the other audit committees noted has not impaired his ability to effectively serve on the Company’s Audit Committee during this period.

Audit Committee Charter

The Audit Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Audit Committee Responsibilities

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things, the integrity of the Company’s financial statements and disclosures; the Company’s compliance with legal and regulatory requirements; the appointment, compensation, retention and oversight of the Company’s independent auditors, as well as their qualifications, independence and performance; enterprise risk assessment and the Company’s risk management guidelines, processes and policies; and the performance of the Company’s internal audit functions. The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement (see “Audit Committee Report,” below). The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by the Company’s independent auditor. See “Annex B — Revlon, Inc. 2015 Audit committee pre-approval policy.”

Audit Committee Complaint Procedures

The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter.

Audit Committee Report

Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2014 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm.

The Audit Committee discussed with the Company’s independent registered public accounting firm those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), including information concerning the scope and results of the audit and information relating to KPMG’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and permissible non-audit services (see “Audit Fees” in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG’s provision of audit and non-audit services to the Company is compatible with KPMG’s independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Respectfully submitted,
Audit Committee
   Alan S. Bernikow, Chairman
   Diana F. Cantor
   Meyer Feldberg
   Kathi P. Seifert

Compensation Committee

Composition of the Compensation Committee

The Compensation Committee is currently comprised of Messrs. Bernikow (Chairman) and Kretzman and Mses. Kurzman and Seifert. Following the 2015 Annual Meeting and assuming the election of all directors named under Proposal No. 1 (Election of Directors), the Board expects to assess and may decide to make changes to the composition and membership of the Compensation Committee.

Compensation Committee Charter

The Compensation Committee operates under a comprehensive written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Compensation Committee’s Responsibilities

Pursuant to its charter, the Compensation Committee currently reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”) and other Named Executive Officers, evaluates the CEO’s and other Named Executive Officers’ performance in light of those goals and objectives, together with the Nominating and Corporate Governance Committee, and determines, either as a committee or together with the Board of Directors, the CEO’s and other Named Executive Officers’ compensation level based on such evaluations. Following the 2015 Annual Meeting and assuming the election of all director nominees named in Proposal No. 1 (Election of Directors), the Compensation Committee expects to evaluate the CEO’s and other Named Executive Officers’ performance together with the Board. The Compensation Committee also reviews and approves compensation and incentive arrangements for certain of the Company’s executive officers and such other Company employees as the Compensation Committee may determine to be necessary or desirable from time to time. The Compensation Committee also reviews and approves awards pursuant to the Fourth Amended and Restated Revlon, Inc. Stock Plan (the “Stock Plan”) and the Revlon Executive Incentive Compensation Plan (the “Incentive Compensation Plan”) and oversees the administration of such plans. While the Company did not implement any company-wide equity award program for 2014, during 2014, the Compensation Committee approved certain one-time grants of restricted stock under the Stock Plan to designated members of its senior management team, including the Named Executive Officers, which were intended to provide them with total compensation that is designed to be competitive to the Company’s peer group and with an element of long-term incentive compensation designed to retain those senior executive leaders that the Company believes will effectively lead the execution of its strategy of value creation. For more information on these one-time grants of restricted stock, see “Grants of Plan-Based Awards - Equity Awards,” below.

The Compensation Committee is also responsible for reviewing and discussing with the Company’s appropriate officers the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussion, the Compensation Committee is also responsible for (i) determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K or in the annual proxy statement (and incorporated by reference into the Annual Report on Form 10-K) and (ii) producing the annual Compensation Committee Report and approving its inclusion in the Company’s annual report on Form 10-K or in the annual proxy statement. The Compensation Committee also considers any potential conflicts of interest with its independent outside compensation consultant, and has determined that there were none.

Compensation Committee’s Delegation of Authority

Pursuant to the terms of the Incentive Compensation Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) the power and authority to administer the Incentive Compensation Plan for the Company’s employees, other than its Chief Executive Officer and certain other officers who constitute “covered employees” as defined in Treasury Regulation §1.162-27(c)(2) (“Section 162(m) Officers”). Section 157(c) of the Delaware General Corporation Law (the “DGCL”) provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may delegate authority to any officer of the Company to designate grantees of equity awards under the Stock Plan other than himself or herself and to determine the number of such equity awards to be issued. The Compensation Committee did not delegate any such authority for 2014.

Role of Officers and Consultants in the Compensation Committee’s Deliberations

For a discussion of the role of the Company’s executive officers and compensation consultants in recommending the amount or form of executive and director compensation, and the consideration of any possible conflicts of interest with the Compensation Committee’s independent outside compensation consultant, see “—Compensation Discussion and Analysis — Role of the Compensation Committee.”

Compensation Committee Interlocks and Insider Participation

The Compensation Committee does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below in this Proxy Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including by incorporation by reference to this 2015 Proxy Statement.

Respectfully submitted,
Compensation Committee
   Alan S. Bernikow, Chairman
   Robert K. Kretzman
   Ceci Kurzman
   Kathi P. Seifert

Nominating and Corporate Governance Committee

Composition of the Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Feldberg (Chairman), Dinh and Schwartz and Ms. Lee. As noted above, following the 2015 Annual Meeting and assuming the election of all directors named under Proposal No. 1 (Election of Directors), we expect the Board to take advantage of the NYSE’s “controlled company” exemption from the requirement to have a nominating and corporate governance committee, and we expect the Board to assume this function instead of a stand-alone committee. Given the Company’s “controlled company” status, the Board believes that this structure is appropriate.

Nominating and Corporate Governance Committee Charter

The Nominating and Corporate Governance Committee operates under a written charter, a printable and current copy of which is available at www.revloninc.com under the heading, Investor Relations (Corporate Governance).

Nominating and Corporate Governance Committee Responsibilities

Pursuant to its charter, the functions of the Nominating and Corporate Governance Committee include, among other things: identifying individuals qualified to become Board members; selecting or recommending to the Board proposed nominees for Board membership; recommending directors to the Board to serve on the Board’s standing committees; overseeing the evaluation of the Board’s performance; evaluating, together with the Compensation Committee, the CEO’s and senior management’s performance; overseeing the Revlon, Inc. Related Party Transaction Policy; overseeing the Company’s processes for succession planning for the CEO and other senior management positions; and periodically reviewing the Board’s Corporate Governance Guidelines and Independence Guidelines and recommending changes, if any, to the Board. Following the 2015 Annual Meeting, it is expected that the Audit Committee will oversee the Revlon, Inc. Related Party Transaction Policy and that the full Board will fulfill all other responsibilities currently handled by the Nominating and Corporate Governance Committee.

Director Nominating Processes; Diversity

The Nominating and Corporate Governance Committee currently identifies individuals qualified to become Board members when any vacancy occurs by reason of disqualification, resignation, retirement, death or an increase in the size of the Board. The Nominating and Corporate Governance Committee selects or recommends that the Board select director nominees for each annual stockholders’ meeting and director nominees to fill vacancies on the Board that may occur between annual stockholders’ meetings.

In evaluating director nominees, the Nominating and Corporate Governance Committee is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available at www.revloninc.com under the heading, Investor Relations (Corporate Governance). The Nominating and Corporate Governance Committee, in identifying and considering candidates for nomination to the Board, considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Nominating and Corporate Governance Committee’s charter, the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board.

In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and such other factors as the Nominating and Corporate Governance Committee determines to be pertinent in light of the Board’s needs over time, including, without limitation, education, diversity, race, gender and other individual qualities and attributes that are expected to contribute to the Board having an appropriate mix of viewpoints. The Nominating and Corporate Governance Committee identifies potential nominees from various sources, such as officers, directors and stockholders, and from time to time may retain the services of third party consultants to assist it in identifying and evaluating director nominees.

As a result of the NYSE’s “controlled company” exemption, following the 2015 Annual Meeting the Board does not intend to have a nominating and corporate governance committee or other committee performing nomination functions, and the Board intends to fulfill this role and follow the director nomination processes described above.

Stockholder Process for Submitting Director Nominees

Following the 2015 Annual Meeting, the Board will also consider director candidates recommended by stockholders. The process followed to evaluate candidates submitted by stockholders will not differ from the process followed for evaluating other director nominees. The Board may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit director candidates must submit their recommendation in writing (certified mail — return receipt requested) to the Company’s Secretary, at Revlon, Inc., One New York Plaza, 49th Floor, New York, NY 10004, attention: Michael T. Sheehan.

Recommendations for director candidates are accepted throughout the year by the Board. In order for a recommended director candidate to be considered for nomination to stand for election at an upcoming annual stockholders’ meeting, the recommendation must be received by the Company, as set forth above, not less than 120 days prior to the anniversary date of the date of the Company’s most recent annual proxy statement, which, for recommendations for the Company’s 2015 Annual Meeting, was December 25, 2014. No such recommendations were received from stockholders for the 2015 Annual Meeting. To have a candidate considered for nomination (subject to requests for further information as may be determined by the Board), a stockholder must initially provide the following information:

•	the stockholder’s name and address, evidence of such stockholder’s ownership of the Company’s Class A Common Stock, including the number of shares owned and the length of time of continuous ownership, and a statement as to the number and names of director candidates such stockholder has previously submitted to the Company during the period that such stockholder has owned such shares;
•	the name of the candidate;
•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;
•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and
•	the candidate’s consent to be named as a director, if selected and nominated by the Board.

Stockholder-Director Communications

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Any stockholder or other interested party desiring to communicate with the Board or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the Board or such director by sending such communication to the attention of the Board or such director, in each case in care of the Company’s Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by: (i) emailing it to Michael T. Sheehan, Senior Vice President, Deputy General Counsel and Secretary, at michael.sheehan@revlon.com; or (ii) mailing it to Revlon, Inc., One New York Plaza, 49th Floor, New York, NY 10004, attention: Michael T. Sheehan. Communications that consist of stockholder proposals must instead follow the procedures set forth under “General Rules Applicable to Stockholder Proposals” in this Proxy Statement, below, and, in the case of recommendations of director candidates, “Stockholder Process for Submitting Director Nominees,” in this Proxy Statement, above.

Non-Management Executive Sessions

The Company’s Corporate Governance Guidelines provide that the Company’s Board of Directors will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. A non-management director will preside over each non-management executive session of the Board, and an independent director will preside over each independent director executive session of the Board, although the same director is not required to preside at all such non-management or independent director executive sessions. The presiding director at such non-management and independent director executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. The Board of Directors met in at least one executive session, attended by only independent directors (all of whom constituted non-management directors) during 2014.

EXECUTIVE OFFICERS

The following executive officers of the Company, whose positions with the Company as of the date hereof are set forth below, together with Messrs. Alletto and Elshaw, who ceased employment with the Company prior to December 31, 2014, constitute the Company’s “Named Executive Officers” for 2014 for purposes of this Proxy Statement:

Name	Position
Lorenzo Delpani	President and Chief Executive Officer

Roberto Simon	Executive Vice President and Chief Financial Officer

Giovanni “Gianni” Pieraccioni	Executive Vice President and Global President – Revlon Consumer Division

The following sets forth the age (as of December 31, 2014), positions held with the Company and selected biographical information for the Company’s current executive officers whose biographical information is not otherwise included in this Proxy Statement, above, with the Company’s Directors:

Mr. Simon (40) has served as the Company’s Executive Vice President and Chief Financial Officer since September 2014. Mr. Simon also served as the Company’s Senior Vice President, Global Finance since joining the Company in October 2013 as part of the Company’s acquisition of TCG. Prior to joining the Company and since 2002, Mr. Simon served in various senior finance positions of increasing responsibility at TCG, including as TCG’s Chief Financial Officer since October 2011. From January 2008 until September 2011, Mr. Simon served as Vice President, Finance Americas & Africa of Colomer USA.

Mr. Pieraccioni (55) has served as the Company’s Executive Vice President and Global President – Revlon Consumer Division since February 2014 and was designated by the Board of Directors as an executive officer in February 2015. Prior to joining the Company, Mr. Pieraccioni most recently served as Executive Vice President and Chief Commercial Officer for Alitalia, from August 2012 until September 2013. From January 2011 to July 2012, Mr. Pieraccioni served as General Manager - Spirits at Averna Group. From February 2009 to December 2010, Mr. Pieraccioni provided business consulting services to companies in various industries. Prior to that, Mr. Pieraccioni held several general management, marketing and commercial positions of increasing scope and seniority within the consumer and luxury goods industry, including at The Procter & Gamble Company, PepsiCo, Inc., Johnson & Johnson S.p.A., Sector Group Inc. and Binda Group S.p.A.

RISK MANAGEMENT

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Risk Oversight

The Company’s senior management is responsible for identifying and managing risks to the Company’s business and the Board’s Audit Committee is responsible for reviewing and discussing that process with management. In accordance with applicable NYSE rules for listed issuers, the Audit Committee maintains an Audit Committee charter that addresses the duties and responsibilities of the Audit Committee, including the requirement that such committee discuss the Company’s guidelines, policies and processes with respect to enterprise risk assessment and risk management. As part of the Company’s enterprise risk management function, management identifies internal and external risk factors, monitors identified risks and takes appropriate action to mitigate such identified risks. Specifically, the Company’s internal audit group, with input from the Company’s senior management, leads a comprehensive enterprise risk assessment annually using a comprehensive risk management framework. This process identifies and characterizes risks based on the possible impact to the Company’s business and likelihood of occurrence. The Company’s management puts in place appropriate plans to mitigate the risks identified. The enterprise risk assessment is also taken into account in the formulation of the internal audit plan for the ensuing year. The Audit Committee reviews and discusses the Company’s enterprise risk assessment and risk management guidelines, policies and processes at least annually. Further, the Board reviews the Company’s business plan and receives regular business and financial updates, including progress against the Company’s business plan, at Board meetings, enabling the Board to understand, and remain updated regarding, the business risks faced by the Company and the Company’s management of those risks.

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of all material elements of the Company’s compensation of its Named Executive Officers, including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount and, where applicable, the formula, for each element to pay; (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements of compensation; and (vii) whether and, if so, how the Company has considered the results of the most recent stockholder advisory vote on executive compensation in determining its compensation policies and decisions.

Overview of Key 2014 Compensation Events

A summary of key aspects of the Company’s 2014 compensation programs follows:

•	Overview of Compensation Programs: For 2014, the Company’s incentive compensation programs for its Named Executive Officers included: (1) an annual cash bonus program (the “2014 Annual Bonus Program”); (2) cash-based, long-term incentive program awards (“LTIPs”) consisting of (a) the 2014 LTIP, (b) the remaining two-thirds portion of the previously-granted 2013 Transitional LTIP and (c) the first one-third portion of the 2014 Transitional LTIP (each such LTIP program is defined below); and (3) the 2014 Restricted Stock Grants (as defined below). The 2014 Annual Bonus Program, the 2014 LTIP, the remaining two-thirds portion of the 2013 Transitional LTIP, the first one-third portion of the 2014 Transitional LTIP and the 2014 Restricted Stock Grants are collectively referred to as the “2014 Incentive Compensation Programs.”
•	2014 Restricted Stock Grants: While the Company did not implement any company-wide equity award program for 2014, the Company’s incentive compensation programs during 2014 consisted of certain one-time grants of restricted shares of the Company’s Class A Common Stock (the “2014 Restricted Stock Grants”) under the Stock Plan to designated members of its senior management team, including Messrs. Delpani, Pieraccioni and Simon. The 2014 Restricted Stock Grants were intended to provide these senior executives with total compensation that is designed to be competitive to the Company’s peer group and with an element of long-term incentive compensation designed to retain those senior executives that the Company believes will effectively lead the execution of its strategy of value creation.
•	Amendments to 2013 LTIP and 2013 Transitional LTIP: In March 2014, the Company’s outstanding 2013 LTIP and 2013 Transitional LTIP awards with unfinished performance periods were amended to take into account (i) the Company’s October 2013 acquisition of The Colomer Group (“TCG” and the “Colomer Acquisition”); (ii) the appointment of a new senior leadership team; and (iii) the preparation and implementation of the Company’s new strategy of value creation. These modifications, which were approved by the Compensation Committee based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, provide for (1) a payment opportunity for the 2013 LTIP in March 2016 based upon the average degree of the Company’s achievement of its 2014 and 2015 performance targets, and (2) a payment opportunity for the remaining two-thirds of the target 2013 Transitional LTIP in March 2015 based upon the Company’s degree of achievement of its 2014 performance targets (which were paid as described below). Prior to these modifications: (1) the Company’s 2013 LTIPs provided for a single cash payment opportunity in March 2016 based on the cumulative degree of the Company’s achievement of the relevant corporate performance targets for 2013, 2014 and 2015 (as amended, the “2013 LTIP”); and (2) in order to provide eligible LTIP grantees with comparable LTIP payout opportunities during 2014 and 2015, as the LTIP structure transitioned in 2013 from a 1-year performance period under its 2012 LTIP design to a multi-year performance period for 2013 and later years, the Company implemented the 2013 Transitional LTIPs. One-third of the 2013 Transitional LTIP target awards, adjusted for 2013 performance, were paid in March 2014 based on the Company’s achievement of its 2013 performance targets and, prior to the modifications, the remaining two-thirds of the 2013 Transitional LTIP target awards were to be paid in March 2015 based upon the cumulative degree of the Company’s achievement of its 2013 and 2014 performance targets (as amended, the “2013 Transitional LTIP”).

•	Corporate Performance Targets for Cash-Based Incentive Programs:
○	2014 Annual Bonus Program: The 2014 Annual Bonus Program payments in March 2015 were based on the degree of the Company’s achievement of the following performance targets: (1) a 2014 Adjusted EBITDA[1] target of $344.4 million, weighted at 50% (the “2014 Adjusted EBITDA Performance Target”); (2) a 2014 net sales target of $1,930.1 million, weighted at 25% (the “2014 Net Sales Performance Target”); and (3) a 2014 Net Working Capital Ratio[2] target of 7.15%, weighted at 25% (the “2014 Net Working Capital Ratio Performance Target” and, together with the 2014 Adjusted EBITDA Performance Target and the 2014 Net Sales Performance Target, the “2014 Annual Bonus Performance Targets”), in each case as adjusted to account for the 2014 Unusual Items (as defined in footnote 1 below) and after taking into account all incentive compensation accruals. Per the terms of their respective employment agreements: (i) Mr. Delpani was eligible for a target annual bonus of 100% of his base salary; and (ii) each of Messrs. Simon and Pieraccioni was eligible for a target annual bonus of 75% of his respective base salary.
○	2014 LTIP: The Company’s LTIP for 2014 (the “2014 LTIP”) is payable in March 2017 based upon the average degree of the Company’s achievement of its performance targets over three, 1-year periods (namely, 2014, 2015 and 2016). The 2014 LTIP’s corporate performance targets for the 2014 performance year were: (1) the 2014 Adjusted EBITDA Performance Target, weighted at 50%; (2) the 2014 Net Sales Performance Target, weighted at 25%; and (3) a 2014 Free Cash Flow[3] target of $49.8 million, weighted at 25% (the “2014 Free Cash Flow Performance Target” and, together with the 2014 Adjusted EBITDA Performance Target and the 2014 Net Sales Performance Target, the “2014 LTIP Performance Targets”). In each case the targets are adjusted to account for the 2014 Unusual Items and measured after taking into account all incentive compensation accruals. Early in 2015 and 2016, the Company will recommend to the Compensation Committee for its approval the 2014 LTIP’s Adjusted EBITDA, net sales and Free Cash Flow performance targets for the 2014 LTIP’s 2015 and 2016 performance years, respectively (such targets for the 2014 LTIP’s 2015 and 2016 performance years, together with the 2014 LTIP Performance Targets, being the “2014 LTIP 3-Year Performance Targets”).
○	2014 Transitional LTIP: The Company’s corporate performance targets under the initial one-third portion of the 2014 Transitional LTIP, which were paid in March 2015, were the same as the 2014 LTIP Performance Targets and had the same weighting as the 2014 LTIP Performance Targets. In each case the targets are adjusted to account for the 2014 Unusual Items and measured after taking into account all incentive compensation accruals. The remaining two-thirds of the 2014 Transitional LTIP’s target awards remain as a payment opportunity in March 2016, based upon the average degree of the Company’s achievement of its: (i) Adjusted EBITDA performance target (weighted at 50%); (ii) net sales performance target (weighted at 25%); and (iii) Free Cash Flow performance target (weighted at 25%) in 2014 (being

[1]	Adjusted EBITDA is a non-GAAP financial measure which, for 2014, the Company defined as income from continuing operations before interest, taxes, depreciation, amortization, stock-based compensation expense, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses (the foregoing being the “Non-Operating Exclusions”), as well as to exclude non-cash stock compensation expense and certain other non-recurring items that are not directly attributable to the Company’s underlying operating performance (the “2014 Unusual Items”), including charges for restructuring and related actions; expenses related to the acquisition and integration of TCG; inventory purchase accounting adjustments related to the acquisition of TCG, certain litigation expenses, and changes in the Company’s method of calculating its inventory and bad debt reserves. In calculating Adjusted EBITDA, the Company excluded the effects of Non-Operating Exclusions and 2014 Unusual Items because the Company’s management believed that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company’s operating performance.
[2]	Net Working Capital Ratio is determined by dividing (1) the Company’s 2014 net working capital (defined as, non-cash current assets minus current liabilities, excluding taxes, debt and restructuring charges) by the Company’s net revenues of the prior rolling 12-month period, calculated each month, beginning with the Company’s net working capital as of January 31, 2014 by (2) the Company’s net revenues for the February 1, 2014 through January 31, 2014 period, and then taking the average of each of those 12 monthly calculations made during 2014.
[3]	Free Cash Flow is a non-GAAP financial measure which, for 2014, the Company defined as net cash provided by operating activities, less capital expenditures for property, plant and equipment, plus proceeds from the sale of certain assets. Free Cash Flow excludes proceeds on sale of discontinued operations. Free Cash Flow does not represent the residual cash flow available for discretionary expenditures, as it excludes certain expenditures such as mandatory debt service requirements, which for the Company are significant.

the 2014 LTIP Performance Targets) and those approved by the Compensation Committee for the Company’s 2015 performance year; except that the terms of Mr. Delpani’s 2014 Transitional LTIP provide that it would be paid in March 2016 based on the average degree of the Company’s achievement of these performance targets in 2014 and 2015.

○	2013 Transitional LTIP: The Company’s corporate performance targets under the remaining two-thirds portion of the previously-granted 2013 Transitional LTIP were the same as the 2014 LTIP Performance Targets and had the same weighting as the 2014 LTIP Performance Targets. In each case the targets are adjusted to account for the 2014 Unusual Items and measured after taking into account all incentive compensation accruals.
•	Payout Opportunities:
○	The 2014 Annual Bonus Program: The 2014 Annual Bonus Program had a payout opportunity range of 0% to 150% of target bonus awards based on the extent to which the Company achieved the 2014 Annual Bonus Performance Targets. Also, the actual bonus payments under the 2014 Annual Bonus Program could range between 80% to 120% of the adjusted target bonus awards, based on, in the case of the Named Executive Officers, the Compensation Committee’s certification of management’s assessment of the extent to which each of the Named Executive Officers achieved his individual performance objectives under the Company’s annual management review process, including performance factors approved by the Compensation Committee in March 2014 for certain of the Named Executive Officers.
○	2014 LTIP: The 2014 LTIP has a payout opportunity range of 0% to 150% of target based on (1) the extent to which the Company achieves the 2014 3-Year LTIP Performance Targets and (2) the Compensation Committee’s certification of management’s assessment that each respective Named Executive Officer achieved at least a target performance rating under the Company’s annual management review process, including performance factors approved by the Compensation Committee for certain of the Named Executive Officers, for each performance year of the 2014 LTIP.
○	2013 Transitional LTIP and 2014 Transitional LTIP: The remaining two-thirds portion of the 2013 Transitional LTIP and the initial one-third portion of the 2014 Transitional LTIP had a payout opportunity range of 0% to 150% of target based on (1) the extent to which the Company achieved the 2014 LTIP Performance Targets and (2) the Compensation Committee’s certification of management’s assessment that each respective Named Executive Officer achieved at least a target performance rating under the Company’s annual management review process, including the 2014 Performance Factors (as defined below) for certain of the Named Executive Officers.
•	Achievement of 2014 Corporate Performance Targets and Payouts:
○	Achievement of 2014 Corporate Performance Targets: Based upon the Company’s 2014 financial results and for purposes of the 2014 Annual Bonus Program, in February 2015, the Compensation Committee certified the Company’s achievement of: (1) 108.7% of its 2014 Adjusted EBITDA Performance Target; (2) 101.6% of its 2014 Net Sales Performance Target; and (3) 88.3% of its 2014 Net Working Capital Ratio. For purposes of the remaining two-thirds portion of the 2013 Transitional LTIP and the initial one-third portion of the 2014 Transitional LTIP, the Compensation Committee certified the Company’s achievement of: (1) 108.7% of its 2014 Adjusted EBITDA Performance Target; (2) 101.6% of its 2014 Net Sales Performance Target; and (3) 244.8% of its 2014 Free Cash Flow Performance Target.
○	Funding Levels for the 2014 Compensation Programs: In accordance with the terms and payout slopes of the 2014 Annual Bonus Program, the 2013 Transitional LTIP and the 2014 Transitional LTIP, in February 2015 the Compensation Committee approved funding at 144.3% of target each of: (i) the 2014 Annual Bonus Program; (ii) the remaining two-thirds portion of the 2013 Transitional LTIP; and (iii) the initial one-third portion of the 2014 Transitional LTIP, in each case, upon management’s recommendation, and taking into account the Company’s 2014 financial results compared to the 2014 Annual Bonus Performance Targets and the 2014 LTIP Performance Targets. For detail on the formulas used to calculate the achievement of these targets, the weighting of each target and the payout slopes for the 2014 Annual Bonus Program, the 2013 Transitional LTIP and the 2014 Transitional LTIP, see “Incentive Compensation; Long-Term Cash Compensation” and “Incentive Compensation; Annual Cash Bonus,” below.

○	Payment of Cash-Based Incentive Compensation: In March 2015, the Company paid annual cash bonuses under the 2014 Annual Bonus Program, the remaining two-thirds portion of the 2013 Transitional LTIP and the initial one-third portion of the 2014 Transitional LTIP to its Named Executive Officers (other than Mr. Elshaw who left the Company in February 2014), as well as other employees eligible for awards under such programs. Such payments were made following the Compensation Committee’s having: (i) certified the extent to which the Company achieved its 2014 Annual Bonus Performance Targets and the 2014 LTIP Performance Targets; (ii) certified management’s assessment of the extent to which each Named Executive Officer achieved their performance rating under the Company’s annual management review process, including performance factors for 2014 that were approved by the Compensation Committee in March 2014 for certain of the Named Executive Officers; and (iii) approved the 144.3% funding level for each such program (with certain of the Named Executive Officers receiving payments of 120% of that adjusted target under the Annual Bonus Program based on their outstanding performance ratings under their 2014 Performance Factors), all in accordance with the terms of each such program.
•	2014 “Say-on-Pay” Vote Results: At the Company’s 2014 Annual Stockholders’ Meeting, approximately 99% of the Company’s outstanding voting capital stock approved the “say-on-pay” proposal on the structure and payment of the Company’s compensation for its named executive officers. The Company believes that the near unanimity of that vote represents an endorsement that the Company’s compensation philosophy, processes and practices are appropriate for the Company.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide compensation programs that are reasonably designed to satisfy the following objectives:

•	to pay for performance (by basing salary increases upon individual performance and basing incentive compensation payouts upon the degree to which the Company and the executive achieve their respective corporate and individual performance objectives, as approved by the Compensation Committee);
•	to align the interests of management and employees with corporate performance and shareholder interests by rewarding performance that is directly linked to the degree to which the Company achieves its strategy of value creation; and
•	to retain, attract and motivate exceptional performers and key contributors with the skills and experience necessary for the Company to achieve its strategy of value creation, which requires the Company’s compensation programs to be competitive with the compensation practices of other companies.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a competitive compensation program which consists principally of the following three main components:

(i)	annual base salary;
(ii)	Annual Bonuses: eligibility for performance-based, annual cash bonuses under the Incentive Compensation Plan, which are contingent upon the Compensation Committee reviewing and certifying the extent to which the Company achieved its annual performance objectives (which objectives have also been reviewed and approved by the Compensation Committee), as well as the Compensation Committee’s reviewing and certifying management’s assessment of the extent to which the executive achieved a certain performance rating under the Company’s annual management review process. The 2014 Annual Bonus Program had a payout opportunity range of 0% to 150% of target based on the extent to which the Company achieved the 2014 Annual Bonus Performance Targets. In addition, the 2014 Annual Bonus Program is subject to adjustment based upon each Named Executive Officer’s individual performance, such that they could receive between 80% and 120% of their adjusted target award, based on the Compensation Committee’s certification of management’s assessment of the extent to which the executive achieved a certain performance rating under the Company’s annual management review process, to enable comparatively higher-performing employees to be appropriately rewarded;
(iii)	LTIPs: eligibility for cash-based LTIP awards under the Incentive Compensation Plan, which are also contingent upon the Compensation Committee reviewing and certifying the extent to which the Company achieved its performance objectives during the applicable performance period (which objectives have also been reviewed and approved by the Compensation Committee), as well as the Compensation Committee’s reviewing and certifying management’s assessment of each Named Executive Officer having achieved a satisfactory performance rating under the Company’s annual management review process during each year of the respective LTIP’s performance period.

•	2014 LTIP: Since 2010, the Company has granted LTIP awards under its Incentive Compensation Plan as one element of compensation designed to enable the Company to maintain total compensation at competitive levels. For 2014, the Compensation Committee approved a new LTIP structure and design. The 2014 LTIP provides for a payment opportunity in March 2017, based upon the average degree of the Company’s achievement of its: (i) Adjusted EBITDA (weighted at 50%); (ii) net sales (weighted at 25%); and (iii) Free Cash Flow (weighted at 25%) performance targets over three 1-year periods (2014, 2015 and 2016).
•	2014 Transitional LTIP: The 2014 Transitional LTIP provided for a payment opportunity in March 2015, with one-third of target award amounts based upon the degree of the Company’s achievement of its 2014 LTIP Performance Targets. The remaining two-thirds of the 2014 Transitional LTIP target awards remain as a payment opportunity in March 2016, based upon the average degree of the Company’s achievement in 2014 and 2015 of its: (i) Adjusted EBITDA (weighted at 50%); (ii) net sales (weighted at 25%); and (iii) Free Cash Flow (weighted at 25%) performance targets; except that the terms of Mr. Delpani’s 2014 Transitional LTIP provide that it would be paid in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015.
•	2013 Transitional LTIP: Based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, in March 2014 the Company’s Compensation Committee approved modifications to the 2013 Transitional LTIPs to take into account (i) the October 2013 Colomer Acquisition; (ii) the appointment of a new senior leadership team; and (iii) the preparation and implementation of the Company’s new strategy of value creation. These modifications provided for a payment opportunity in March 2015 for the remaining two-thirds of the target award amounts, based upon the degree of the Company’s achievement of 2014 LTIP Performance Targets; and
(iv)	One-Time Restricted Stock Grants: eligibility for one-time grants of restricted shares of the Company’s Class A Common Stock under the Stock Plan, to provide key members of the Company’s senior management leadership team, including Messrs. Delpani, Pieraccioni and Simon, with total compensation that is designed to be competitive to the Company’s peer group and with an element of long-term incentive compensation designed to retain those senior executives that the Company believes will effectively lead the execution of its strategy of value creation. These restricted shares will vest in 5 equal installments over 5 years (with the first vesting event for Messrs. Delpani and Pieraccioni having occurred on March 15, 2015), and in full upon any “change of control,” provided that at the scheduled time of vesting the Named Executive Officer is then employed with the Company. The Named Executive Officers are required to retain such shares, even after they vested, so long as they remain employed by the Company.

Setting Pay; Market References

The Company’s Human Resources Department and the Compensation Committee, with input from the Compensation Committee’s outside compensation consultant, consider the compensation of the Named Executive Officers in order to reward and retain the Company’s high-performing executives and provide them with incentives designed to maximize their performance in executing the Company’s strategy of value creation.

As part of assessing of the compensation of the Named Executive Officers, the Company also compares each Named Executive Officer’s total compensation to the total compensation for executives at comparison group companies, both within and outside of the consumer products industry. In this Proxy Statement, “total compensation” refers to base salary, annual cash bonus, annual vested value of the restricted stock awards and LTIP awards, unless otherwise noted. The Company seeks to design its total compensation opportunity to be competitive with these comparison group companies, as the Company believes that the market for certain executive talent is broader than the consumer products industry. When reviewing and setting Named Executive Officer compensation for 2014, the Company compared the total compensation of its executive officers to market compensation data for certain groups of companies in Towers Watson’s U.S. compensation data banks for similarly situated executives (sometimes referred to herein as “competitive benchmark norms” or “competitive benchmarks,” with such companies being referred to herein as the “Comparison Group”). The Comparison Group for 2014 consisted of the companies listed on Annex A.

Total Compensation

Comparing the Named Executive Officer’s 2014 total compensation against the 50th and the 75th percentiles of total compensation in the relevant Comparison Group reflected that: (i) Mr. Delpani’s total compensation was at the 75th percentile; (ii) Mr. Simon’s total compensation was at the 50th percentile; and (iii) Mr. Pieraccioni’s total compensation was at the 75th percentile.

Base Salary

Base salary adjustments are considered annually and may be based on individual performance, promotions and the assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company’s overall compensation guidelines and annual salary budget guidelines. Higher annual increases may be made to higher performers and key contributors.

Incentive Compensation; Generally

Plan Design:

For each year, the Company’s management recommends the corporate performance targets for its cash-based incentive compensation programs to the Compensation Committee for it to review and consider approving. The value of the one-time 2014 Restricted Stock Grants is based on the trading value of the Company’s Class A Common Stock. Linking the corporate performance targets for the cash-based incentive compensation programs directly to the extent to which the Company achieves its strategy of value creation is intended to have the effect of fostering shareholder value creation by appropriately motivating executives to achieve the Company’s financial and operational performance goals, while being challenging to attain. As noted above, the components of the Company’s 2014 Incentive Compensation Programs consisted of (1) the 2014 Annual Bonus Program; (2) the 2014 Restricted Stock Grants; (3) the 2014 LTIP; (4) the remaining two-thirds portion of the 2013 Transitional LTIP; and (5) the first one-third portion of the 2014 Transitional LTIP.

The Company’s President and Chief Executive Officer; Executive Vice President and Chief Financial Officer; Executive Vice President and Chief Legal and Administrative Officer; and senior Human Resource executives develop the objectives against which each Named Executive Officer’s performance, including the CEO’s, is assessed. The Compensation Committee also reviews and approves these objectives, having discussed them with its independent outside compensation consultant. These objectives are established by the Compensation Committee at the start of the performance period based on the Company’s future business plans. The Compensation Committee then reviews the objectives after the end of the designated performance period to assess and certify the extent to which they have been achieved based on the Company’s financial and operational results for the performance period.

In March 2014, the Compensation Committee approved and adopted performance-based incentive compensation factors for certain executives who serve on the Company’s senior management leadership team, namely: (A) for purposes of the 2014 Annual Bonus Program, performance objectives which consisted of: (1) the 2014 Adjusted EBITDA Performance Target, weighted at 50%; (2) the 2014 Net Sales Performance Target, weighted at 25%; and (3) the 2014 Net Working Capital Ratio Performance Target, weighted at 25%; and (B) for purposes of the remaining two-thirds portion of the 2013 Transitional LTIP and the first one-third portion of the 2014 Transitional LTIP, performance objectives which consisted of: (1) the 2014 Adjusted EBITDA Performance Target, weighted at 50%; (2) the 2014 Net Sales Performance Target, weighted at 25%; and (3) the 2014 Free Cash Flow Performance Target, weighted at 25% (collectively, the “2014 Performance Factors”). As Mr. Simon was not appointed as the Company’s Executive Vice President and Chief Financial Officer until September 2014, the Compensation Committee assessed his individual performance based on his objectives established under the Company’s annual management review process.

The 2014 Performance Factors were comprised of quantitative financial measures which were the performance objectives adopted under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Section 162(m) Performance Factors”). The 2014 Performance Factors also included strategic and operational objectives linked directly to the extent to which the Company achieved its strategy of value creation (the “2014 Strategic Objectives”), which were used by the Compensation Committee to review and certify management’s assessment of the extent to which each Named Executive Officer achieved a certain performance rating under the Company’s annual management review process. Such ratings were used to determine the extent to which each Named Executive Officer was eligible to receive a payout of up to 120% of his annual adjusted target bonus awards in accordance with the terms of the 2014 Annual Bonus Program, as well as to certify management’s assessment of each Named Executive Officer having achieved a satisfactory performance rating under the Company’s annual management review process during the 2014 performance period under the remaining two-thirds portion of the 2013 Transitional LTIP and the first one-third portion of the 2014 Transitional LTIP.

Performance Measurement:

After each performance period, the Compensation Committee certifies the level of the Company’s achievement of its corporate performance targets, which are used to calculate each program’s adjusted funding level. The Compensation Committee then certifies management’s assessment of the extent to which the respective Named Executive Officer achieved a certain performance rating under the 2014 Strategic Objectives portion of the 2014 Performance Factors. This individual performance rating is then used to calculate the degree to which the Named Executive Officer would be eligible to receive a payout ranging from 80% to 120% of the adjusted funding level.

Lawrence Alletto, the Company’s former Executive Vice President, Chief Financial Officer and Chief Administrative Officer, remained eligible under his separation agreement for his full 2014 target bonus award of 75% of his base salary, pro-rated for his 274 days of service during 2014. While 2014 Performance Factors were adopted under Section 162(m) for Mr. Alletto, pursuant to his separation agreement, Mr. Alletto was paid his annual bonus as if he received a rating entitling him to a 100% payout of his adjusted target bonus, without regard to achievement of his personal objectives. Chris Elshaw, the Company’s former Executive Vice President and Chief Operating Officer, was not eligible to receive any performance-based compensation in respect of 2014 based upon his leaving the Company in February 2014, and thus his 2014 performance was not assessed by the Compensation Committee.

In light of these senior management changes and the fact that certain incentive compensation was paid to Mr. Alletto pursuant to his separation agreement, the Compensation Committee considered the 2014 performance only for Messrs. Delpani, Simon and Pieraccioni, including, for Messrs. Delpani and Pieraccioni, achievement against their 2014 Performance Factors, and for Mr. Simon, achievement of his 2014 performance objectives established under the Company’s annual management review process.

The Section 162(m) Performance Factors under Messrs. Delpani’s and Pieraccioni’s 2014 Performance Factors and Mr. Simon’s 2014 performance objectives included (A) for purposes of the 2014 Annual Bonus Program: (i) the Company’s degree of achievement of its 2014 Adjusted EBITDA Performance Target, on which 50% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target annual bonus awards were based; (ii) the Company’s degree of achievement of its 2014 Net Sales Performance Target, on which 25% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target annual bonus awards were based; and (iii) the Company’s degree of achievement of its 2014 Net Working Capital Ratio Performance Target, on which 25% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target annual bonus awards were based; and (B) for purposes of the LTIP awards for 2014: (i) the Company’s degree of achievement of its 2014 Adjusted EBITDA Performance Target, on which 50% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target LTIP awards were based; (ii) the Company’s degree of achievement of its 2014 Net Sales Performance Target, on which 25% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target LTIP awards were based; and (iii) the Company’s degree of achievement of its 2014 Free Cash Flow Performance Target, on which 25% of Messrs. Delpani’s, Pieraccioni’s and Simon’s target LTIP awards were based.

In February 2015, based on the extent of the Company’s over-achievement of its 2014 Annual Bonus Performance Targets and its 2014 LTIP Performance Targets and applying the formulae of the 2014 Incentive Compensation Programs, the Compensation Committee approved a 144.3% funding level for each of (i) the 2014 Annual Bonus Program; (ii) the remaining two-thirds portion of the 2013 Transitional LTIP with the 2014 performance period; and (iii) the initial one-third portion of the 2014 Transitional LTIP with the 2014 performance period. As noted above, the terms of Mr. Delpani’s 2014 Transitional LTIP provide that it would be paid in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015.

After reviewing and considering management’s assessment of Messrs. Delpani’s and Pieraccioni’s 2014 Performance Factors (and Mr. Simon’s individual performance based on his objectives established under the Company’s annual management review process), including their individual key achievements during 2014, as listed below, in February 2015 the Compensation Committee certified that: (i) Messrs. Delpani and Pieraccioni achieved their 2014 Performance Factors with a performance rating for their 2014 Strategic Objectives that entitled them to a payout of 120% of the adjusted annual bonus awards; and (ii) Mr. Simon achieved a performance rating that entitled him to a payout of 100% of the adjusted annual bonus awards, in each case pursuant to the plan design and terms of the 2014 Annual Bonus Program. The Named Executive Officer’s 2014 performance ratings also entitled them to their adjusted target LTIP awards. Such payout amounts are set forth in the “Summary Compensation Table” below.

Below is a summary of Messrs. Delpani’s, Simon’s and Pieraccioni’s 2014 key achievements. In connection with the Compensation Committee’s certification process, the Company’s management provided these key achievements to the Compensation Committee in support of management’s assessment of each Named Executive Officer’s achievement of his individual 2014 Strategic Objectives under the 2014 Performance Factors in accordance with the terms of the 2014 Annual Bonus Program and the 2013 Transitional LTIPs and the 2014 Transitional LTIPs:

Mr. Delpani – President and Chief Executive Officer:

•	the continued implementation of the Company’s integration of TCG, which during 2014 led to realized cost reductions of approximately $17.0 million;
•	the development and implementation of the Company’s global vision, mission and strategy of value creation;
•	the continued implementation of a company-wide SAP enterprise resource planning system;
•	the development of the Company’s global brands through innovation and effective brand positioning, with approximately $33.0 million of higher advertising expense to support the Company’s Consumer segment’s brands; and
•	the launch of “REVLON LOVE IS ON” campaign in November 2014, the Company’s first global tag line in over a decade; and the preparation for the launch of “ALMAY SIMPLY AMERICAN,” which launched in January 2015.

Mr. Pieraccioni – Executive Vice President and Global President – Revlon Consumer Division:

•	the development of the Company’s global brands through innovation and effective brand positioning, with approximately $33.0 million of higher advertising expense to support the Company’s Consumer brands; and
•	the launch of “REVLON LOVE IS ON” campaign in November 2014, the Company’s first global tag line in over a decade; and the preparation for the launch of “ALMAY SIMPLY AMERICAN,” which launched in January 2015.

Mr. Simon – Executive Vice President and Chief Financial Officer:

•	the smooth transition of Mr. Simon as the newly-appointed Chief Financial Officer in September 2014;
•	the continued implementation of the Company’s integration TCG, which during 2014 led to realized cost reductions of approximately $17.0 million; and
•	the continued implementation of a company-wide SAP enterprise resource planning system.

Payout of 2014 Incentive Compensation:

Accordingly, in February 2015, based upon the Compensation’s Committee’s review of management’s assessment of the degree of the Company’s achievement of its 2014 performance objectives and the executive’s performance during 2014 (and in Mr. Alletto’s case the contractual obligations described above), the Compensation Committee approved: (i) the payment of annual bonuses to Messrs. Delpani, Pieraccioni, Simon and Alletto under the 2014 Annual Bonus Program at 144.3% of an executive’s target, with a further adjustment of 120% for Messrs. Delpani and Pieraccioni based on their outstanding achievement of the 2014 Strategic Objectives portion of their 2014 Performance Factors; and (ii) the payment to Mr. Delpani of the remaining two-thirds portion of the 2013 Transitional LTIP and to Messrs. Pieraccioni and Simon the initial one-third portion of the 2014 Transitional LTIP, in each case at 144.3% of an executive’s target award, as set forth in the “Summary Compensation Table,” below. Such payments were made in March 2015.

The Company’s confidentiality and non-competition agreement (which all employees, including the Named Executive Officers, are required to execute), Stock Plan and Incentive Compensation Plan condition each employee’s eligibility for benefits (including the LTIP awards and 2014 annual cash bonuses) upon compliance with certain confidentiality, non-competition and non-solicitation obligations.

Incentive Compensation; Annual Cash Bonus

Approximately 900 employees, including the Named Executive Officers, were eligible to participate in the 2014 Annual Bonus Program. Mr. Elshaw was not eligible for any award under the 2014 Annual Bonus Program due to his ceasing employment with the Company in February 2014.

Performance Targets:

The performance objectives for the Named Executive Officers under the 2014 Annual Bonus Program included the Company’s achievement of its: (1) 2014 Adjusted EBITDA Performance Target (weighted at 50%); (2) 2014 Net Sales Performance Target (weighted at 25%); and (3) 2014 Net Working Capital Ratio Performance Target (weighted at 25%). In each case, the Company’s achievement of its performance targets are measured after taking into account the 2014 Unusual Items and all incentive compensation accruals. Receipt of a bonus award under the 2014 Annual Bonus Program was further conditioned upon the participant’s achievement of a performance rating of “target” or higher under the Company’s 2014 performance management review process. The exact payout amount was further subject to the extent to which a Named Executive Officer achieved his individual 2014 Strategic Objective under the 2014 Performance Factors.

Per the terms of their respective employment agreements, (i) Mr. Delpani was eligible for a target bonus of 100% of his base salary and (ii) each of Messrs. Pieraccioni, Simon and Alletto was eligible for a target bonus of 75% of his respective base salary. Pursuant to his separation agreement, Mr. Alletto’s target award opportunity was paid as though he received a target performance rating and was pro-rated through his September 30, 2014 termination date. Mr. Elshaw was not eligible for 2014 incentive compensation based on his ceasing employment with the Company in February 2014.

Payout Slopes:

The terms of the 2014 Annual Bonus Program included the following payout slopes for measuring the adjusted target awards based upon the level of achievement against the respective corporate performance targets:

•	Adjusted EBITDA Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Adjusted EBITDA Performance Target. For every 1 point of achievement under 100% of the 2014 Adjusted EBITDA Performance Target, the funding level would decrease by 10 points to a minimum funding level of 0% at 90% achievement of this target. For every 1 point of achievement over 100% of the 2014 Adjusted EBITDA Performance Target, the funding level would increase by 5 points, to a maximum payout of 150% if the Company achieved 110% or more of this target.
•	Net Sales Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Net Sales Performance Target. For every 1 point of achievement under 100% of the 2014 Net Sales Performance Target, the funding level would decrease by 25 points to a minimum funding level of 0% at 96% achievement of the 2014 Net Sales Performance Target. For every 1 point of achievement over 100% of the 2014 Net Sales Performance Target, the funding level would increase by 25 points, to a maximum payout of 150% if the Company achieved 102% or more of this target.
•	Net Working Capital Ratio Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Net Working Capital Ratio Performance Target. For every 1 point of achievement over (i.e., worse than) 100% of the 2014 Net Working Capital Ratio Performance Target, the funding level would decrease by 12.5 points to a minimum funding level of 0% at 108% achievement of this target. For every 1 point of achievement under (i.e., better than) 100% of the 2014 Net Working Capital Ratio Performance Target, the funding level would increase by 12.5 points, to a maximum payout of 150% if the Company achieved 96% or more of this target.

Calculation of Funding Level:

Following the above formula for achievement of the corporate performance targets, weighting of targets and payout slopes, while taking into account the 2014 Unusual Items, in March 2015 the Compensation Committee approved funding the 2014 Annual Bonus Program at 144.3% of target, in accordance with the plan design and terms of the 2014 Annual Bonus Program. The 144.3% funding level was calculated as follows:

•	Based on the above payout slopes, (i) the Company’s achievement of $374.4 million of Adjusted EBITDA for 2014 (after adjusting to account for the 2014 Unusual Items), or 108.7% of its 2014 Adjusted EBITDA Performance Target, yielded a payout at 143.5% of target; (ii) the Company’s achievement of $1,960.8 million of net sales for 2014 (after adjusting to account for the 2014 Unusual Items), or 101.6% of its 2014 Net Sales Performance Target, yielded a payout at 140% of target; and (iii) the Company’s achievement of a 6.3% of Net Working Capital Ratio for 2014, or 88.3% of its 2014 Net Working Capital Ratio Performance Target, yielded a payout at 150% of target.
•	Then, applying the respective weightings to each of these corporate performance targets, the Company achieved Adjusted EBITDA of 71.8% (or the 50% weighting multiplied by the 143.5% level of achievement against target), plus net sales of 35% (or the 25% weighting multiplied by the 140% level of achievement against target), plus a Net Working Capital Ratio of 37.5% (or the 25% weighting multiplied by the 150% level of achievement against target), resulting in a total funding level of 144.3% for the 2014 Annual Bonus Program, calculated by adding each of these variables.

2014 Annual Bonus Program Awards:

As a result, each Named Executive Officer’s potential target bonus was effectively increased to 144.3%, before taking into account any impact of the Named Executive Officer’s individual performance against the 2014 Strategic Objectives under his 2014 Performance Factors, which could then increase or decrease his bonus payout within the prescribed range of 80% to 120% of target.

Accordingly, based upon its certification of management’s assessment of the extent to which each of the Named Executive Officers achieved their 2014 Performance Factors, and taking into account the 144.3% funding level of the 2014 Annual Bonus Program, the Compensation Committee approved paying the following bonus awards under the 2014 Annual Bonus Program:

•	Mr. Delpani was awarded an annual bonus for 2014 of $2,077,920, representing 120% of his 2014 adjusted target bonus of $1,731,600 and 173.2% of his 2014 un-adjusted target bonus of $1,200,000;
•	Mr. Pieraccioni was awarded an annual bonus for 2014 of $779,220, representing 120% of his 2014 adjusted target bonus of $649,350 and 173.2% of his 2014 un-adjusted target bonus of $450,000;
•	Mr. Simon was awarded an annual bonus for 2014 of $649,350, representing 100% of his 2014 adjusted target bonus of $649,350 and 144.3% of his 2014 un-adjusted target bonus of $450,000; and
•	Mr. Alletto was awarded an annual bonus for 2014 of $619,240, representing 100% of his 2014 adjusted target bonus of $619,240 and 144.3% of his 2014 un-adjusted target bonus of $429,134 (after pro-ration through his September 30, 2014 termination date, consistent with the terms of his separation agreement).

All of the annual bonus awards were paid to the eligible Named Executive Officers pursuant to the terms of the 2014 Annual Bonus Program and the Compensation Committee did not exercise any discretion in approving such awards.

The “Summary Compensation Table” below reflects the annual bonus award amounts that were earned by the eligible Named Executive Officers under the 2014 Annual Bonus Program, which were paid in March 2015.

Incentive Compensation; Long-Term Cash Compensation

LTIPs – Overview:

LTIP awards comprise the third principal component of total compensation for the Company’s Named Executive Officers and certain other key employees. Since 2010, the Company has granted LTIP awards under its Incentive Compensation Plan as one element of compensation designed to enable the Company to maintain total compensation at competitive levels. The 2014 LTIP provides for a payment opportunity in March 2017, based upon the average degree of the Company’s achievement of its performance targets over three 1-year periods (2014, 2015 and 2016).

To compensate for the fact that the 2014 LTIP awards are payable in March 2017, the 2014 Transitional LTIP provided for a payment opportunity of one-third of target award amounts in March 2015, based upon the degree of the Company’s achievement of its 2014 LTIP Performance Targets. The remaining two-thirds of the 2014 Transitional LTIP target awards remain as a payment opportunity in March 2016, based upon the average degree of the Company’s achievement of its performance targets in 2014 and 2015. In addition, in March 2014 the Compensation Committee approved, based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, amending the 2013 Transitional LTIP program to provide for a payment opportunity in March 2015 for the remaining two-thirds portion of the 2013 Transitional LTIP target award amounts, based upon the degree of the Company’s achievement of its 2014 LTIP Performance Targets.

The grant of target awards under the 2014 LTIP, the 2013 Transitional LTIP and the 2014 Transitional LTIP were each structured as flat dollar amounts, tiered to levels of responsibility within the organization. Approximately 90 senior employees, including the Company’s Named Executive Officers remaining employed at December 31, 2014, were eligible to participate in these LTIP programs covering in whole or in part, the 2014 performance year. Each of Messrs. Delpani, Pieraccioni and Simon was entitled to LTIP compensation in respect to their 2014 performance. For more information on the target amounts of the 2014 LTIP and the 2014 Transitional LTIP awards that were granted to Named Executive Officers in the last completed fiscal year, see the table under “GRANTS OF PLAN-BASED AWARDS - Non-Equity Awards,” below.

These target amounts were determined as part of the Company’s focus to develop a total compensation opportunity that is intended to be competitive such that the level of total compensation (i.e., base salary, annual cash bonus, LTIP and restricted stock grants, combined) is targeted to be positioned at or about the 50th to 75th percentile of competitive benchmark norms, while also providing a certain level of internal pay equity among the most senior executives on the Company’s senior management leadership team.

2013 Transitional LTIP:

Performance Targets:

The Company’s corporate performance targets under the remaining two-thirds of the 2013 Transitional LTIP payout in March 2015 included the following: (1) the 2014 EBITDA Performance Target, weighted at 50%; (2) the 2014 Net Sales Performance Target, weighted at 25%; and (3) the 2014 Free Cash Flow Performance Target, weighted at 25%. In each case, these targets are adjusted to account for the 2014 Unusual Items and calculated after giving effect to all incentive compensation accruals.

Payout Slopes:

The terms of the 2013 Transitional LTIP, as approved by the Compensation Committee based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, included the following payout slopes for measuring the adjusted target awards based upon the level of achievement against the respective corporate performance targets:

•	Adjusted EBITDA Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Adjusted EBITDA Performance Target. For every 1 point of achievement under 100% of the 2014 Adjusted EBITDA Performance Target, the funding level would decrease by 10 points to a minimum funding level of 0% at 90% achievement of this target. For every 1 point of achievement over 100% of the 2014 Adjusted EBITDA Performance Target, the funding level would increase by 5 points, to a maximum payout of 150% if the Company achieved 110% or more of this target.
•	Net Sales Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Net Sales Performance Target. For every 1 point of achievement under 100% of the 2014 Net Sales Performance Target, the funding level would decrease by 25 points to a minimum funding level of 0% at 96% achievement of the 2014 Net Sales Performance Target. For every 1 point of achievement over 100% of the 2014 Net Sales Performance Target, the funding level would increase by 25 points, to a maximum payout of 150% if the Company achieved 102% or more of this target.
•	Free Cash Flow Payout Slope: Funding would be at 100% of the target award for 100% achievement of the 2014 Free Cash Flow Performance Target. For every 1 point of achievement under 100% of the 2014 Free Cash Flow

Performance Target, the funding level would decrease by 10 points to a minimum funding level of 0% at 90% achievement of this target. For every 1 point of achievement over 100% of the 2014 Free Cash Flow Performance Target, the funding level would increase by 5 points, to a maximum payout of 150% if the Company achieved 110% or more of this target.

Calculation of Funding Level:

Following the above formula for achievement of the 2014 LTIP Performance Targets, weighting of targets and payout slopes, while taking into account the 2014 Unusual Items, the Compensation Committee, based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, approved funding and paying the remaining two-thirds portion of the 2013 Transitional LTIP awards at 144.3% of target, which means that each Named Executive Officer’s target for the remaining two-thirds portion of the 2013 Transitional LTIP awards was effectively increased to 144.3%.

The 144.3% funding level was calculated as follows:

•	Based on the above payout slopes: (i) the Company’s achievement of $374.4 million of Adjusted EBITDA for 2014 (after adjusting to account for the 2014 Unusual Items), or 108.7% of its 2014 Adjusted EBITDA Performance Target, yielded a payout at 143.5% of target; (ii) the Company’s achievement of $1,960.8 million of net sales for 2014 (after adjusting to account for the 2014 Unusual Items), or 101.6% of its 2014 Net Sales Performance Target, yielded a payout at 140% of target; and (iii) the Company’s achievement of $121.9 million of Free Cash Flow for 2014, or 244.8% of its 2014 Free Cash Flow Performance Target, yielded a payout at 150% of the target.
•	Then, applying the respective weightings to each of these corporate performance targets, the Company achieved Adjusted EBITDA of 71.8% (or the 50% weighting multiplied by the 143.5% level of achievement against target), plus net sales of 35% (or the 25% weighting multiplied by the 140% level of achievement against target) and plus Free Cash Flow of 37.5% (or the 25% weighting multiplied by the 150% level of achievement against target), resulting in a total funding level of 144.3% for the remaining two-thirds portion of the 2013 Transitional LTIP awards, calculated by adding each of these variables.

2013 Transitional LTIP Award:

Accordingly, based upon the Compensation Committee’s certification of management’s assessment that Mr. Delpani achieved at least a target performance rating under the Company’s annual management review process (including the 2014 Performance Factors), and taking into account the 144.3% funding level of the remaining two-thirds portion of the 2013 Transitional LTIP, the Compensation Committee approved paying the following 2013 Transitional LTIP awards:

•	Mr. Delpani was paid a $1,122,333 2013 Transitional LTIP award, representing the remaining two-thirds of his $2,000,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level and pro-rated based on his time at the Company over the 2013 and 2014 performance periods.

Mr. Delpani’s 2013 Transitional LTIP award was paid pursuant to the terms of the 2013 Transitional LTIP program and the Compensation Committee did not exercise any discretion in approving such award.

The “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” below, reflects the 2013 Transitional award that was earned by Mr. Delpani for the 2014 performance year, which award was paid in March 2015.

2014 LTIP and 2014 Transitional LTIP:

By conditioning payments on the average degree of the Company’s achievement of its performance targets over three 1-year periods (2014, 2015 and 2016), the 2014 LTIP is designed to: (i) motivate key employees to focus on the Company’s long-term business goals, including execution of the Company’s strategy of value creation; (ii) provide more effective retention incentives; (iii) better align the Company’s LTIP with more customary long-term incentive programs; and (iv) better distinguish the Company’s long-term compensation from its annual bonus programs under which eligibility for annual bonus payments is based upon one year of the Company’s and the executive’s performance.

The initial one-third portion of the 2014 Transitional LTIP provided a payment opportunity in March 2015 based on 2014 performance. The remaining two-thirds portion of the 2014 Transitional LTIP provides a further payment opportunity in March 2016, based on the average degree of the Company’s achievement of its 2014 and 2015 performance objectives. The 2014 Transitional LTIPs were developed to compensate for the fact that the 2014 LTIP awards are not payable until March 2017 based upon the average degree of the Company’s achievement of its performance targets over three 1-year periods (2014, 2015 and 2016). As noted above, the terms of Mr. Delpani’s 2014 Transitional LTIP provide that it would be paid in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015.

LTIP payments are also subject to the Named Executive Officer achieving at least a target performance rating under the Company’s annual management review process for each performance year of the LTIP, including the 2014 Performance Factors approved by the Compensation Committee for certain of the Named Executive Officers.

Performance Targets:

•	The Company’s corporate performance targets under the 2014 LTIP, which is payable in March 2017, are based upon the average degree of the Company’s achievement of its performance targets over three 1-year periods (2014, 2015 and 2016), as to: (1) Adjusted EBITDA, weighted at 50% (including for 2014 the 2014 EBITDA Performance Target); (2) net sales, weighted at 25% (including for 2014 the 2014 Net Sales Performance Target); and (3) Free Cash Flow, weighted at 25% (including for 2014 the 2014 Free Cash Flow Performance Target). In each case, these targets are adjusted to account for the 2014 Unusual Items (and comparable unusual items for the 2015 and 2016 performance years) and calculated after giving effect to all incentive compensation accruals.
•	The Company’s corporate performance targets under the 2014 Transitional LTIP for its initial one-third payout in March 2015 included the following: (1) the 2014 EBITDA Performance Target, weighted at 50%; (2) the 2014 Net Sales Performance Target, weighted at 25%; and (3) the 2014 Free Cash Flow Performance Target, weighted at 25%. In each case, these targets were adjusted to account for the 2014 Unusual Items and calculated after giving effect to all incentive compensation accruals.
•	The Company’s corporate performance targets for the remaining two-thirds payout opportunity under the 2014 Transitional LTIP, payable in March 2016, are based upon the average degree of the Company’s achievement of its 2014 and 2015 performance targets, as to: (1) Adjusted EBITDA, weighted at 50% (including for 2014 the 2014 EBITDA Performance Target); (2) net sales, weighted at 25% (including for 2014 the 2014 Net Sales Performance Target); and (3) Free Cash Flow, weighted at 25% (including for 2014 the 2014 Free Cash Flow Performance Target). In each case, these targets are adjusted to account for the 2014 Unusual Items (and comparable unusual items for 2015) and calculated after giving effect to all incentive compensation accruals.

Payout Slopes:

The terms of the 2014 LTIP and the 2014 Transitional LTIP include the following payout slopes for measuring the adjusted target awards based upon the level of achievement against the respective corporate performance targets:

•	Adjusted EBITDA Payout Slope: Funding would be at 100% of the target award for 100% achievement of the Adjusted EBITDA target. For every 1 point of achievement under 100% of the Adjusted EBITDA target, the funding level would decrease by 10 points to a minimum funding level of 0% at 90% achievement of this target. For every 1 point of achievement over 100% of the Adjusted EBITDA target, the funding level would increase by 5 points, to a maximum payout of 150% if the Company achieved 110% or more of this target.
•	Net Sales Payout Slope: Funding would be at 100% of the target award for 100% achievement of the net sales target. For every 1 point of achievement under 100% of the net sales target, the funding level would decrease by 25 points to a minimum funding level of 0% at 96% achievement of this target. For every 1 point of achievement over 100% of the net sales target, the funding level would increase by 25 points, to a maximum payout of 150% if the Company achieved 102% or more of this target.
•	Free Cash Flow Payout Slope: Funding would be at 100% of the target award for 100% achievement of the Free Cash Flow target. For every 1 point of achievement under 100% of the Free Cash Flow target, the funding level would decrease by 10 points to a minimum funding level of 0% at 90% achievement of this target. For every 1 point of achievement over 100% of the Free Cash Flow target, the funding level would increase by 5 points, to a maximum payout of 150% if the Company achieved 110% or more of this target.

Calculation of Funding Level:

Following the above formula for achievement of the corporate performance targets, weighting of targets and payout slopes, while taking into account the 2014 Unusual Items, in accordance with the terms of the 2014 Transitional LTIP, in March 2015 the Compensation Committee, based upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, approved funding and paying the initial one-third portion of the 2014 Transitional LTIP awards at 144.3% of target, which means that each Named Executive Officer’s target for the initial one-third portion of the 2014 Transitional LTIP awards was effectively increased to 144.3%.

The 144.3% funding level was calculated as follows:

•	Based on the above payout slopes: (i) the Company’s achievement of $374.4 million of Adjusted EBITDA for 2014 (after adjusting to account for the 2014 Unusual Items), or 108.7% of its 2014 Adjusted EBITDA Performance Target, yielded a payout at 143.5% of target; (ii) the Company’s achievement of $1,960.8 million of net sales for 2014 (after adjusting to account for the 2014 Unusual Items), or 101.6% of its 2014 Net Sales Performance Target, yielded a payout at 140% of target; and (iii) the Company’s achievement of $121.9 million of Free Cash Flow for 2014, or 244.8% of its 2014 Free Cash Flow Performance Target, yielded a payout at 150% of the target.
•	Then, applying the respective weightings to each of these corporate performance targets, the Company achieved Adjusted EBITDA of 71.8% (or the 50% weighting multiplied by the 143.5% level of achievement against target), plus net sales of 35% (or the 25% weighting multiplied by the 140% level of achievement against target) and plus Free Cash Flow of 37.5% (or the 25% weighting multiplied by the 150% level of achievement against target), resulting in a total funding level of 144.3% for the first one-third portion of the 2014 Transitional LTIP awards, calculated by adding each of these variables.

2014 Transitional LTIP Awards:

Accordingly, based upon the Compensation Committee’s certification of management’s assessment that the eligible Named Executive Officer achieved at least a target performance rating under the Company’s annual management review process (including the 2014 Performance Factors for certain of the Named Executive Officers), and taking into account the 144.3% funding level of the first one-third portion of the 2014 Transitional LTIP, the Compensation Committee approved paying the following 2014 Transitional LTIP awards:

•	Mr. Pieraccioni was paid a $240,500 2014 Transitional LTIP award, representing the initial one-third of his $500,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level; and
•	Mr. Simon was paid a $96,200 2014 Transitional LTIP award, representing one-third of his $200,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level.

All of the 2014 Transitional LTIP awards were paid to the eligible Named Executive Officers pursuant to the terms of the 2014 Transitional LTIP program and the Compensation Committee did not exercise any discretion in approving such awards.

The “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table,” below, reflects the 2014 Transitional LTIP awards that were earned by the eligible Named Executive Officers for the 2014 performance year, which awards were paid in March 2015.

Incentive Compensation; 2014 Restricted Stock Grants

The 2014 Restricted Stock Grants comprise the fourth principal component of total compensation for the Company’s Named Executive Officers. While the Company did not implement a company-wide equity award program for 2014, upon management’s recommendation and with input from the Compensation Committee’s independent outside compensation consultant, the Compensation Committee approved the one-time 2014 Restricted Stock Grants to certain members of the Company’s senior management team, including Messrs. Delpani, Pieraccioni and Simon. The 2014 Restricted Stock Grants were intended to provide these senior executives with total compensation that is designed to be competitive to the Company’s peer group and with an element of long-term incentive compensation designed to retain those senior executives that the Company believes will effectively lead the execution of its strategy of value creation. Provided the respective Named Executive Officer remains employed by the Company on each vesting date, these restricted shares will vest in 5 equal installments over 5 years (with the first vesting event for Messrs. Delpani and Pieraccioni having occurred on March 15, 2015), and in full upon any “change of control.” The Named Executive Officers are required to retain such shares, even after they vested, so long as they remain employed by the Company. The value of the one-time 2014 Restricted Stock Grants is based on the trading value of the Company’s Class A Common Stock. For more information on the 2014 Restricted Stock Grants, see “Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year-End,” below.

Other Compensation and Benefit Programs

The Company also maintains standard benefits that are consistent with those offered by other major corporations and which are generally available to all of the Company’s full-time employees (subject to meeting basic eligibility requirements). These plans, which include medical, dental, vision and life insurance coverage, are available to all U.S.-based, non-union employees.

The Company also maintains a limited number of benefit programs that are available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. These benefits and perquisites include an automobile allowance or use of a Company automobile and limited reimbursement of certain costs for financial counseling and tax preparation. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in retaining and attracting key talent.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements of Compensation

The Company focuses annually on developing a total compensation opportunity that is intended to be competitive such that the level of total compensation (i.e., base salary, annual cash bonus, LTIPs and restricted stock grants, combined) is targeted to be positioned at or about the 50th to 75th percentile of competitive benchmark norms. Salary ranges, annual cash bonus plan targets, LTIP targets and the restricted stock grants are reviewed using a “total compensation” perspective under which total remuneration is targeted to be within certain ranges compared to the Comparison Group. Values and targets of each element may change from performance period to performance period.

The Company designs its compensation programs such that there is a correlation between the level of position and the degree of risk in compensation. Accordingly, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk (in the form of performance-based annual cash bonuses, performance-based LTIP awards and the restricted stock grants), than do employees with lower levels of responsibility and accountability. This means that a higher proportion of the Company’s more senior executives’ total potential compensation is based upon variable elements, than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews key components of each Named Executive Officer’s compensation, which enables the Compensation Committee to make informed decisions regarding future elements of compensation. Among other things, the Compensation Committee reviews and approves: (i) compensation for the Company’s Named Executive Officers; (ii) the structure of the Company’s annual bonus program under the Incentive Compensation Plan, including approving annual performance objectives for the Named Executive Officers and annually certifying management’s assessment of the extent to which those objectives have been achieved; (iii) the structure of the Company’s LTIPs under the Incentive Compensation Plan, including approving performance-based objectives and grants of LTIP awards for the Named Executive Officers and certifying management’s assessment of the extent to which those objectives have been achieved; and (iv) the structure of the Company’s one-time grants of restricted shares of the Company’s Class A Common Stock to the Named Executive Officers under the Stock Plan.

The Compensation Committee, based upon management’s recommendation and with input from the Compensation Committee’s outside independent compensation consultant, currently: (i) reviews and approves objectives relevant to the compensation of the Company’s Chief Executive Officer and certain other Named Executive Officers; (ii) evaluates, together with the Nominating and Corporate Governance Committee, the Chief Executive Officer’s and certain other Named Executive Officer’s performance in respect of those objectives; and (iii) determines the Chief Executive Officer’s and certain other Named Executive Officer’s total compensation level based on that evaluation process. Following the 2015 Annual Meeting and assuming the election of all director nominees named in Proposal No. 1 (Election of Directors), the Compensation Committee expects to evaluate the CEO’s and other Named Executive Officers’ performance together with the Board.

The Company’s Executive Vice President and Chief Legal and Administrative Officer works with the Company’s Human Resources Department to recommend: (i) merit increase guidelines, if any, under the Company’s salary administration program; (ii) the structure of the Company’s annual bonus program under the Incentive Compensation Plan; (iii) the structure of the Company’s LTIP awards under the Incentive Compensation Plan; and (iv) the structure of the Company’s one-time grants of restricted shares of the Company’s Class A Common Stock to the Named Executive Officers under the Stock Plan, including the 2014 Restricted Stock Grants.

As part of the Company’s processes and procedures for determining the amount and form of executive officer and director compensation, the Company’s Compensation Committee relies in part upon informed proposals and information provided by management, as well as market data, analysis and guidance provided by its outside compensation consultant. During 2014, the Compensation Committee consulted with and/or considered advice provided by its independent outside compensation consultant (Compensation Advisory Partners LLC (“CAP”)) with respect to the structure and components of the Company’s incentive compensation programs, as well as the total compensation of the Company’s Named Executive Officers. During 2014, CAP only provided compensation advice to the Compensation Committee (or to the Company’s Human Resources Department in respect to compensation survey data analysis and other executive compensation matters) and did not perform other services for the Company or the Compensation Committee, such as benefits administration, human resources consulting or actuarial services. The Compensation Committee approved CAP’s engagement, upon management’s recommendation, and based upon CAP’s experience and qualifications. The Compensation Committee’s Chairman reviews and approves all invoices from the outside compensation consultant prior to payment. The Compensation Committee has reviewed and discussed whether there are any conflicts of interest with CAP or CAP’s compensation advisor to the Compensation Committee, and has determined that there are none.

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Whether and, if so, How the Company has Considered the Results of the Most Recent Stockholder Advisory Vote on Executive Compensation in Determining its Compensation Policies and Decisions

At the Company’s June 2014 annual stockholders’ meeting, approximately 99% of the Company’s outstanding voting capital stock who voted, on an advisory, non-binding basis, approved the Company’s “say-on-pay” proposal regarding the Company’s executive compensation, including as disclosed in the “Compensation Discussion and Analysis,” compensation tables and accompanying narrative set forth in the Company’s 2014 proxy statement. At the Company’s June 2011 annual stockholders’ meeting, approximately 99% of the Company’s outstanding voting capital stock who voted on the “say-on-pay” frequency proposal recommended, on an advisory, non-binding basis, that the Company conduct future “say-on-pay” votes every 3 years (which is the Company’s current intention), with the last such say-on-pay vote occurring in June 2014. Although such advisory stockholder vote on executive compensation was non-binding, management considered the results of such advisory vote in determining the Company’s compensation policies and decisions. The Company believes that the near unanimity of that vote represents an endorsement that the Company’s compensation philosophy, processes and practices are appropriate for the Company.

Tax Deductibility of Executive Compensation

Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year for certain officers who constitute “covered employees” under the rule, unless such amounts are determined to be “qualified performance-based compensation” meeting certain requirements. Generally, the Company’s provision of cash incentive compensation under the Incentive Compensation Plan is intended to meet the requirements for qualified performance-based compensation under Section 162(m) and thus, generally, those items are intended to be fully deductible. Salary, perquisites, discretionary bonuses and restricted stock that have time-based vesting generally are not considered performance-based compensation under Section 162(m) and are generally subject to Section 162(m) limitations on deductibility. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible and retains discretion to award compensation that may not constitute qualified performance-based compensation under Section 162(m). Certain amounts of compensation for the Company’s officers do not meet Section 162(m)’s performance-based requirements and therefore are not deductible by the Company.

EXECUTIVE COMPENSATION

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Company’s Chief Executive Officer and the Chief Financial Officer during 2014 and the three other most highly paid executive officers of the Company during 2014 (collectively, the “Named Executive Officers”), for services rendered in all capacities to the Company and its subsidiaries during such periods. The “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below, presents annual bonus and LTIP payments earned under the Incentive Compensation Plan. As discussed above under “Compensation Discussion and Analysis – Overview of Key 2014 Compensation Events,” each of the 2014 Annual Bonus Program, the remaining two-thirds portion of the 2013 Transitional LTIP and the initial one-third portion of the 2014 Transitional LTIP was funded at 144.3% of target amounts in accordance with the formulae set forth in such programs, which funding level was also recommended by management and approved by the Compensation Committee.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($) (b)	Non-Equity Incentive Plan Compensation ($)(c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)	Total ($)
Lorenzo Delpani	2014	1,206,346	250,000	9,999,997	3,200,253	—	98,425	14,755,021
President and Chief	2013	161,250	887,000	—	83,333	—	—	1,131,583
Executive Officer

Gianni Pieraccioni	2014	501,710	—	2,499,976	1,019,720	—	284,767	4,306,173
Executive Vice President
and Global President –
Revlon Consumer Division

Roberto Simon	2014	431,599	—	2,499,972	745,550	—	165,323	3,842,444
Executive Vice President
and Chief Financial Officer

Lawrence Alletto	2014	573,750	—	—	619,240	—	1,659,851	2,852,841
Former Executive Vice President,	2013	138,288	1,073,350	2,976,000	—	—	—	4,187,638
Chief Financial Officer and
Chief Administrative Officer

Chris Elshaw	2014	114,902	—	—	—	588	1,646,734	1,762,224
Former Executive Vice President	2013	767,540	—	—	254,265	0	69,621	1,091,426
and Chief Operating Officer	2012	758,312	—	—	1,102,500	5,263	220,121	2,086,196

(a)	The amounts set forth under the “Bonus” column reflect the portion of any bonus amount paid to the Named Executive Officer, pursuant to the Compensation Committee’s authority under the Incentive Compensation Plan, in excess of such executive’s target bonus for the year, as adjusted for program funding levels (see “Non-Equity Incentive Plan Compensation” column in this table for bonuses and/or LTIPs earned by the Named Executive Officer and paid at or below target amounts pursuant to applicable incentive compensation program formulas under the Incentive Compensation Plan).

For Mr. Delpani, the amount set forth under the “Bonus” column represents a $250,000 bonus that was payable monthly during 2014, to compensate him for relocation and housing and related costs to move with his family to the New York metropolitan area, in each case paid in respect to 2014.

(b)	For Mr. Delpani, the amount set forth under the “Stock Awards” column for 2014 reflects the grant date value of his award of 328,515 restricted shares of the Company’s Class A Common Stock, based on the NYSE closing price of $30.44 per share on the August 6, 2014 grant date. One-fifth of these restricted shares vested on March 15, 2015 and the remaining restricted shares vest in equal installments on March 15, 2016, March 15, 2017, March 15, 2018 and March 15, 2019. Accordingly, none of such shares were vested on December 31, 2014.

For Mr. Pieraccioni, the amount set forth under the “Stock Awards” column for 2014 reflects the grant date value of his award of 82,128 restricted shares of the Company’s Class A Common Stock, based on the NYSE closing price of $30.44 per share on the August 6, 2014 grant date. One-fifth of these restricted shares vested on March 15, 2015 and the remaining restricted shares vest in equal installments on March 15, 2016, March 15, 2017, March 15, 2018 and March 15, 2019. Accordingly, none of such shares were vested on December 31, 2014.

For Mr. Simon, the amount set forth under the “Stock Awards” column for 2014 reflects the grant date value of his award of 75,665 restricted shares of the Company’s Class A Common Stock, based on the NYSE closing price of $33.04 per share on the September 22, 2014 grant date. Such award vests in five equal installments on March 15, 2016, March 15, 2017, March 15, 2018, March 15, 2019 and March 15, 2020. Accordingly, none of such shares were vested on December 31, 2014.

(c)	The amounts set forth under the “Non-Equity Incentive Plan Compensation” column reflect the portion of the annual bonus and the given year’s LTIP awards earned by the Named Executive Officer and paid at or below target amounts pursuant to the terms of the 2014 Annual Bonus Program, the remaining two-thirds portion of the 2013 Transitional LTIP and the initial one-third portion of the 2014 Transitional LTIP (excluding any discretionary amounts, as there were none), based on the Compensation Committee’s certification of management’s assessment of the extent to which the Company and the respective Named Executive Officer achieved the applicable performance objectives.

For Mr. Delpani, for 2014, the amount set forth under the “Non-Equity Incentive Plan Compensation” column, which was paid in March 2015, reflects (i) $2,077,920 in cash bonus, representing his target bonus of 100% of his annual base salary, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets, with a further adjustment of 120% based on his outstanding performance rating, in accordance with the terms of the 2014 Annual Bonus Program; plus (ii) $1,122,333 in 2013 Transitional LTIP award, representing the remaining two-thirds of his $2,000,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level based on the Company’s financial performance against the applicable performance targets and pro-rated based on his time at the Company over the 24-month performance period.

For Mr. Pieraccioni, for 2014, the amount set forth under the “Non-Equity Incentive Plan Compensation” column, which was paid in March 2015, reflects (i) $779,220 in cash bonus, representing his target bonus of 75% of his annual base salary, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets, with a further adjustment of 120% based on his outstanding performance rating, in accordance with the terms of the 2014 Annual Bonus Program; plus (ii) $240,500 in 2014 Transitional LTIP award, representing the initial one-third of his $500,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets.

For Mr. Simon, for 2014, the amount set forth under the “Non-Equity Incentive Plan Compensation” column, which was paid in March 2015, reflects (i) $649,350 in cash bonus, representing his target bonus of 75% of his annual base salary, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets,; plus (ii) $96,200 in 2014 Transitional LTIP award, representing one-third of his $200,000 target award attributable to the 2014 performance period, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets.

For Mr. Alletto, for 2014, the amount set forth under the “Non-Equity Incentive Plan Compensation” column, which was paid in March 2015, reflects $619,240 in cash bonus, representing his target bonus of 75% of his annual base salary, as adjusted by the 2014 144.3% funding level based on the Company’s 2014 financial performance against the applicable performance targets and pro-rated through his September 30, 2014 termination date.

(d)	For Mr. Elshaw, who ceased employment with the Company in February 2014, the amounts under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2014 represent the change in pension value from January 1, 2014 to his distribution date (June 30, 2014 for the Retirement Plan, and August 31, 2014 for the Pension Equalization Plan). For 2013, the amount in the above column for Mr. Elshaw reflects a $0 value, since there was a decrease in the net present value of his accumulated pension benefit. As detailed below, the negative amounts represent a decrease in the net present value of the executive’s accumulated pension benefit as of December 31, 2013, as compared to the net present value of the executive’s accumulated pension benefit as of December 31, 2012. Such decreases are primarily attributable to an increase in the applicable discount rate assumption used to determine the net present values of their accumulated pension benefits. The amount for 2012 has been calculated based on the aggregate change in actuarial present value of Mr. Elshaw’s accumulated benefit under the Retirement Plan and the Pension Equalization Plan from January 1 to December 31, 2012, based on, with respect to 2012, the assumptions as set forth in Note 15 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. The amount for 2012 has been calculated based on Mr. Elshaw’s normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan. In May 2009, the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009. Accordingly, as Messrs. Delpani, Pieraccioni, Simon and Alletto joined the Company after these plans were frozen as of December 31, 2009, there are no amounts under such plans to report for these executives.

For Mr. Elshaw, this amount includes $207, ($2,601) and $2,664 under the Retirement Plan and $381, ($2,537) and $2,599 under the Pension Equalization Plan for 2014, 2013 and 2012, respectively.

(e)	Mr. Delpani. The amount shown under “All Other Compensation” for Mr. Delpani for 2014 consists of a car allowance in the amount of $30,000; tax preparation and financial counseling services; profit sharing contributions under the Amended and Restated Revlon Excess Savings Plan (the “Excess Savings Plan”) in the amount of $42,825 and profit sharing under the 401(k) Plan; and matching contributions under the 401(k) Plan.

Mr. Pieraccioni. The amount shown under “All Other Compensation” for Mr. Pieraccioni for 2014 consists of a car allowance; tax preparation and financial counseling services; a one-time reimbursement for airfare for Mr. Pieraccioni’s family in connection with an international business trip that Mr. Pieraccioni was required to make during the Thanksgiving holiday; $69,712 of relocation allowance and assistance; a $180,000 annual housing allowance; and profit sharing contributions under the 401(k) Plan.

Mr. Simon. The amount shown under “All Other Compensation” for Mr. Simon for 2014 consists of a car allowance, reimbursement of information technology expenses and a related income tax gross-up of $2,376; tax preparation and financial counseling services; $105,000 of relocation assistance; profit sharing contributions under the Excess Savings Plan; $13,000 of matching contributions under the under the Colomer 401(k) & Profit Sharing Plan; and money purchase contributions under the Colomer Defined Contribution Plan.

Mr. Alletto. The amount shown under “All Other Compensation” for Mr. Alletto for 2014 consists of (i) perquisites and personal benefits in the aggregate amount of $50,222, comprised of a car allowance; tax preparation and financial counseling services; profit sharing contributions under the Excess Savings Plan in the amount of $21,064 and profit sharing contributions under the 401(k) Plan; and matching contributions under the 401(k) Plan; and (ii) $1,609,629 of separation pay, comprised of $1,530,000 representing 24 months (the “severance period”) of salary continuation at his base salary in effect upon termination, which is payable bi-weekly over the 24-month severance period; life insurance premiums for continued coverage during the severance period; medical and dental insurance premiums for continued coverage during the severance period; tax preparation and financial counseling services incurred during the severance period, subject to program terms; and car allowance continuation for the severance period.

Mr. Elshaw. The amount shown under “All Other Compensation” for Mr. Elshaw for 2014 consists of (i) perquisites and personal benefits, comprised of a car allowance; tax preparation and financial counseling services; profit sharing contributions under the Excess Savings Plan; profit sharing contributions under the 401(k) Plan; and matching contributions under the 401(k) Plan; and (ii) $1,627,944 of separation pay, comprised of $1,532,026 representing 24 months (the “severance period”) of salary continuation at his base salary in effect upon termination, which is payable bi-weekly over the 24-month severance period; life insurance premiums for continued coverage during the severance period; medical insurance premiums for continued coverage during the severance period; tax preparation and financial counseling services incurred during the severance period, subject to program terms; car allowance continuation for the severance period; outplacement services; and unused vacation pay.

Employment Agreements and Payments Upon Termination and Change of Control

Employment Agreements

Set forth below is a summary of the Named Executive Officers’ employment agreements (copies of which have been filed with the SEC).

Mr. Delpani

Mr. Delpani’s amended and restated employment agreement provides that Mr. Delpani will serve as the Company’s President and Chief Executive Officer, at an annual base salary of not less than $1,200,000 (which was his base salary as of December 31, 2014).

Under his employment agreement, Mr. Delpani is eligible to participate in the Company’s annual bonus programs as in effect from time to time, with a target bonus of 100% of his base salary. In addition, during 2014 Mr. Delpani was entitled to a $250,000 housing relocation bonus. Mr. Delpani is eligible to participate in the Company’s future LTIPs as in effect from time to time. Mr. Delpani is also eligible to participate in the fringe benefit programs and perquisites as may be generally made available to the Company’s other senior executives, including a $10,000 financial planning and tax preparation allowance and a $30,000 annual car allowance.

Mr. Delpani’s employment agreement requires that he comply with the Company’s standard confidentiality and non-compete obligations and with the Company’s Code of Business Conduct.

Products Corporation may terminate Mr. Delpani’s employment upon written notice following his “disability” (as defined in Mr. Delpani’s employment agreement), with no further amounts or benefits under the employment agreement being due after any such termination. Products Corporation or Mr. Delpani may terminate the employment agreement for any reason upon 30 days’ prior written notice to the other party.

Upon termination of employment, the Company may elect to enforce Mr. Delpani’s non-competition covenant under the employment agreement, for up to 24 months, and in such event, as sole consideration for such non-competition agreement, Mr. Delpani would be entitled to: (i) payments during such non-compete period in lieu of base salary at 50% of his base salary then in effect; (ii) payment of a pro-rated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for the performance year when the termination occurs, based upon achievement of objectives and payable on the date that bonuses are paid to other executives under the bonus program for such performance year; (iii) the executive’s bonus (if not already paid) with respect to the performance year immediately preceding the year of termination (if bonuses with respect to such year are payable to other executives based upon achievement of bonus objectives), payable as and when such bonuses are paid to other executives under the bonus program for such performance year; and (iv) continued participation in Products Corporation’s medical, dental and group life insurance plans in which Mr. Delpani was participating on the termination date, subject to the terms of such plans, throughout the non-compete period or until Mr. Delpani is covered by like medical or dental plans of another company.

Mr. Pieraccioni

Mr. Pieraccioni’s employment agreement provides that Mr. Pieraccioni will serve as the Company’s Executive Vice President and Global President – Revlon Consumer Division, at an annual base salary of not less than $600,000 (which was his base salary as of December 31, 2014).

Under his employment agreement, Mr. Pieraccioni is eligible to participate in the Company’s annual bonus programs as in effect from time to time, with a target bonus of 75% of his base salary. In addition, Mr. Pieraccioni is entitled to a $180,000 annual housing allowance through April 2017. Pursuant to his employment agreement, Mr. Pieraccioni received a one-time bonus of $100,000 upon his completing one year of service to the Company (i.e., on March 1, 2015). Mr. Pieraccioni is also eligible to participate in the Company’s future LTIPs as in effect from time to time.

Mr. Pieraccioni is also eligible to participate in the fringe benefit programs and perquisites as may be generally made available to the Company’s other senior executives, including an annual $30,000 car allowance and a $10,000 financial planning and tax preparation allowance.

Mr. Pieraccioni’s employment agreement requires that he comply with the Company’s standard confidentiality and non-compete obligations and with the Company’s Code of Business Conduct.

Products Corporation may terminate Mr. Pieraccioni’s employment upon written notice following his “disability” (as defined in Mr. Pieraccioni’s employment agreement), with no further amounts or benefits under the employment agreement being due after any such termination, except to the extent required pursuant to the terms of the Company’s compensation and benefit plans and policies in effect on any such termination date. Products Corporation may terminate Mr. Pieraccioni’s employment agreement upon 12 months’ written notice of non-renewal, or sooner upon written notice for “cause,” as defined in Mr. Pieraccioni’s employment agreement. Mr. Pieraccioni may terminate his employment agreement upon 30 days’ prior written notice following a material breach by Products Corporation of its obligations to Mr. Pieraccioni under such agreement, which breach remains uncured following 90 days’ written notice of such breach by the executive to Products Corporation.

Mr. Pieraccioni ’s employment agreement provides that if Mr. Pieraccioni’s employment is terminated by him for any material uncured breach by Products Corporation of any of its obligations to Mr. Pieraccioni under his employment agreement, or is terminated by Products Corporation (other than for “cause” as defined in Mr. Pieraccioni’s employment agreement or disability), Mr. Pieraccioni would be entitled to: (i) continued payments of base salary throughout a minimum severance period of 12 months; (ii) payment of a pro-rated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for the performance year when the termination occurs, based upon achievement of objectives and payable on the date bonuses are paid to other executives under the bonus program for such performance year; (iii) the executive’s bonus (if not already paid) with respect to the performance year immediately preceding the year of termination (if bonuses with respect to such performance year are payable to other executives based upon achievement of bonus objectives), payable as and when such bonuses are paid to other executives under the bonus program for such performance year; and (iv) continued participation in Products Corporation’s life insurance plan and medical, vision and dental plans, subject to the terms of such plans, throughout the severance period or until Mr. Pieraccioni is covered by like plans of another company.

Mr. Simon

Mr. Simon’s employment agreement provides that Mr. Simon will serve as the Company’s Executive Vice President and Chief Financial Officer, at an annual base salary of not less than $600,000 (which was his base salary as of December 31, 2014).

Mr. Simon is eligible to participate in the Company’s annual bonus programs as in effect from time to time, with a target bonus of 75% of his base salary. Mr. Simon is also eligible to participate in the Company’s future LTIPs as in effect from time to time.

Under his employment agreement, Mr. Simon is eligible to participate in the Company’s annual bonus programs as in effect from time to time, with a target bonus of 75% of his base salary. Mr. Simon is also eligible to participate in the Company’s future LTIPs as in effect from time to time.

Mr. Simon is also eligible to participate in the fringe benefit programs and perquisites as may be generally made available to the Company’s other senior executives, including an annual $30,000 car allowance and a $10,000 financial planning and tax preparation allowance.

Mr. Simon’s employment agreement requires that he comply with the Company’s standard confidentiality and non-compete obligations and with the Company’s Code of Business Conduct.

Products Corporation may terminate Mr. Simon’s employment upon written notice following his “disability” (as defined in Mr. Simon’s employment agreement), with no further amounts or benefits under the employment agreement being due after any such termination, except to the extent required pursuant to the terms of the Company’s compensation and benefit plans and policies in effect on any such termination date. Products Corporation may terminate Mr. Simon’s employment agreement upon 12 months’ written notice of non-renewal, or sooner upon written notice for “cause,” as defined in Mr. Simon’s employment agreement. Mr. Simon may terminate his employment agreement upon 30 days’ prior written notice following a material breach by Products Corporation of its obligations to Mr. Simon under such agreement, which breach remains uncured following 90 days’ written notice of such breach by the executive to Products Corporation.

Mr. Simon’s employment agreement provides that, if Mr. Simon’s employment is terminated for any material uncured breach by Products Corporation of any of its obligations to Mr. Simon under his employment agreement, or is terminated by Products Corporation (other than for “cause” as defined in Mr. Simon’s employment agreement or disability), Mr. Simon would be entitled to: (i) continued payments of base salary throughout a maximum severance period of 18 months; (ii) payment of a pro-rated target bonus, if and to the extent bonuses are payable to executives under the Incentive Compensation Plan for the performance year when the termination occurs, based upon achievement of objectives and payable on the date bonuses are paid to other executives under the bonus program for such performance year; (iii) the executive’s bonus (if not already paid) with respect to the performance year immediately preceding the year of termination (if bonuses with respect to such performance year are payable to other executives based upon achievement of bonus objectives), payable as and when such bonuses are paid to other executives under the bonus program for such performance year; and (iv) continued participation in Products Corporation’s life insurance plan, subject to a limit of 18 months, and medical, vision and dental plans, subject to the terms of such plans, throughout the severance period or until Mr. Simon is covered by like plans of another company. As of December 31, 2014, Mr. Simon has not participated in Products Corporation’s medical or dental plans.

Mr. Alletto

Mr. Alletto’s employment with the Company ceased on September 30, 2014. In connection with the termination of his employment, Mr. Alletto received $1,609,629 of separation pay, comprised of $1,530,000, representing 24 months (the “severance period”) of salary continuation at his base salary in effect upon termination, which is payable bi-weekly over the 24-month severance period; life insurance premiums for continued coverage during the severance period; medical and dental insurance premiums for continued coverage during the severance period; tax preparation and financial counseling services incurred during the severance period, subject to program terms; and car allowance continuation for the severance period. In addition, upon termination other than for cause, or upon termination by Mr. Alletto due to a material breach by the Company, all awarded unvested restricted stock will continue to vest in accordance with the regular vesting schedule. Accordingly, his remaining 80,000 restricted stock awarded in October 29, 2013 will continue to vest in two equal annual installments, on each of October 28, 2015 and October 28, 2016.

Mr. Elshaw

Mr. Elshaw’s employment with the Company ceased on February 25, 2014. In connection with the termination of this employment, Mr. Elshaw received $1,627,944 of separation pay, comprised of $1,532,026 representing 24 months (the “severance period”) of salary continuation at his base salary in effect upon termination, which is payable bi-weekly over the 24-month severance period; life insurance premiums for continued coverage during the severance period; medical insurance premiums for continued coverage during the severance period; tax preparation and financial counseling services incurred during the severance period, subject to program terms; car allowance continuation for the severance period; outplacement services; and unused vacation pay.

Termination Payments

Mr. Delpani

Under his employment agreement, if Mr. Delpani had been terminated without “cause” on December 31, 2014 and (i) the Company did not elect to enforce the 24-month non-compete provision, the estimated aggregate total of termination benefits during the maximum severance period of 30 days would have been approximately $1,301,596, consisting of the following: (a) $100,000, representing 30 days’ of Mr. Delpani’s annual base salary on December 31, 2014; (b) $1,200,000, representing Mr. Delpani’s 2014 target bonus, subject to adjustment based on 2014 Company’s achievement under the terms of the 2014 Annual Bonus Program (as noted above, Mr. Delpani’s actual bonus for 2014 was $2,077,920); (c) approximately $335, representing the cost of 30 days of life insurance coverage; and (d) approximately $1,261, representing the cost of 30 days of medical and dental insurance coverage; and (ii) the Company had elected to enforce the non-compete provision for the maximum 24-month period, the estimated aggregate total of termination benefits during the maximum severance period of 24 months would have been approximately $2,438,320, consisting of the following: (a) $1,200,000, representing two times 50% of Mr. Delpani’s annual base salary on December 31, 2014; (b) $1,200,000, representing Mr. Delpani’s 2014 target bonus, subject to adjustment based on 2014 Company’s achievement under the terms of the 2014 Annual Bonus Program (as noted above, Mr. Delpani’s actual bonus for 2014 was $2,077,920); (c) approximately $8,050, representing the cost of 24 months of life insurance coverage; and (d) approximately $30,270, representing the cost of 24 months of medical and dental insurance coverage. Mr. Delpani’s severance payments are conditional on his compliance with the Company’s standard confidentiality and non-competition provisions during any severance period.

Mr. Pieraccioni

Under his employment agreement, if Mr. Pieraccioni had been terminated without “cause” on December 31, 2014, the estimated aggregate total of termination benefits during a severance period of 12 months would have been approximately $1,067,612, consisting of the following: (a) $600,000, representing Mr. Pieraccioni’s annual base salary on December 31, 2014 for the 12-month severance period; (b) $450,000, representing Mr. Pieraccioni’s 2014 target bonus, subject to adjustment based on 2014 Company’s achievement under the terms of the 2014 Annual Bonus Program (as noted above, Mr. Pieraccioni’s actual bonus for 2014 was $779,220); (c) approximately $2,477, representing the cost of 12 months of life insurance coverage; and (d) approximately $15,135, representing the cost of 12 months of group medical, dental and vision insurance coverage.

Mr. Simon

Under his employment agreement, if Mr. Simon had been terminated without “cause” on December 31, 2014, the estimated aggregate total of termination benefits during a severance period of 18 months would have been approximately $1,353,715, consisting of the following: (a) $900,000, representing Mr. Simon’s annual base salary on December 31, 2014 for the 18-month severance period; (b) $450,000, representing Mr. Simon’s 2014 target bonus, subject to adjustment based on 2014 Company’s achievement under the terms of the 2014 Annual Bonus Program (as noted above, Mr. Simon’s actual bonus for 2014 was $649,350); and (c) approximately $3,715, representing the cost of 18 months of life insurance coverage.

Mr. Alletto

Mr. Alletto’s employment with the Company ceased on September 30, 2014. Mr. Alletto and Products Corporation entered into a separation agreement, effective September 30, 2014, which provides Mr. Alletto with separation benefits consistent with those set forth in his employment agreement (see above). All of Mr. Alletto’s severance payments are conditional on his compliance with the Company’s standard confidentiality and non-solicitation provisions during the severance period. See the “Summary Compensation Table,” above, for a summary of the quantification of Mr. Alletto’s separation benefits.

Mr. Elshaw

Mr. Elshaw’s employment with the Company ceased on February 25, 2014. Mr. Elshaw and Products Corporation entered into a separation agreement, effective February 25, 2014, which provides Mr. Elshaw with separation benefits consistent with those set forth in his employment agreement (see above), other than his not being entitled to any bonus in respect of 2014 due to the timing of his termination early in the performance period. All of Mr. Elshaw’s severance payments are conditional on his compliance with the Company’s standard confidentiality and non-solicitation provisions during the severance period. See the “Summary Compensation Table,” above, for a summary of the quantification of Mr. Elshaw’s separation benefits.

Change of Control Payments

Each of Messrs. Delpani’s, Pieraccioni’s and Simon’s employment agreements provides that, in the event of any “change of control,” the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such “change of control.” Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for “good reason” or if the Company were to terminate the executive’s employment other than for “cause,” he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination; and (ii) 24 months of continuation of all fringe benefits in which the executive participated on the “change of control” effective date or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a “change of control,” all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable. None of the Named Executive Officers holds any unvested options. For information on unvested shares of restricted stock held by the Name Executive Officers, see the “Summary Compensation Table,” above.

Under the Incentive Compensation Plan, if, in connection with a “change of control,” a successor entity assumes the LTIP, does not terminate the LTIP or provides participants with comparable LTIP benefits, then the LTIP awards remain payable in accordance with their terms. Otherwise, upon a “change of control,” LTIP awards related to the performance period when the event occurred are to be paid at target on a pro-rated basis (based on the number of days elapsed) within 60 days following such “change of control,” and (ii) LTIP awards related to prior performance periods as to which the respective performance objectives were achieved, but for which payments remain outstanding, are to be paid within 60 days following such “change of control.”

Mr. Delpani

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Delpani had been terminated on December 31, 2014 would have been approximately $15,700,992, consisting of the following: (a) $2,400,000, representing two times his $1,200,000 annual base salary on December 31, 2014; (b) $1,837,000, representing two times his average 5-year target bonus; (c) approximately $15,600, representing two years of contributions under the Company’s 401(k) Plan; (d) approximately $108,000 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) approximately $8,050, representing the cost of 24 months of life insurance coverage; (f) approximately $30,270, representing the cost of 24 months of group medical and dental insurance coverage; (g) $60,000, representing 24 months of annual car allowance; (h) $20,000, representing 24 months of tax preparation and financial counseling allowance; and (i) $11,222,072, representing the fair market value attributable to the accelerated vesting of his 328,515 shares of restricted stock, based on the NYSE closing market price per share of $34.16 on December 31, 2014. Upon a “change of control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Delpani also would be entitled to the payout of the remaining unpaid portion of his previously earned LTIP awards, to be paid at target on a pro-rated basis, in the aggregate amount as of December 31, 2014 of $2,444,445, consisting of: (i) $777,778, representing 100% of the remaining two-thirds portion of his 2013 Transitional LTIP (based on completion of the 2014 performance period); (ii) $1,000,000, representing 50% of his $2,000,000 2014 Transitional LTIP (based on one year completed of the two-year performance period (2014 and 2015)); and (iii) $666,667, representing one-third of his $2,000,000 2014 LTIP (based on one year completed of the three-year performance period (2014, 2015 and 2016)).

Mr. Pieraccioni

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Pieraccioni had been terminated on December 31, 2014 would have been approximately $5,090,316, consisting of the following: (a) $1,200,000, representing two times his $600,000 annual base salary on December 31, 2014; (b) $900,000, representing two times his average 5-year bonus; (c) approximately $15,600, representing the cost of two years of contributions under the Company’s 401(k) Plan; (d) approximately $54,000 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) approximately $4,954, representing the cost of 24 months of life insurance coverage; (f) $60,000, representing 24 months of car allowance; (h) $20,000, representing 24 months of tax preparation and financial counseling allowance; (i) approximately $30,270, representing the cost of 24 months of group medical and dental insurance coverage; and (j) $2,805,492, representing the fair market value attributable to the accelerated vesting of his 82,128 shares of restricted stock, based on the NYSE closing market price per share of $34.16 on December 31, 2014. Upon a “change of control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Pieraccioni also would be entitled to the payout of the remaining unpaid portion of his previously earned LTIP awards, to be paid at target on a pro-rated basis, in the amount as of December 31, 2014 of $500,000, consisting of: (i) $166,666, representing 100% of the initial one-third portion of his $500,000 2014 Transitional LTIP (based on completion of the 2014 performance period); (ii) $166,667, representing 50% of the remaining two-thirds portion of his $500,000 2014 Transitional LTIP (based on one year completed of the two-year performance period (2014 and 2015)); and (iii) $166,667, representing one-third of his $500,000 2014 LTIP (based on one year completed of the three-year performance period (2014, 2015 and 2016)).

Mr. Simon

The estimated aggregate total of benefits upon a “change of control” and subsequent termination if Mr. Simon had been terminated on December 31, 2014 would have been approximately $4,662,492, consisting of the following: (a) $1,200,000, representing two times his $600,000 annual base salary on December 31, 2014; (b) $723,222, representing two times his average 5-year bonus; (c) approximately $15,600, representing two years of contributions under the Company’s 401(k) Plan; (d) approximately $54,000 in respect of two years of profit sharing contributions under the 401(k) Plan; (e) approximately $4,954, representing the cost of 24 months of life insurance coverage; (f) $60,000, representing 24 months of car allowance; (g) $20,000, representing 24 months of tax preparation and financial counseling allowance; and (h) $2,584,716, representing the fair market value attributable to the accelerated vesting of his 75,665 shares of restricted stock, based on the NYSE closing market price per share of $34.16 on December 31, 2014. Upon a “change of control” without the successor entity assuming or otherwise continuing the terms of the LTIP, Mr. Simon also would be entitled to the payout of the remaining unpaid portion of his previously earned LTIP awards, to be paid at target on a pro-rated basis, in the amount as of December 31, 2014 of $400,001, consisting of: (i) $66,667, representing 100% of the initial one-third portion of his $200,000 2014 Transitional LTIP

(based on completion of the 2014 performance period); (ii) $166,667, representing 50% of the remaining two-thirds tranche of his $500,000 2014 Transitional LTIP (based on one year completed of the two-year performance period (2014 and 2015)); and (iii) $166,667, representing one-third of his $500,000 2014 LTIP (based on one year completed of the three-year performance period (2014, 2015 and 2016)).

Messrs. Alletto and Elshaw

Messrs. Alletto and Elshaw ceased employment with the Company prior to December 31, 2014, and not following a “change of control.”

GRANTS OF PLAN-BASED AWARDS

Non-Equity Awards

The following tables present information about the target amounts of the non-equity, plan-based awards that were granted to Named Executive Officers in the last completed fiscal year. The actual payout of such awards requires the satisfaction of certain performance objectives by the Company and the Named Executive Officer and other conditions. For amounts actually paid in respect to 2014, see the “Summary Compensation Table,” above. For additional factors relevant to an understanding of the below tables and the 2014 Incentive Compensation Programs, including funding levels for payouts in respect to 2014 performance, see the “Compensation Discussion and Analysis,” above.

LTIP Awards

The Compensation Committee, at management’s recommendation, approved the award of performance-based LTIPs and annual cash bonuses under the 2014 Incentive Compensation Programs to eligible Named Executive Officers covering the 2014 performance period. Prior to approving such awards, the Compensation Committee approved the structure of the 2014 Incentive Compensation Programs, as well as performance targets applicable to both the Company and the Named Executive Officer. Amounts earned are based upon the Company’s degree of achievement of its respective performance targets for the applicable performance periods and the Named Executive Officer’s achieving at least a target performance rating under the Company’s management assessment process for each year covered by the LTIP’s performance period. The Compensation Committee reviews and certifies management’s assessment of the extent to which both the Company and each of the Named Executive Officers achieved their respective performance targets, prior to the Compensation approving the payment of the award amounts.

Estimated Possible Future Payouts Under Non-Equity Incentive Plan Awards

Name	2014 Transitional LTIP (1) ($)				2014 LTIP (2) ($)
	Threshold	Target	Maximum	LTIP Payout Dates	Threshold	Target	Maximum	LTIP Payout Dates
Lorenzo Delpani	—	2,000,000	3,000,000	March 2016	—	2,000,000	3,000,000	March 2017
President & Chief
Executive Officer
Gianni Pieraccioni	—	500,000	750,000	1/3rd in	—	500,000	750,000	March 2017
Executive Vice				March 2015;
President and Global				2/3rds in
President – Revlon				March 2016
Consumer Division
Roberto Simon	—	66,667	100,000	March 2015	—	500,000	750,000	March 2017
EVP & Chief		333,333	500,000	March 2016
Financial Officer
Lawrence Alletto	—	—	—	—	—	—	—	—
Former EVP, Chief
Financial Officer &
Chief Administrative
Officer
Chris Elshaw	—	—	—	—	—	—	—	—
Former EVP and Chief
Operating Officer

(1)	Awards under the 2014 Transitional LTIP were structured as flat dollar amounts that could be earned based upon the degree of the Company’s achievement of its applicable performance targets, subject to the Named Executive Officer achieving at least a target performance rating under the Company’s performance management review process. Under the terms of their respective 2014 Transitional LTIPs, (i) Mr. Delpani is eligible to receive his award in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015; (ii) Mr. Pieraccioni was eligible to receive one-third of his award in March 2015 based on the degree of the Company’s achievement of its 2014 performance targets and he remains eligible to receive two-thirds of his award in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015; and (iii) Mr. Simon was eligible to receive $66,667 of his award in March 2015 based on the degree of the Company’s achievement of its 2014 performance targets and he remains eligible to receive $333,333 of his award in March 2016 based on the average degree of the Company’s achievement of its performance targets in 2014 and 2015. See the “Summary Compensation Table” above for quantification of the LTIP awards paid to each of the Named Executive Officer for the 2014 performance year. Payment to each Named Executive Officer is conditioned on the Named Executive Officer remaining employed with the Company on the payout date, unless provided otherwise in his employment agreement (see “Employment Agreements and Payments Upon Termination and Change of Control”) and achieving during each year of the LTIP award’s performance period at least a target performance rating under the Company’s management review process, subject to management’s assessment of such performance being certified by the Compensation Committee. Pursuant to its terms, the 2014 Transitional LTIP is not funded, and no award is payable, if the Company achieves less than 90% of its applicable Adjusted EBITDA and Free Cash Flow performance targets and less than 96% of its net sales performance targets (represented by the “Threshold” column, above). The 2014 Transitional LTIP is funded at the “Target” level if the Company achieves 100% of its applicable Adjusted EBITDA, Free Cash Flow and net sales performance targets. The 2014 Transitional LTIP is funded at 150% of the “Target” level if the Company’s achieves 110% of its applicable Adjusted EBITDA and Free Cash Flow performance targets and 102% of its applicable net sales performance targets (represented by the “Maximum” column, above). The Company’s corporate performance targets under the 2014 Transitional LTIP for its one-third payout in March 2015 included the following: (1) the Company’s 2014 EBITDA Performance Target, weighted at 50%; (2) the Company’s 2014 Net Sales Performance Target, weighted at 25%; and (3) the Company’s 2014 Free Cash Flow Performance Target, weighted at 25%, in each case as adjusted to account for the 2014 Unusual Items and as calculated after taking into account all incentive compensation accruals. The Company’s corporate performance targets for the remaining two-thirds payout opportunity under the 2014 Transitional LTIP are based upon the average degree of the Company’s achievement of its performance targets in 2014 and 2015 as to: (1) Adjusted EBITDA (which for 2014 includes the 2014 EBITDA Performance Target), weighted at 50%; (2) net sales (which for 2014 includes the 2014 Net Sales Performance Target), weighted at 25%; and (3) Free Cash Flow (which for 2014 includes the 2014 Free Cash Flow Performance Target), weighted at 25%. For additional information about the 2014 Transitional LTIP, see “Compensation Discussion and Analysis — Incentive Compensation: Long-Term Compensation,” above.

(2)	Awards under the 2014 LTIP are structured as flat dollar amounts that could be earned based upon the average degree of the Company’s achievement of its applicable performance targets over three 1-year periods (2014, 2015 and 2016), conditioned on the Named Executive Officer achieving at least a target performance rating under the Company’s management review process, subject to management’s assessment of such performance being certified by the Compensation Committee. Under the 2014 LTIP, the Named Executive Officers are eligible to receive payment of their LTIP award in one installment in March 2017, conditioned on the Named Executive Officer remaining employed with the Company on the payout date, unless provided otherwise in his employment agreement (see “Employment Agreements and Payments Upon Termination and Change of Control”) and achieving during each year of the LTIP award’s performance period at least a target performance rating under the Company’s management review process, subject to management’s assessment of such performance being certified by the Compensation Committee. Pursuant to its terms, the 2014 LTIP is not funded, and no award is payable, if the Company achieves less than 90% of its applicable Adjusted EBITDA performance targets and Free Cash Flow performance targets and less than 96% of its net sales performance targets, on average over the 3-year performance period. The 2014 LTIP is funded at the “Target” level if the Company achieves 100% of its applicable Adjusted EBITDA, Free Cash Flow and net sales performance targets, on average over the 3-year performance period. The 2014 LTIP is funded at 150% of the “Target” level if the Company achieves 110% of its applicable Adjusted EBITDA and Free Cash Flow performance targets and 102% of its applicable net sales performance targets, on average over the 3-year performance period (represented by the “Maximum” column, above). The Company’s corporate performance targets under the 2014 LTIP are based upon average degree of the Company’s achievement of its performance targets over three 1-year periods (2014, 2015 and 2015), as to: (1) Adjusted EBITDA (which for 2014 includes the 2014 EBITDA Performance Target), weighted at 50%; (2) net sales (which for 2014 includes the 2014 Net Sales Performance Target), weighted at 25%; and (3) Free Cash Flow (which for 2014 includes the 2014 Free Cash Flow Performance Target), weighted at 25%. For additional information about the 2014 LTIP, see “Compensation Discussion and Analysis — Incentive Compensation: Long-Term Cash Compensation,” above.

Annual Bonus Awards

As noted above, the below amounts do not represent actual amounts paid to executives. See “Summary Compensation Table,” above, for actual amounts earned by the Named Executive Officers in respect to 2014.

Name	2014 Annual Bonus Program (3)
	Threshold	Target	Maximum
Lorenzo Delpani (4)	$0	$1,200,000	$1,800,000
President & Chief Executive Officer
Roberto Simon	$0	$450,000	$675,000
EVP & Chief Financial Officer
Gianni Pieraccioni	$0	$450,000	$675,000
Executive Vice President and Global President – Revlon Consumer Division
Lawrence Alletto (5)	$0	$429,134	$643,701
Former EVP, Chief Financial Officer & Chief Administrative Officer
Chris Elshaw	$0	$0	$0
Former EVP and Chief Operating Officer

(3)	The amounts under this column represent the threshold, target and maximum payouts for annual cash bonuses under the 2014 Annual Bonus Program, based on 2014 performance against pre-established performance measures. The amount under the “Target” column represents the target award opportunity, which is set as a percentage of base salary under the Named Executive Officers’ respective employment agreements. Pursuant to its terms, the 2014 Annual Bonus Program would not be funded, and no award would be payable, if the Company achieved less than 90% of its 2014 Adjusted EBITDA Performance Target, less than 96% of its 2014 Net Sales Performance Target and 108% or more of its 2014 Net Working Capital Ratio Performance Target (represented by the “Threshold” column, above). The 2014 Annual Bonus Program could have been funded at the “Target” level if the Company had achieved 100% of its 2014 Adjusted EBITDA Performance Target, 2014 Net Sales Performance Target and 2014 Net Working Capital Ratio Performance Target. The 2014 Annual Bonus Program could have been funded at 150% of the “Target” level if the Company achieved 110% of its 2014 Adjusted EBITDA Performance Target, 102% of its 2014 Net Sales Performance Target and 96% of its 2014 Net Working Capital Ratio Performance Target (represented by the “Maximum” column, above). Also, the actual bonus payments under the 2014 Annual Bonus Program could flex between 80% to 120% of the adjusted target amounts, based on, in the case of the Named Executive Officers, the Compensation Committee’s certification of management’s assessment of the Named Executive Officer’s individual performance rating under the Company’s annual management review process, including performance factors approved by the Compensation Committee in March 2014 for certain of the Named Executive Officers. For additional information about the 2014 Annual Bonus Program, see “Compensation Discussion and Analysis — Incentive Compensation: Annual Cash Bonus,” above. Also, see the “Summary Compensation Table” above for quantification of the 2014 Annual Bonus awards paid to each of the Named Executive Officer for the 2014 performance year.
(4)	Pursuant to his employment agreement, during 2014 Mr. Delpani received a $250,000 housing relocation bonus, payable monthly.
(5)	Pursuant to his separation agreement, Mr. Alletto was entitled to his 2014 target bonus at 75% of base salary, prorated through his September 30, 2014 termination date and subject to adjustment based on the Company’s performance against pre-established performance measures. See the “Summary Compensation Table” above for quantification of the 2014 Annual Bonus award paid to Mr. Alletto for the 2014 performance year.

Equity Awards

During 2014, the Compensation Committee approved certain one-time grants of restricted shares of the Company’s Class A Common Stock under the Stock Plan to Messrs. Delpani, Pieraccioni and Simon, as described in the table below, as well as other key members of the Company’s senior management leadership team, to provide them with total compensation that is designed to be competitive to the Company’s peer group and with an element of long-term incentive compensation designed to retain those senior executives that the Company believes will effectively lead the execution of its strategy of value creation. Provided the Named Executive Officer remains employed by the Company on each such vesting date, these restricted shares vest in 5 equal installments over 5 years, and in full upon any

“change of control.” Messrs. Delpani and Pieraccioni had their first one-fifth vesting event on March 15, 2015 and Mr. Simon’s vesting events commence on March 15, 2016. The Named Executive Officers are required to retain such shares, even after they vested, so long as they remained employed by the Company.

The grant date fair values stated in the table below reflect the number of shares of restricted stock granted to the Named Executive Officers during 2014 multiplied by the NYSE closing market price of the Company’s Class A Common Stock on the applicable grant dates.

As the Company previously publicly reported on a Form DEF 14C filed with the SEC on July 3, 2014, the holders of a majority of the Company’s Class A Common Stock approved amending the stock plan to extend it for a 7-year renewal term, expiring April 14, 2021, and renaming it as the “Fourth Amended and Restated Revlon, Inc. Stock Plan” (the “Stock Plan”).

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	NYSE closing market price of grant date	All Other Option Awards: Number of Securities Underlying Options (#)(a)	Grant Date Fair Value of Stock and Option Awards ($)
Lorenzo Delpani	August 6, 2014	328,515	$30.44	—	9,999,997
President & Chief Executive Officer
Gianni Pieraccioni	August 6, 2014	82,128	$30.44	—	2,499,976
Executive Vice President and Global President – Revlon Consumer Division
Roberto Simon	September 22, 2014	75,665	$33.04	—	2,499,972
EVP & Chief Financial Officer
Lawrence Alletto	—	—	—	—	—
Former EVP, Chief Financial Officer & Chief Administrative Officer
Chris Elshaw	—	—	—	—	—
Former EVP and Chief Operating Officer

(a)	None of the Named Executive Officers received awards of stock options during 2014.

Mr. Delpani’s restricted stock grant was previously publicly reported on a Form 4 filed with the SEC on August 8, 2014. One-fifth of the restricted shares granted to Mr. Delpani vested on March 15, 2015 and the remaining restricted shares vest in equal installments on March 15, 2016, March 15, 2017, March 15, 2018 and March 15, 2019, and in full upon any “change of control.”

Mr. Pieraccioni’s restricted stock grant was previously publicly reported on a Form 3 filed with the SEC on February 10, 2015 (following the Company’s designation of Mr. Pieraccioni as an “executive officer” at the Board of Directors’ February 9, 2015 meeting). One-fifth of the restricted shares granted to Mr. Pieraccioni vested on March 15, 2015 and the remaining restricted shares vest in equal installments on March 15, 2016, March 15, 2017, March 15, 2018 and March 15, 2019, and in full upon any “change of control.”

Mr. Simon’s restricted stock grant was previously publicly reported on a Form 3 filed with the SEC on September 30, 2014. All of the restricted shares granted to Mr. Simon vest as to one-fifth of the shares on each of March 15, 2016, March 15, 2017, March 15, 2018, March 15, 2019 and March 15, 2020, and in full upon any “change of control.”

No dividends are payable on unvested restricted stock. As of December 31, 2014, all of the restricted shares listed in the table above were unvested and therefore had no realizable monetary value as of that date. One-fifth of the restricted shares granted to Messrs. Delpani and Pieraccioni vested after December 31, 2014, on March 15, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards in the form of the one-time 2014 Restricted Stock Grants held by the Named Executive Officers under the Company’s Stock Plan which had not vested and remained outstanding as of December 31, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lorenzo Delpani	—	—	—	—	—	328,515	$11,222,072	—	—
President and Chief Executive Officer
Gianni Pieraccioni	—	—	—	—	—	82,128	$2,805,492	—	—
Executive Vice President and Global President – Revlon Consumer Division
Roberto Simon	—	—	—	—	—	75,665	$2,584,716	—	—
Executive Vice President and Chief Financial Officer
Lawrence Alletto	—	—	—	—	—	80,000	$2,732,800	—	—
Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer
Chris Elshaw	—	—	—	—	—	—	—	—	—
Former Executive Vice President and Chief Operating Officer

(a)	For Messrs. Delpani and Pieraccioni, their restricted shares set forth under the “Number of Shares or Units of Stock That Have Not Vested” column vest after December 31, 2014 in five equal installments on March 15, 2015 (which shares have vested), March 15, 2016, March 15, 2017, March 15, 2018 and March 15, 2019.

For Mr. Simon, his restricted shares set forth under the “Number of Shares or Units of Stock That Have Not Vested” column vest after December 31, 2014 in five equal installments on March 15, 2016, March 15, 2017, March 15, 2018, March 15, 2019 and March 15, 2020.

For Mr. Alletto, his restricted shares set forth under the “Number of Shares or Units of Stock That Have Not Vested” column vest after December 31, 2014 in two equal installments on October 28, 2015 and October 28, 2016.

(b)	The market value of the restricted shares identified in the table above is based on the $34.16 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2014. No dividends are payable on unvested restricted stock.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2014, with the value determined by multiplying the number of shares that vested during 2014 by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. None of the Named Executive Officers hold any stock options, nor has the Company ever granted any stock options to them (other than Mr. Elshaw, all of which had expired no later than 2012).

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)
Lorenzo Delpani	—	—	—	—
President and Chief Executive Officer
Gianni Pieraccioni	—	—	—	—
Executive Vice President and Global President – Revlon Consumer Division
Roberto Simon	—	—	—	—
Executive Vice President and Chief Financial Officer
Lawrence Alletto	—	—	40,000	1,341,600
Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer
Chris Elshaw	—	—	—	—
Former Executive Vice President and Chief Operating Officer

(a)	Mr. Alletto had 40,000 shares of restricted stock vest on October 28, 2014, following the September 30, 2014 termination of his employment with the Company. Of this amount, 22,328 shares were withheld by the Company to cover tax withholding obligations; such withheld shares were not sold on the open market and became Company treasury shares. The NYSE closing market price of the Company’s Class A Common Stock on October 28, 2014 was $33.54 per share.

PENSION BENEFITS

The following table shows, as of December 31, 2014, the number of years of credited service under the plans, and the present value of accumulated benefit and payments during the last fiscal year, with respect to each Named Executive Officer who has a benefit under the Retirement Plan and the Pension Equalization Plan, as described below. Messrs. Delpani, Pieraccioni, Simon and Alletto do not have any pension benefits, as they joined the Company after these plans were frozen effective December 31, 2009.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payments During 2014 ($)
Lorenzo Delpani	Retirement Plan	—	—	—
President and Chief Executive Officer	Pension Equalization Plan	—	—	—
Gianni Pieraccioni	Retirement Plan	—	—	—
Executive Vice President and Global President – Revlon Consumer Division	Pension Equalization Plan	—	—	—
Roberto Simon	Retirement Plan	—	—	—
Executive Vice President & Chief Financial Officer	Pension Equalization Plan	—	—	—
Lawrence Alletto	Retirement Plan	—	—	—
Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer	Pension Equalization Plan	—	—	—
Chris Elshaw	Retirement Plan	2.00	29,390	29,390
Former Executive Vice President and Chief Operating Officer	Pension Equalization Plan	0.67	28,857	28,857

(a)	The amounts set forth in the Pension Benefits Table for Mr. Elshaw, who ceased employment with the Company on February 25, 2014, are based on the assumptions set forth in Note 14 to the consolidated financial statements in the 2014 Form 10-K. These amounts have been calculated based on the normal retirement age of 65, as specified in the Retirement Plan and Pension Equalization Plan.

The Retirement Plan is intended to be a tax qualified defined benefit plan. The Pension Equalization Plan is a non-qualified and unfunded benefit plan. In May 2009, the Company amended the Retirement Plan and the Pension Equalization Plan to cease future benefit accruals under such plans after December 31, 2009. Prior to ceasing these accruals, under the Cash Balance Program of the Retirement Plan and the Pension Equalization Plan, eligible employees received quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary) for the previous quarter. Interest credits, which commenced June 30, 2001, were and will continue to be allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). The “frozen” benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement.

Prior to the cessation of future benefit accruals after December 31, 2009, Mr. Elshaw participated in the Cash Balance Program and he was fully vested in his benefits as of December 31, 2009.

The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations under ERISA and the Code upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. As noted above, the Pension Equalization Plan is a non-qualified and unfunded benefit plan that was designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would otherwise be payable under the Retirement Plan but for such limitations, up to a combined $500,000 maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

Mr. Elshaw ceased employment with the Company prior to December 31, 2014. Based upon the application of IRS rules and the retirement program’s terms, during 2014 Mr. Elshaw was paid out his “frozen” vested accrued benefit under the Cash Balance Program of the Retirement Plan. Also, during 2014 Mr. Elshaw was paid out his “frozen” vested accrued benefit under the Cash Balance Program of the Pension Equalization Plan.

Messrs. Delpani, Pieraccioni, Simon and Alletto do not participate in Retirement Plan or the Pension Equalization Plan, as they joined the Company after these plans were frozen at the end of 2009.

NON-QUALIFIED DEFERRED COMPENSATION

As previously noted, the Company “froze” its U.S. qualified and non-qualified defined benefit retirement plans (namely, the Retirement Plan and the Pension Equalization Plan) to cease future benefit accruals under such plans after December 31, 2009. The Company also amended its qualified and non-qualified savings plans effective January 1, 2010 to enable the Company, on a discretionary basis, to make profit-sharing contributions (equal to 3% of eligible compensation) to the qualified plan and, to the extent eligible compensation exceeds IRS limits, to the Excess Savings Plan, a non-qualified, defined contribution plan.

The Excess Savings Plan provides for substantially the same investment choices as are available in the Company’s qualified 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence in accordance with the applicable provisions of the Excess Savings Plan after termination of a participant’s employment and may be paid in either annual installments over a period of no more than 10 years or as a single lump-sum payment, as elected by the participant.

Amounts shown in the table below reflect discretionary Company contributions made under the discretionary employer profit-sharing provisions of the Excess Savings Plan during 2014, as well as total account balances, inclusive of investment returns, as of December 31, 2014. Mr. Simon became eligible for participation in the Excess Savings Plan in late 2014 and does not have any non-qualified deferred compensation benefits, as his initial contributions were paid in early 2015. Mr. Pieraccioni was not eligible for participation in the Excess Savings Plan until 2015. Mr. Alletto received a distribution of his entire account balance under the Excess Savings Plan during 2015. Mr. Elshaw received a distribution of his entire account balance under the Excess Savings Plan during 2014.

Name	Executive Contributions in 2014 ($)	Registrant Contributions for 2014 ($)(a)	Aggregate Earnings in 2014 ($)(b)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/14 ($)(c)
Lorenzo Delpani	—	42,825	1,015	—	29,215
President and Chief Executive Officer
Gianni Pieraccioni	—	—	—	—	—
Executive Vice President and Global President – Revlon Consumer Division
Roberto Simon	—	4,362	—	—	—
Executive Vice President & Chief Financial Officer
Lawrence Alletto	—	21,064	1,981	—	22,427
Former Executive Vice President, Chief Financial Officer and Chief Administrative Officer
Chris Elshaw	—	—	2,558	142,739	—
Former Executive Vice President and Chief Operating Officer

(a)	These amounts represent discretionary employer contributions credited under the profit-sharing provisions of the Excess Savings Plan in respect to 2014 (including those credited during January 2015 in respect of 2014).
(b)	Amounts reported under “Aggregate Earnings in 2014” are not reported in the Summary Compensation Table.
(c)	These amounts represent actual account balances at year end, and do not reflect the portion of the 2014 discretionary employer contributions credited during 2015, nor the earnings on such contributions credited during 2015. The Company has contributed funds to a rabbi trust equal to the Excess Savings Plan’s liabilities.

DIRECTOR COMPENSATION

The following Director Compensation table shows all compensation paid by the Company in respect of 2014 to its Directors who served on the Board during 2014.

Name (a)	Fiscal Year	Fees Earned or Paid in Cash ($)(b)	All Other Compensation ($)(c)	Total ($)
Alan S. Bernikow	2014	184,802	28,000	212,802
Diana Cantor	2014	159,226	—	159,226
Lorenzo Delpani	2014	—	—	—
Viet D. Dinh	2014	137,535	28,000	165,535
Meyer Feldberg	2014	166,500	—	166,500
David Kennedy	2014	93,750	20,250	114,000
Robert K. Kretzman	2014	140,900	—	140,900
Ceci Kurzman	2014	142,000	—	142,000
Debra L. Lee	2014	130,000	—	130,000
Tamara Mellon	2014	121,000	—	121,000
Ronald O. Perelman	2014	—	—	—
Barry F. Schwartz	2014	—	—	—
Kathi P. Seifert	2014	175,150	—	175,150
Cristiana Falcone Sorrell	2014	105,694	—	105,694

(a)	See “Summary Compensation Table” regarding compensation earned in respect of 2014 by Mr. Delpani in his role as the Company’s President and Chief Executive Officer. Messrs. Delpani, Perelman and Schwartz did not receive any compensation for their service as Directors during 2014. Mr. Kennedy did not receive compensation as a Director during the fourth quarter of 2014 as a result of his re-commencing employment by MacAndrews & Forbes.
(b)	During 2014, the Company’s Board compensation structure was comprised of the following components: (i) an annual Board retainer of $115,000; (ii) Board and Committee meeting fees of $1,500 per meeting; (iii) an additional annual retainer of $10,000 for each Committee chairman; and (iv) an additional annual Audit Committee membership retainer of $10,000.
(c)	The amounts shown under the “All Other Compensation” column reflect fees received by Messrs. Bernikow, Dinh and Kennedy during 2014 as members of the Board of Directors of Products Corporation (the Company’s wholly-owned operating subsidiary). Products Corporation’s non-employee directors (i.e., those Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates) are paid a retainer fee of $25,000 per annum and are entitled to a $1,500 per meeting fee. Messrs. Delpani, Perelman and Schwartz also served as Directors of Products Corporation during 2014, but received no fees for such service. Mr. Kennedy did not receive compensation as a Director of Products Corporation during the fourth quarter of 2014 as a result of his re-commencing employment by MacAndrews & Forbes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 8, 2015, the number of shares of each class of the Company’s voting capital stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (ii) each Director of the Company who served on the Board during 2014; (iii) the Chief Executive Officer and each of the other Named Executive Officers; and (iv) all Directors who served on the Board during 2014 and Named Executive Officers as a group. The number of shares owned are those beneficially owned, as determined under the SEC’s applicable rules, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of voting capital stock as to which a person has sole or shared voting power or investment power and any shares of voting capital stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Class A Common Stock)		Percentage of Class (Class A Common Stock)
Ronald O. Perelman	40,669,640	(1)	77.6%
c/o MacAndrews & Forbes Incorporated, 35 E. 62nd St., New York, NY 10065
Lawrence Alletto (2)	0		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Alan S. Bernikow	13,250		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Diana Cantor	0		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Lorenzo Delpani	38,140		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Viet D. Dinh	2,925		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Chris Elshaw (2)	44,407		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Meyer Feldberg	13,250		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
David L. Kennedy	111,550		*
c/o MacAndrews & Forbes Incorporated, 35 E. 62nd St., New York, NY 10065
Robert K. Kretzman	42,592		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Ceci Kurzman	0		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Debra L. Lee	13,250		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Tamara Mellon	10,750		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Gianni Pieraccioni	7,256		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Barry F. Schwartz	0		*
c/o MacAndrews & Forbes Incorporated, 35 E. 62nd St., New York, NY 10065
Kathi P. Seifert	13,250		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Roberto Simon	0		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
Cristiana Falcone Sorrell	0		*
c/o Revlon, One New York Plaza, 49th Floor, New York, NY 10004
All Directors and Executive Officers, as a Group	40,980,260		78.2%
(18 Persons)

*Less than one percent.

(1)	Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, as of April 8, 2015, 40,669,640 shares of Class A Common Stock (of which, (a) 36,108,030 shares were beneficially owned by MacAndrews & Forbes; and (b) 4,561,610 shares were beneficially owned by a family member of Mr. Perelman with respect to which shares MacAndrews & Forbes holds a voting proxy). Such Common Stock share ownership represented approximately 78% of the Company’s issued and outstanding voting capital stock as of April 8, 2015. MacAndrews & Forbes has advised the Company that it has pledged shares of Class A Common Stock to secure certain obligations of MacAndrews & Forbes. Additional shares of Revlon, Inc., and shares of common stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes, may from time to time be pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes. A foreclosure upon any such shares of common stock or dispositions of shares of Revlon, Inc.’s Class A Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes which are beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a “change of control” under Products Corporation’s amended and restated bank term loan agreement and multi-currency revolving credit agreement and the indenture governing Products Corporation’s 5¾% Senior Notes (as hereinafter defined). A change of control constitutes an event of default under Products Corporation’s credit agreements, which would permit Products Corporation’s lenders to accelerate amounts outstanding under such facilities. In addition, holders of the 5¾% Senior Notes may require Products Corporation to repurchase their respective notes under those circumstances.
(2)	As Messrs. Alletto and Elshaw ceased employment with the Company prior to the date of this Proxy Statement, their reported shares are as of their respective employment termination dates.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of December 31, 2014, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights; (ii) the weighted-average exercise price of such outstanding options, warrants and rights; and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in column (a).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Previously Approved by Stockholders:
Stock Plan	—	(1)	—	3,849,359	(2)
Not Previously Approved by Stockholders:	—		—	—

(1)	Represents stock options issued and outstanding under the Stock Plan; does not include the 773,378 shares of restricted stock that were outstanding as of December 31, 2014, which were not yet vested as of such date and are subject to risk of forfeiture as of such date.
(2)	As of December 31, 2014, all of these shares remained available for issuance as awards of any kind under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2014, MacAndrews & Forbes beneficially owned approximately 78% of Revlon, Inc.’s Class A Common Stock, representing approximately 78% of Revlon, Inc.’s outstanding shares of voting capital stock. As a result, MacAndrews & Forbes is able to elect Revlon, Inc.’s entire Board of Directors and control the vote on all matters submitted to a vote of Revlon, Inc.’s stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of Revlon, Inc.’s Board of Directors.

Transfer Agreements

In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings LLC, a Delaware limited liability company and formerly a Delaware corporation known as Revlon Holdings Inc. (“Revlon Holdings”), and which is an affiliate and an indirect wholly-owned subsidiary of MacAndrews & Forbes, and certain of Revlon Holdings’ wholly-owned subsidiaries. Revlon, Inc. and Products Corporation also entered into a real property asset transfer agreement with Revlon Holdings. Pursuant to such agreements, on June 24, 1992, Revlon Holdings transferred certain assets to Products Corporation and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the “Excluded Liabilities”). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to the Company’s business and that historically had not been profitable and certain other assets and liabilities were retained by Revlon Holdings. Revlon Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Revlon Holdings against losses arising from the liabilities assumed by Products Corporation. The amounts reimbursed by Revlon Holdings to Products Corporation for the Excluded Liabilities was $0.2 million for 2014. As of December 31, 2014, a $0.1 million receivable from MacAndrews & Forbes for transactions subject to the Transfer Agreements was included within prepaid expenses and other in the Company’s 2014 Consolidated Balance Sheets.

Reimbursement Agreements

Revlon, Inc., Products Corporation and MacAndrews & Forbes Inc., a wholly-owned subsidiary of MacAndrews & Forbes Incorporated have entered into reimbursement agreements (the “Reimbursement Agreements”) pursuant to which (i) MacAndrews & Forbes Inc. is obligated to provide (directly or through its affiliates) certain professional and administrative services, including without limitation employees, to Revlon, Inc. and its subsidiaries, including without limitation Products Corporation, and to purchase services from third party providers, such as insurance, legal, accounting and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including, without limitation, employees, to MacAndrews & Forbes and to purchase services from third party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.

The Company reimburses MacAndrews & Forbes for the allocable costs of the services purchased for or provided by MacAndrews & Forbes to the Company and its subsidiaries and for the reasonable out-of-pocket expenses incurred by MacAndrews & Forbes in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services purchased for or provided by Products Corporation to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. Each of the Company, on the one hand, and MacAndrews & Forbes, on the other, has agreed to indemnify the other party for losses arising out of the services provided by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.

The Reimbursement Agreements may be terminated by either party on 90 days’ notice. The Company does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to the Company as could be obtained from unaffiliated third parties.

The Company participates in MacAndrews & Forbes’ directors and officers liability insurance program (the “D&O Insurance Program”), as well as its other insurance coverages, such as property damage, business interruption, liability and other coverages, which cover the Company as well as MacAndrews & Forbes and its subsidiaries. The limits of coverage for certain of the policies are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers. The Company reimburses MacAndrews & Forbes from time to time for their allocable portion of the premiums for such coverage or the Company pays the insurers directly, which premiums the Company believes are more favorable than the premiums the Company would pay were it to secure stand-alone coverage. Any amounts paid by the Company directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements.

The net activity related to services provided and/or purchased under the Reimbursement Agreements during the year ended December 31, 2014 was $(3.8) million, which primarily included partial payments made by the Company to MacAndrews & Forbes during the first quarter of 2014 for premiums related to the Company’s allocable portion of the 5-year renewal of the D&O Insurance Program for the period from January 31, 2012 through January 31, 2017. The receivable balances from MacAndrews & Forbes were nil on December 31, 2014 for transactions subject to the Reimbursement Agreements.

Tax Sharing Agreements

As a result of closing the debt-for-equity exchange transaction in March 2004 (the “2004 Revlon Exchange Transactions”), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the “MacAndrews & Forbes Group”) for federal income tax purposes.

Revlon Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries and MacAndrews & Forbes Incorporated entered into a tax sharing agreement (as subsequently amended and restated, the “MacAndrews & Forbes Tax Sharing Agreement”) for taxable periods beginning on or after January 1, 1992 through and including March 25, 2004, during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of the MacAndrews & Forbes Group. In these taxable periods, Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Incorporated. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Incorporated or its subsidiaries. Revlon, Inc. and Products Corporation remain liable under the MacAndrews & Forbes Tax Sharing Agreement, for all such taxable periods through and including March 25, 2004 for amounts determined to be due as a result of a redetermination arising from an audit or otherwise, equal to the taxes that Revlon, Inc. or Products Corporation would otherwise have had to pay if it were to have filed separate federal, state or local income tax returns for such periods.

Following the closing of the 2004 Revlon Exchange Transactions, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss are included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the “Revlon Tax Sharing Agreement”) pursuant to which Products Corporation is required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities.

There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement in 2014 with respect to periods covered by the MacAndrews & Forbes Tax Sharing Agreement, and the Company expects that there will not be any such payments in 2015. During 2014, there were $0.3 million of federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement with respect to 2014 and nil with respect to 2013. The Company expects that there will be no federal tax payments from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement during 2015 with respect to 2014.

Pursuant to the asset transfer agreement referred to above, Products Corporation assumed all tax liabilities of Revlon Holdings other than (i) certain income tax liabilities arising prior to January 1, 1992 to the extent such liabilities exceeded the reserves on Revlon Holdings’ books as of January 1, 1992 or were not of the nature reserved for and (ii) other tax liabilities to the extent such liabilities are related to the business and assets retained by Revlon Holdings.

Registration Rights Agreement

Prior to the consummation of Revlon, Inc.’s initial public equity offering in February 1996, Revlon, Inc. and Revlon Worldwide Corporation (which subsequently merged into REV Holdings LLC, a Delaware limited liability company (formerly a Delaware corporation) and a wholly-owned subsidiary of MacAndrews & Forbes (“REV Holdings”), the then direct parent of Revlon, Inc.) entered into a registration rights agreement (the “Registration Rights Agreement”), and in February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon, Inc.’s Class A Common Stock held by REV Holdings (the “Holders”) have the right to require Revlon, Inc. to register under the Securities Act of 1933, as amended, all or part of the Company’s Class A Common Stock owned by such Holders, including, without limitation, the shares of Class A Common Stock purchased by MacAndrews & Forbes in connection with the $50 million equity rights offering consummated by Revlon, Inc. in 2003 and the shares of Class A Common Stock which were issued to REV Holdings upon its October 2013 conversion of all of its 3,125,000 shares of Revlon, Inc. Class B Common Stock (a “Demand Registration”). In connection with the closing of the 2004 Revlon Exchange Transactions and pursuant to an Investment Agreement entered into in connection with such transactions (the “2004 Investment Agreement”), MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement. This included all of the shares of Class A Common Stock acquired by MacAndrews & Forbes in connection with Revlon, Inc.’s 2006 $110 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes and the Company’s 2007 $100 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes.

Revlon, Inc. may postpone giving effect to a Demand Registration for a period of up to 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or could result in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a “Piggyback Registration”). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Class A Common Stock sold by such Holders.

Amended and Restated Senior Subordinated Term Loan

Products Corporation was party to the Senior Subordinated Term Loan Agreement (as defined below), consisting of (i) the $58.4 million Non-Contributed Loan (as defined below) which matured on October 8, 2014 and was prepaid on May 1, 2014, and (ii) the $48.6 million Contributed Loan (as defined below) which matured and was repaid in full on October 8, 2013.

Upon consummation of the 2009 Exchange Offer in October 2009, MacAndrews & Forbes contributed to Revlon, Inc. $48.6 million of the $107 million aggregate outstanding principal amount of the Senior Subordinated Term Loan (the “Senior Subordinated Term Loan;” the agreement in respect to such loan is referred to as the “Senior Subordinated Term Loan Agreement”) made in January 2008 by MacAndrews & Forbes to Products Corporation (the “Contributed Loan”), representing $5.21 of outstanding principal amount for each of the 9,336,905 shares of Revlon, Inc.’s Class A Common Stock exchanged in the 2009 Exchange Offer, and Revlon, Inc. issued to MacAndrews & Forbes 9,336,905 shares of Class A Common Stock at a ratio of one share of Class A Common Stock for each $5.21 of outstanding principal amount of the Senior Subordinated Term Loan contributed to Revlon, Inc. Upon consummation of the 2009 Exchange Offer, the terms of the Senior Subordinated Term Loan Agreement were amended to (i) extend the maturity date of the Contributed Loan from August 2010 to October 8, 2013, and to change the annual interest rate on the Contributed Loan from 11% to 12.75%; and (ii) extend the maturity date of the $58.4 million principal amount of the Senior Subordinated Term Loan which, at December 31, 2011, remained owing from Products Corporation to MacAndrews & Forbes (the “Non-Contributed Loan”) from August 2010 to October 8, 2014 and to change the annual interest rate on the Non-Contributed Loan from 11% to 12%.

On April 30, 2012, MacAndrews & Forbes exercised its right to assign its interest in the Non-Contributed Loan to various third parties. In connection with such assignment, Products Corporation entered into an Amended and Restated Senior Subordinated Term Loan Agreement with MacAndrews & Forbes (the “Amended and Restated Senior Subordinated Term Loan Agreement”) to: (1) modify the interest rate on the Non-Contributed Loan from its prior 12% fixed rate to a floating rate of LIBOR plus 7%, with a 1.5% LIBOR floor, resulting in an interest rate of approximately 8.5% per annum (or a 3.5% reduction per annum) upon the effectiveness of the Amended and Restated Senior Subordinated Term Loan Agreement; (2) insert certain prepayment premiums; and (3) designate Citibank, N.A. as the administrative agent for the Non-Contributed Loan.

On May 1, 2014, Products Corporation used available cash on hand to optionally prepay in full the remaining $58.4 million principal amount outstanding under the Non-Contributed Loan portion of the Senior Subordinated Term Loan. Accordingly, as of December 31, 2014 the Amended and Restated Senior Subordinated Term Loan had been fully re-paid and was no longer outstanding.

Other

Certain of Products Corporation’s debt obligations, including its amended and restated bank term loan agreement, amended and restated multi-currency revolving credit agreement and 5¾% Senior Notes due 2021, have been, and may in the future be, supported by, among other things, guarantees from the Company and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guarantees are secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation’s domestic subsidiaries and 66% of the capital stock of Products Corporation’s and its domestic subsidiaries’ first-tier foreign subsidiaries.

The Company employed Mr. Simon’s spouse in a senior marketing position within its Revlon Professional Division, a position which she has held since October 2008, preceding the Colomer Acquisition, with compensation paid for 2014 of approximately $200,000.

Review and Approval of Transactions with Related Persons

The Revlon, Inc. Related Party Transaction Policy (the “Policy”) serves as a set of guidelines for the approval of interested transactions with related parties. As of the date of this Proxy Statement, related party transactions are subject to the review, approval and/or ratification of the Nominating and Corporate Governance Committee, a majority of which is comprised of independent directors. While the Nominating and Corporate Governance Committee currently oversees the Policy, following the 2015 Annual Meeting and subject to stockholder approval of Proposal No. 1 (Election of Directors), it is expected that oversight of the Policy will be handled by the Audit Committee, which will continue to be comprised entirely of independent directors. The Policy also pre-approves a series of related party transactions including, among others: (i) certain employment relationships and related compensatory arrangements with executive officers, which are either approved by the Compensation Committee or disclosed in the Company’s annual proxy statement, if so required; (ii) any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (iii) transactions related to the ownership of the Company’s common stock where all stockholders are receiving the same or substantially the same pro rata benefit; (iv) competitively-bid transactions; (v) any transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services; (vi) transactions permitted under Products Corporation’s indentures, credit agreements and other debt instruments (copies of each of which are on file with the SEC); and (vii) transactions described in the Company’s proxy statements or other SEC reports filed with or furnished to the SEC on or before the adoption of the Policy in March 2007. Following the 2015 Annual Meeting and subject to stockholder approval of Proposal No. 1 (Election of Directors), the Policy will also delegate to the Chair of the Audit Committee the authority to approve certain related party transactions.

CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS

The Company has a written Code of Business Conduct (the “Code of Business Conduct”) that includes a code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers, including the Company’s Chief Financial Officer, Controller and persons performing similar functions (collectively, the “Senior Financial Officers”). Printable copies of the Code of Business Conduct and the Senior Financial Officer Code of Ethics are available at www.revloninc.com under the heading Investor Relations (Corporate Governance). If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Code of Business Conduct for its executive officers or Directors, including waivers of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the NYSE and the SEC. The Company makes such SEC filings available on its corporate website, www.revloninc.com, under the heading Investor Relations (SEC Filings). Copies of these reports also must be furnished to the Company by such filers.

Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations as to transactions consummated by the Company’s executive officers, directors and 10% stockholders during the year, if any, the Company believes that all Section 16 filing requirements applicable to its executive officers, directors and 10% stockholders were complied with during 2014.

PROPOSAL NO. 2 — RATIFICATION OF AUDIT COMMITTEE’S SELECTION OF KPMG LLP

The Audit Committee of the Board of Directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2015, subject to ratification by the Company’s stockholders.

The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require that the Audit Committee of the Board of Directors be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. Stockholder ratification of the Audit Committee’s selection of KPMG is not required by law, the Company’s By-laws or otherwise. However, the Board of Directors is submitting the Audit Committee’s selection of KPMG for stockholder ratification to ascertain stockholders’ view on the matter.

KPMG has audited the Company’s consolidated financial statements for more than the past 6 consecutive years. Representatives of KPMG are expected to be present at the 2015 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Audit Committee reviews audit and non-audit services performed by KPMG, as well as the fees charged by KPMG for such services. In its review of non-audit service fees, the Audit Committee received and discussed with KPMG their annual written report on KPMG’s independence from the Company and its management, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG that firm’s independence. The Audit Committee has satisfied itself that KPMG’s provision of audit and non-audit services to the Company is compatible with KPMG’s independence. Additional information concerning the Audit Committee and its activities with KPMG can be found in the following sections of this Proxy Statement: “Board of Directors and its Committees” and “Audit Committee Report.” Information regarding the aggregate fees billed by KPMG for services rendered to the Company for the fiscal years ended December 31, 2014 and December 31, 2013 can be found below under “Audit Fees.”

Vote Required and Board of Directors’ Recommendation (Proposal No. 2)

The ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015 requires the affirmative vote of the holders of a majority of the total number of votes of the Company’s Class A Common Stock present in person or represented by proxy and entitled to vote at the 2015 Annual Meeting. With respect to Proposal No. 2, all proxies properly submitted to the Company will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015, unless such proxies are revoked prior to their being voted on. In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 2. Brokers will have discretionary authority to vote on Proposal No. 2 (ratification of the Audit Committee’s selection of its independent registered public accounting firm for 2015) absent instructions from the beneficial owner of the shares, as this is a “routine” proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2015. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

AUDIT FEES

The Company’s Board of Directors maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with the Audit Committee’s charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of Revlon, Inc.’s independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for Revlon, Inc. A printable and current copy of the Audit Committee’s charter is currently available at www.revloninc.com under the heading Investor Relations (Corporate Governance). The independent auditors, KPMG, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act.

Since 2005, the Audit Committee has approved an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG. During 2014, an electronic printable copy of the 2014 Audit Committee Pre-Approval Policy was available at www.revloninc.com under the heading Investor Relations (Corporate Governance). A copy of the 2015 Audit Committee Pre-Approval Policy is attached to this Proxy Statement as Annex B and an electronic printable copy of such policy is currently available at www.revloninc.com under the heading Investor Relations (Corporate Governance). The Audit Committee also has the authority to approve services to be provided by KPMG at its meetings and by unanimous written consents.

The aggregate fees billed for professional services by KPMG in 2014 and 2013 for these various services for Revlon, Inc. and Products Corporation in the aggregate are set forth in the table, below (in millions).

Types of Fees (Dollars in millions)	2014	2013
Audit Fees	$4.7	$5.4
Audit-Related Fees	$0.2	$0.2
Tax Fees	$0.4	$0.2
All Other Fees	$—	$0.3
Total Fees	$5.3	$6.1

In the above table, in accordance with the SEC definitions and rules, (a) “audit fees” are fees the Company paid KPMG for professional services rendered for (i) the audits of Revlon, Inc.’s and Products Corporation’s annual financial statements; (ii) the audit of Revlon, Inc.’s internal control over financial reporting; and (iii) the review of financial statements included in Revlon, Inc.’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (b) “audit-related fees” are fees billed by KPMG for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG related to employee benefit plan audits and certain transactions, as well as attestation services not required by statute or regulation; (c) “tax fees” are fees for permissible tax compliance, tax advice and tax planning; and (d) “all other fees” are fees billed by KPMG to the Company for any permissible services not included in the first three categories.

All of the services performed by KPMG for the Company during 2014 and 2013 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

PROPOSAL NO. 3 — RE-APPROVAL OF REVLON EXECUTIVE
INCENTIVE COMPENSATION PLAN

At the 2015 Annual Meeting, the Company’s stockholders will be asked to re-approve the Revlon Executive Incentive Compensation Plan (the “Plan”), which sets forth certain terms and conditions of the Company’s annual bonus and LTIP programs. To qualify certain compensation payable pursuant to the Plan to be eligible for deduction under Section 162(m) of the Code, the Plan must be re-approved by stockholders at least once every five years. The Plan was last approved by Company’s stockholders at its 2010 annual stockholders’ meeting.

The purposes of the Plan are to attract, retain and incentivize eligible executives and other employees necessary to operate the Company; to incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value; and to reflect the Company’s commitment to pay for performance. In addition, the Plan is intended to serve as a qualified performance-based compensation program under Section 162(m). Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to certain officers who constitute “covered employees” under the rule (“Covered Employees”). Compensation that qualifies as “performance-based” compensation is, however, exempt from the $1 million deductibility limitation.

At management’s recommendation and after consideration and consultation with CAP, in March 2015 the Compensation Committee re-approved the Plan, subject to stockholder approval. The Company believes that the Plan still serves the Company’s objectives of attracting, retaining and compensating key employees and providing an appropriate incentive for them to execute the Company’s business strategy.

For 2014, the Company’s Compensation Committee approved the design, corporate and individual performance targets and certain payments in March 2015 under the 2014 Annual Bonus Program and the 2013 Transitional LTIPs, 2014 Transitional LTIPs and the 2014 LTIPs (the latter of which are not payable until March 2017), all of which were established under the Plan. For additional information regarding the 2014 Annual Bonus Program and the various LTIPs payable in respect of the 2014 performance year, please see the “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Grants of Plan-Based Awards,” above.

In this Proposal No. 3, the Company is asking stockholders to re-approve the Plan and the performance factors thereunder.

Vote Required and Board of Directors’ Recommendation (Proposal No. 3)

The re-approval of the Plan requires the affirmative vote of the holders of a majority of the total number of votes of the Company’s Class A Common Stock present in person or represented by proxy and entitled to vote at the 2015 Annual Meeting. With respect to Proposal No. 3, all proxies properly submitted to the Company, unless such proxies have been previously revoked, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the re-approval of the Plan. In determining whether Proposal No. 3 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against such proposal and broker non-votes will be counted neither as a vote for or against Proposal No. 3. MacAndrews & Forbes has informed the Company that it will vote FOR the re-approval of the Plan. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR RE-APPROVAL OF THE REVLON EXECUTIVE INCENTIVE COMPENSATION PLAN.

Set out below is a summary of the key provisions of the Plan, which is qualified in its entirety by reference to the text of the Plan, attached as Annex C. Capitalized terms used in the below description of the Plan which are not defined below, or elsewhere in this Proxy Statement, shall have the meanings ascribed to such terms in the Plan.

DESCRIPTION OF THE PLAN’S TERMS

Summary of the Revlon Executive Incentive Compensation Plan

As noted above, the purposes of the Plan are to attract, retain and incentivize eligible executives and other employees necessary to operate the Company; to incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value; and to reflect the Company’s commitment to pay for performance. Generally, while the Company’s provision of incentive compensation under the Plan is intended to meet the requirements for deductibility of qualified performance-based compensation under Section 162(m) of the Code, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation paid under the Plan to be deductible. The Compensation Committee retains discretion to award compensation under the Plan that may not constitute qualified performance-based compensation under Section 162(m). Please see “Compensation Discussion and Analysis” and “Grants of Plan-Based Awards” above for further details on the Plan.

Plan Administration; Delegation

The Plan is administered by Compensation Committee, or such other sub-committee as may be appointed by either the Board or the Compensation Committee to administer the Plan. For any Award that is intended to satisfy Section 162(m), administration is performed by a sub-committee of at least two directors, each of whom qualifies as an “outside director” within the meaning of Section 162(m). Except with respect to awards to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m), or as otherwise required for compliance with other applicable law or applicable exchange listing requirements, the Compensation Committee has the authority to delegate any or all of its authority under the Plan to any employee or committee of employees of the Company, including but not limited to, the Chief Executive Officer. The Compensation Committee has discretion in designing the annual bonus programs and LTIPs under the Plan, including, without limitation, performance targets, performance periods, Participant eligibility and other terms on which Plan awards may be made, in each case subject to the limitations set forth in the Plan. Please see “Role of the Compensation Committee” in the “Compensation Discussion and Analysis.”

Eligibility

The Plan sets forth certain types of employees who are eligible for Awards under the Plan. Eligibility for Annual Awards includes: (i) an employee of the Company whose position is classified under the Company’s exempt salary program in salary grades 9 and above (or the equivalent of such grades) and who does not participate in the Company’s sales incentive plan; (ii) a regional or country general manager and any other key executive of the Company’s operations outside of the U.S. who does not participate in a local incentive plan; and/or (iii) such other key employees of the Company as the Compensation Committee may designate from time to time. Eligibility for Long-Term Awards includes such key employees of the Company as the Compensation Committee may designate from time to time. Each year, the Company recommends employees for participation in the annual bonus and LTIP programs under the Plan. In determining annual bonus and LTIP Participants, and the Performance Factors relating to each Award, the Compensation Committee takes into account such factors as it deems necessary to facilitate the objectives of the Plan. As of December 31, 2014, approximately 900 employees, including the Named Executive Officers, were eligible to participate in the Company’s 2014 Annual Bonus Program and approximately 90 employees, including the Named Executive Officers, were eligible to participate in the Company’s 2014 LTIP.

Unless the Compensation Committee otherwise determines and except as provided in the Plan, no person may participate in the Plan or receive any Award under the Plan unless he or she is actively employed as of the date of payment of an Award and shall have signed and shall be in full compliance with (A) the Company’s Employee Agreement as to Confidentiality and Non-Competition and the Company’s Code of Business Conduct (as each may be amended from time to time by the Company), and (B) to the extent applicable, any applicable employment agreement.

Awards and Performance Periods

The Plan provides for both Annual Awards and Long-Term Awards.

An Annual Award is an incentive compensation award payable to a Participant which is contingent upon the attainment of certain Performance Factors with respect to a designated Annual Award Performance Period. An Annual Award Performance Period means the calendar year or any other period the Compensation Committee may determine to apply to an Annual Award. An Annual Award Performance Period for a Participant who becomes employed by the Company during an on-going Annual Award Performance Period may be a shorter period beginning when such employee commences employment. A Long-Term Award means an incentive compensation award payable to a Participant which is contingent upon the attainment of certain Performance Factors with respect to a designated Long-Term Award Performance Period. A Long-Term Award Performance Period means one or more calendar years or any other period that the Compensation Committee may determine to apply to a Long-Term Award. A Long-Term Award Performance Period for a Participant who becomes employed by the Company during an on-going Long-Term Award Performance Period may be a shorter period beginning when such employee commences employment.

The maximum amount payable to any participant with respect to each Annual Award or Long-Term Award for a particular Performance Period may not exceed $3.5 million per Award.

Performance Objective Attainment Required for Award Payment

The Plan provides for the payment of Awards to participants if, and only to the extent that, goals established by the Compensation Committee are met with respect to the applicable Performance Period. Please see the “Compensation

Discussion and Analysis” above for further details on the Company’s process for measuring and certifying the attainment of the Company’s corporate performance targets and individual executive’s performance objectives.

Performance Factors

Performance Factors are the criteria and objectives determined by the Compensation Committee which must be met during a Performance Period as a condition to receiving payment of an Annual Award or a Long-Term Award. Generally, not later than 90 days after the beginning of an Annual Award Performance Period or Long-Term Award Performance Period, the Compensation Committee reviews and approves the design of the annual bonus program and LTIP under the Plan, including, without limitation, the Performance Factors, performance periods, Participant eligibility and other terms on which Plan Awards may be made with respect to such Award Performance Period. Awards, including the terms and conditions of such Awards, are communicated to Participants by the Company. Unless otherwise provided by the Compensation Committee in connection with specified terminations of employment, or as otherwise provided in the Plan, payments in respect of Awards are made only to the extent that the Compensation Committee has determined that the Performance Factors with respect to the Performance Period have been attained.

Performance Factors may include any or all of the following, or any combination thereof: (a) stock price; (b) fair market value; (c) book value; (d) third party appraised value; (e) market share; (f) total shareholder return; (g) earnings per share; (h) cash flow, including, without limitation, cash flow from operations and/or free cash flow; (i) return on equity, assets, capital or investment; (j) net income; (k) operating profit or income; (l) operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs; (m) gross or net sales; (n) expense targets; (o) working capital targets, including, without limitation, those relating to inventory, accounts receivable and/or capital and display spending; (p) operating margin; (q) productivity improvement; (r) cost, expense or debt reduction; (s) gross margin; (t) earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT,” “EBITA,” “EBITDA” or as may otherwise be adjusted by the Company); (u) revenue; (v) unit sales; (w) earnings from continuing operations; (x) asset management (e.g., inventory and receivable levels); (y) planning accuracy (as measured by comparing planned results to actual results); (z) customer satisfaction based on market share or other relevant factors; (aa) implementation or completion of critical projects or processes, including, without limitation, growing consumption of the Company’s products, enhancing new product development, enhancing demand, supply and financial business planning processes, completing asset dispositions, engaging in capital markets transactions to refinance all or a portion of the Company’s indebtedness, reducing interest expense or otherwise strengthening the Company’s balance sheet, reducing selling, general and administrative (SG&A) expenses, ensuring Company products are in stock at retail, consolidating plants, and improving employee satisfaction surveys with quantifiable results; and (bb) management of employees, including training, development and succession planning processes based on achievement of determinable results from such activities and processes.

Performance Factors for participants other than Covered Employees may be developed by each department head, subject to the approval of the Company’s President and Chief Executive Officer and its Company’s senior-most Human Resources officer.

Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, and may be expressed on an aggregate, per share (outstanding or fully diluted), per unit or other basis. The Compensation Committee, in its sole discretion, may determine to express Performance Factors, among other methods, in terms of attaining a specified level of a particular criteria, attainment of a percentage increase or decrease in a particular criteria, or as applied to the performance of the Company, a Subsidiary or a Business Unit, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines) or a combination thereof, or otherwise. While Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, the Company has historically set Performance Factors based on Company-wide performance, such as consolidated worldwide Adjusted EBITDA, Free Cash Flow, net sales and Net Working Capital Ratio. Please see the “Compensation Discussion and Analysis” above for further details.

Individual performance objectives are established for participants other than Covered Employees by each Participant’s department head and approved by the Company’s senior-most Human Resources officer (or its designee).

Performance Factors may include a threshold level of performance below which no Award payments will be made, target levels of performance at which target Award payments will be made and maximum levels of performance at which maximum Award payments will be made, as well as payout slopes providing for varying Award payments based upon the extent to which the Company achieves its corporate objectives. Award payments can also be impacted by each Participant’s rating under the Company’s annual management review process. Please see the “Compensation Discussion and Analysis” above for further details.

Compensation Committee Certification of Performance Factor Attainment

Before the Company pays any Awards for a particular Performance Period, the Compensation Committee certifies the extent to which the Company and the Named Executive Officers have achieved the Performance Factors for that Performance Period.

Effect of Termination of Employment

Generally, to receive payment of an Award, the Participant must remain employed by the Company on the payment date. However, Awards may be paid and, if appropriate, prorated, in the sole discretion of the Compensation Committee, in the event a participant’s employment terminates prior to the date that Awards are paid for a particular Performance Period. Such might be the case in the event of a Participant’s death, disability, retirement or for a reason other than that which would disqualify such Participant from eligibility to receive separation pay under the Revlon Executive Severance Pay Plan.

Limitation of Compensation Committee’s Discretion

To be qualified for deductibility under Section 162(m) of the Code, the amount of an award payable to a Covered Employee upon attainment of a specified Performance Factor cannot be increased by the Compensation Committee at its discretion, but may be decreased by the Compensation Committee. However, the Compensation Committee may at its discretion make appropriate adjustments to Performance Factors to reflect the impact of extraordinary items (as defined in the Plan) which are not reflected in such objectives to the extent permitted pursuant to Section 162(m).

Amendments to or Termination of Revlon Executive Incentive Compensation Plan

The Board or the Compensation Committee reserves the right to alter, amend, suspend or terminate the Plan at any time during or after a Performance Period. However, if stockholder approval for any such amendment would be required in order for the Plan to remain qualified under Section 162(m), and such stockholder approval is not obtained, then the failure to obtain such stockholder approval shall not render the Plan or the subject amendment ineffective. Under such circumstances, the Plan would continue in full force and effect, as amended, without regard to Section 162(m) as to such amended terms. No amendment may adversely affect the rights of any Participant under any Award following the end of the Performance Period to which the Award relates.

New Plan Benefits

2015 Annual Bonus Program

For 2015, the Compensation Committee, based upon input from management and the Compensation Committee’s independent outside compensation consultant, approved the structure and design of the Annual Awards for the 2015 Performance Period (the “2015 Annual Bonus Program”). The 2015 Annual Bonus Program is structured substantially the same as the 2014 Annual Bonus Program, as discussed above under “Compensation Discussion and Analysis.” As with the 2014 Annual Bonus Program, the Performance Factors for the 2015 Annual Bonus Program include the following targets: (i) Adjusted EBITDA (weighted at 50%); (ii) net sales (weighted at 25%); and (iii) Net Working Capital Ratio (weighted at 25%).

Participants in the 2015 Annual Bonus Program will be eligible to receive Annual Awards conditioned upon the Compensation Committee (1) certifying the extent to which the Performance Factors have been achieved, which is scheduled to occur in first quarter of 2016, after the Company finalizes its 2015 financial results, and (2) such Participants remaining employed with the Company on the payment date. Therefore, until the Company’s 2015 financial results are determined, the exact amounts of the 2015 Annual Bonus Program Awards to Participants, if any, are not determinable. Accordingly, the “New Plan Benefits Table” below reflects the potentially realizable value of the 2015 Annual Bonus Program Awards payable in early 2016 at target.

2015 LTIP

For 2015, the Compensation Committee, based upon input from management and the Compensation Committee’s independent outside compensation consultant, approved the structure and design of the 2015 LTIP. The 2015 LTIP is structured substantially the same as the 2014 LTIP, as discussed above under “Compensation Discussion and

Analysis.” The Performance Factors under the 2015 LTIP include the following targets: (i) Adjusted EBITDA; (ii) net sales; and (iii) Free Cash Flow targets for each of 2015, 2016 and 2017. The Company’s achievement of these Performance Factors will be measured independently after the close of each year and will have respective weightings of: (i) 50% for Adjusted EBITDA; (ii) 25% for net sales; and (iii) 25% for Free Cash Flow.

As with the 2014 LTIP, achievement against the targeted Performance Factors under the 2015 LTIP will be measured as the average degree of the Company’s achievement of its performance objectives over these 3, 1-year periods (2015, 2016 and 2017), with annual goals set and approved by the Compensation Committee, based on the budgeted Performance Factors in the Company’s business plan for each respective performance year. Accordingly, the “New Plan Benefit Table” below reflects the potentially realizable value of 2015 LTIP Awards payable in early 2018 at target.

Under each of the Company’s 2015 Annual Bonus Program and 2015 LTIP established under the Plan, these target Awards, if and when paid, may range from 0% to 150% of the respective target amounts, based upon and subject to the extent of the Company’s achievement of its relevant Performance Factors under the particular program and, in the case of the 2015 Annual Bonus Program, the extent to which the executive satisfies his/her individual performance objectives and, for the 2015 LTIP, the executive having achieved a satisfactory performance rating under the Company’s annual management review process for each year of 2015 LTIP’s 3-year performance period. Also, as with the 2014 Annual Bonus Program, the 2015 Annual Bonus Awards can range between 80% and 120% of adjusted target Award amounts, based on management’s assessment of the extent to which each executive has achieved his/her individual performance objectives under the Company’s annual management review process.

NEW PLAN BENEFITS TABLE

The table below sets forth the potentially realizable value of the 2015 Annual Bonus Program and 2015 LTIP Awards at target under the Plan for Covered Employees:

Name	Potentially Realizable Dollar Value of Plan Benefit Under 2015 Annual Bonus Program, at 100% of Target, Payable in Early 2016	Potentially Realizable Dollar Value of Plan Benefit Under 2015 LTIP, at 100% of Target, Payable in Early 2018
Lorenzo Delpani	$1,200,000	$2,000,000
President & Chief Executive Officer
Gianni Pieraccioni	$450,000	$500,000
Executive Vice President & Global President – Revlon Consumer Division
Roberto Simon	$450,000	$500,000
Executive Vice President & Chief Financial Officer

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary, at Revlon, Inc., One New York Plaza, 49th Floor, New York, NY 10004, attention: Michael T. Sheehan, no later than December 23, 2015 (provided, however, if the date of the annual stockholders’ meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials). The Company’s By-laws require that proposals of stockholders made outside of Rule 14a-8 under the Exchange Act (i.e., proposals that are not to be included in the proxy statement, but to be otherwise considered at the annual stockholders’ meeting) must comply with the requirements of Article II, Section 3 of the Company’s By-laws and must be received by the Company’s Secretary by no earlier than March 6, 2016 and by no later than April 5, 2016 (provided, however, that if the 2016 annual stockholders’ meeting is called for a date that is not within 30 days before or after the 1-year anniversary of the 2015 Annual Meeting date, the stockholder’s notice in order to be timely must be received by the Company’s Secretary not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the 2016 annual stockholders’ meeting is mailed or such public disclosure of the date of the 2016 annual stockholders’ meeting is made).

VOTING THROUGH THE INTERNET OR BY TELEPHONE

Our stockholders voting through the Internet or telephone should understand that there may be costs associated with such voting methods, such as usage charges from Internet access providers or telephone companies, which must be borne by the stockholder. To vote by telephone if you are a stockholder of record of our voting capital stock as of the Record Date, call toll free 1-800-690-6903 and follow the instructions provided by the recorded message. To vote by telephone if you are a beneficial owner of our voting capital stock as of the Record Date (i.e., your shares are held in a brokerage account or by another nominee), call the toll free number listed on your voting instruction form or follow the instructions provided by your broker. To vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website. In either case, have your Control Number(s) listed on your Internet Notice or proxy available for voting.

ADDITIONAL INFORMATION

The Company will provide shareholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 12, 2015, including financial statements and financial statement schedules, without charge, upon written request to the Company’s Secretary, at Revlon, Inc., One New York Plaza, 49th Floor, New York, NY 10004, attention: Michael T. Sheehan (or via email to michael.sheehan@revlon.com). In order to ensure timely delivery of such documents prior to the 2015 Annual Meeting, any request should be sent to the Company promptly.

For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of our Internet Notice and this Proxy Statement, are available on the Company’s website at www.revloninc.com under the heading SEC Filings, as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Business Conduct, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available at www.revloninc.com under the heading Corporate Governance. Any person wishing to receive an electronic copy of Revlon’s 2014 Form 10-K, without charge, may send an email making such a request and including a return email address to michael.sheehan@revlon.com (note that the Company’s ability to respond may be subject to file size limitations imposed by Internet service providers and e-mail services).

OTHER BUSINESS

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2015 Annual Meeting. However, if any other matters properly come before the 2015 Annual Meeting, the persons designated by the Company as proxies may vote the shares of voting capital stock that they represent in their discretion.

By Order of the Board of Directors

Michael T. Sheehan
Senior Vice President, Deputy General Counsel and
Secretary

New York, New York
April 21, 2015

Annex A

2014 COMPARISON GROUP

Towers Watson U.S. General Industry Executive Database *

3M (2)	Esterline Technologies (1)	Merck & Co (2)
A.O. Smith (1)	Exel (2)	Meredith (1)
Accellent (1)	Exelis (2)	MFA Oil Company (1)
ACH Food (2)	Expedia (2)	Milacron (1)(2)
Aimia (1)	Experian Americas (2)	Mondelez (2)
Allegion (1)	Exterran (1)	Mylan (2)
American Greetings (1)	Federal-Mogul (2)	NBTY (1)
Americas Styrenics (1)	Follett Corporation (1)(2)	Newell Rubbermaid (2)
AMETEK (2)	Frontier Communications (2)	NewPage (1)
AMSTED Industries (1)(2)	Fujitsu (2)	Nike (2)
Ansell (1)(2)	G&K Services (1)	Nissan North America (2)
ARAMARK (2)	GAF Materials (1)	Nokia Corporation (2)
Arby’s Restaurant Group (1)	GENCO (1)	Nortek (1)
Armstrong World Industries (1)(2)	General Atomics (1)	Northrop Grumman (2)
Arup USA (1)	General Dynamics (2)	OM Group (1)
AT&T (2)	Glatfelter (1)(2)	Osram Sylvania (2)
Avis Budget Group (2)	GlaxoSmithKline (2)	Outerwall (1)(2)
Axiall Corporation (2)	Graco (1)	P.F. Chang’s China Bistro (1)
BAE Systems (2)	GTECH (2)	Pall (1)
Barrick Gold of North America (2)	H.B. Fuller (1)(2)	Parker Hannifin (2)
BBA Aviation (1)	Harsco (1)(2)	Parsons (1)(2)
BD (Becton Dickinson) (2)	Henry Schein (2)	Perrigo (2)
Beam Suntory (1)	Hercules Offshore (1)	Pfizer (2)
Bechtel Systems & Infrastructure (2)	Herman Miller (1)	PHH (1)
Bob Evans Farms (1)	Hexcel (1)(2)	Plexus (1)
Boise Cascade (1)(2)	Hilton (2)	Polymer Group (1)
BorgWarner (2)	HNI (1)(2)	Pro-Build Holdings (2)
Brembo (1)	Hoffmann-La Roche (2)	PulteGroup (2)
Broadridge Financial Solutions (1)	HomeServe USA (1)	Purdue Pharma (1)
Carmeuse North America Group (1)(2)	Hormel Foods (2)	Rackspace (1)
Catamaran (2)	HTC Corporation (2)	Rayonier (1)
CDI (1)	Hubbell (1)(2)	Recreational Equipment (1)
Celestica (2)	Husky Injection Molding Systems (1)	Regal-Beloit (1)
CH2M Hill (2)	IBM (2)	Revlon (1)
Chemtura (1)(2)	IDEXX Laboratories (1)	Reynolds Packaging (2)
Chico’s FAS (1)	Infineum USA (2)	Rowan Companies (1)
Cintas (2)	Intercontinental Hotels Group (1)(2)	S.C. Johnson & Son (2)
Cisco Systems (2)	International Flavors & Fragrances (1)(2)	Sage Software (1)
Citrix Systems (1)	International Game Technology (1)	SAIC (2)
Clearwater Paper Corporation (1)	Irvine Company (1)	Saint-Gobain (2)
Coach (2)	ITT Corporation (1)(2)	Sanderson Farms (1)
Columbia Sportswear (1)(2)	Jack in the Box (1)(2)	SAS Institute (1)
Compass (2)	Johnson & Johnson (2)	Schreiber Foods (2)
Cooper Standard Automotive (1)(2)	K. Hovnanian Companies (1)(2)	Schwan Food Company (1)
Covance (1)(2)	KB Home (1)	Scripps Networks Interactive (1)(2)
Cracker Barrel Old Country Stores (1)	KBR (2)	Sensata Technologies (1)(2)
Crown Castle (1)	Kellogg (2)	ServiceMaster Company (1)(2)
Cubic (1)	Kennametal (1)	ShawCor (1)(2)
Curtiss-Wright (1)	Kimberly-Clark (2)	Sigma-Aldrich (1)(2)

A-1

Cytec Industries (1)(2)	Knowles (1)	Snap-on (1)(2)
Dannon (2)	KodakAlaris (1)	Sonoco Products (2)
Darden Restaurants (2)	Kohler (2)	Spirit AeroSystems (2)
Deluxe (1)(2)	Kyocera (2)	Spirit Airlines (1)
Dentsply (1)	Lafarge North America (2)	Starbucks Coffee (2)
Donaldson (1)(2)	Leggett and Platt (2)	Steelcase (1)(2)
DST Systems (1)(2)	Lehigh Hanson (2)	SunCoke Energy (1)(2)
DSW (1)	Leprino Foods (1)	TE Connectivity Ltd. (2)
Eastman Kodak (1)(2)	Lifetouch (1)	TeleTech Holdings (1)
Eaton (2)	LinkedIn (1)	Teradata (1)
eBay (2)	Lonza (2)	Terex (2)
Ecolab (2)	L’Oréal (2)	Thermo Fisher Scientific (2)
Edwards Lifesciences (1)	Magellan Midstream Partners (1)	Toro (1)
Eli Lilly (2)	Magellan Midstream Partners (2)	Tribune (1)(2)
EMC (2)	Makino (1)	Trinity Industries (2)
EMD Millipore (2)	Markit (1)	Tronox (1)(2)
Emerson Electric (2)	Mary Kay (2)	Tupperware Brands (1)(2)
Equifax (1)(2)	MeadWestvaco (2)	Tyson Foods (2)
Estée Lauder (2)	Medtronic (2)	UBM (1)
Under Armour (1)	VistaPrint (1)(2)	Westlake Chemical (2)
Underwriters Laboratories (1)(2)	Vulcan Materials (1)	Weyerhaeuser (2)
United Launch Alliance (1)	Walt Disney (2)	Worthington Industries (1)
United Technologies (2)	Waste Management (2)	XO Communications (1)
UTi Worldwide (2)	Wendy’s Group (1)	Xylem (2)
Ventura Foods (2)	West Pharmaceutical Services (1)(2)
Vertex Pharmaceuticals (1)	Westinghouse Electric (2)

*	The Towers Watson executive database sector of $1 billion — $3 billion revenue companies (which are identified in Annex A above with footnote (1)) was used to benchmark Messrs. Delpani’s and Simon’s total compensation. Since the October 2013 Colomer Acquisition, the Company now operates with two reporting segments: the Consumer Division and the Professional Division. Mr. Pieraccioni serves as the Executive Vice President and Global President – Revlon Consumer Division, which for 2014 had net sales of $1,438.3 million compared to the Company’s 2014 total company net sales of $1,941.0 million. As a division head, Mr. Pieraccioni’s total compensation was benchmarked against the Towers Watson executive database sector of $800 million — $2 billion revenue companies (e.g., multiple profit centers or business units), which are identified in Annex A above with footnote (2).

A-2

Annex B

REVLON, INC.

2015 AUDIT COMMITTEE PRE-APPROVAL POLICY

I.   Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (“KPMG LLP” or the “independent auditor”), in order to assure that KPMG LLP’s provision of such services does not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2015, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

II.   Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services (each as defined below) to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.

III.   Audit Services

The terms and fees of the annual Audit Services engagement, including, without limitation, the independent auditor’s services in connection with the audit of the Company’s annual financial statements and internal control over financial reporting and the independent auditor’s review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the foregoing annual Audit Services engagement, the Audit Committee may grant pre-approval for other Audit Services, which are those services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years and other services that generally only the independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The Audit Committee has pre-approved the other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.   Audit-related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, and in each case which are not covered by the Audit Services described in Section III. Such services could include, among other things, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services and internal control reviews that are not required by statute and regulation and consultations concerning financial accounting and reporting standards. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above. As to all non-audit internal control services for the Company, the independent auditor must: (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor’s independence that could be caused by the independent auditor’s performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.

V.   Tax Services

The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as: (i) tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions); (ii) tax advice; and (iii) tax planning, without impairing the auditor’s independence. Tax advice and tax planning could include, without limitation, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans and request for rulings or technical advice from taxing authorities. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor’s independence.

The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre-approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.

As to all Tax Services for the Company, the independent auditor must: (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any agreement between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of any transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independence of the independent auditor; and (4) document the substance of such discussions with the Audit Committee.

VI.   All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor, provided such All Other Services may not include Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above.

VII.   Prohibited Services

The Company will not retain its independent auditors for any services that are “prohibited services” as defined by applicable statutes or regulations, as may be in effect from time to time, including, without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s or the PCAOB’s rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a current list of the SEC’s and PCAOB’s prohibited non-audit services, including prohibited tax services.

VIII.   Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any services proposed to be provided by the independent auditors during a fiscal year exceeding these levels will require specific pre-approval by the Audit Committee.

IX.   Procedures

Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and any of the Company’s Chief Financial Officer, Corporate Controller or Chief Legal Officer.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2015

Dated: October 28, 2014

Service		Total Pre-Approved Annual Fees for Pre-Approved Audit Services:
1.	Statutory audits or financial audits for subsidiaries of the Company	$50,000
2.	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters
3.	Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2015*

Dated: October 28, 2014

Service		Total Pre-Approved Annual Fees for Pre-Approved Audit-Related Services:
1.	Due diligence services pertaining to potential business acquisitions/dispositions	$200,000
2.	Financial statement audits of employee benefit plans
3.	Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
4.	Attest services and internal control reviews not required by statute or regulation
5.	Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits

*	The foregoing pre-approval of non-audit internal control services identified on this Appendix B is subject in all cases to compliance with Section IV of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix C

Pre-Approved Tax Services for Fiscal Year 2015*

Dated: October 28, 2014

Service		Total Pre-Approved Annual Fees for Pre-Approved Tax Services:
1.	U.S. federal, state and local tax compliance, including, without limitation, review of income, franchise and other tax returns	$500,000
2.	International tax compliance, including, without limitation, review of income, franchise and other tax returns
3.	U.S. federal, state and local tax advice, including, without limitation, general tax advisory services
4.	International tax advice, including, without limitation, intercompany pricing and advanced pricing agreement services, general tax advisory services and tax audits and appeals services

*	The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix D

Pre-Approved All Other Services for Fiscal Year 2015

Dated: October 28, 2014

Service	Total Pre-Approved Annual Fees for Pre-Approved All Other Services:
All Other Services approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee (and in each case excluding Audit Services described in Section III and prohibited services described in Section VII).	$35,000 per project

Exhibit 1

I.	PROHIBITED NON-AUDIT SERVICES
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation*
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*
•	Actuarial services*
•	Internal audit outsourcing services*
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.

*	Unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.
II.	PROHIBITED TAX SERVICES

The PCAOB has determined the following services to be “Prohibited Tax Services“ for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):

•	any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;
•	non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a “confidential transaction“ as defined under PCAOB Rule 3501(c)(i) or an “aggressive tax position transaction“ (including, without limitation, any transaction that is a “listed transaction“ under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and
•	tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company’s financial statements or any employee who prepares the financial statements, including, without limitation, the Company’s chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position, including for any immediate family member of such employees (being such employee’s spouse, spousal equivalent and dependents), but excluding tax services for (i) any person who serves in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the

Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role), (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company’s consolidated financial statements or (2) are audited by an auditor other than the Company’s independent auditor or its associated persons and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.

Last reviewed and updated as of October 28, 2014

Annex C

REVLON EXECUTIVE INCENTIVE COMPENSATION PLAN

(Effective as of January 1, 2010 and restated as of March 11, 2015)

Section 1.	Purpose. The purpose of this Revlon Executive Incentive Compensation Plan is to provide an annual cash incentive program and a long-term cash incentive program intended to:
•	attract, retain and incentivize eligible executives and other employees necessary to operate the Company;
•	incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value;
•	reflect the Company’s commitment to pay for performance; and
•	in the case of Covered Employees, be directly related to the Company’s performance results and be contingent upon the achievement of certain corporate goals during any Annual Award Performance Period or Long-Term Award Performance Period, as the case may be, for which the Plan is intended to satisfy the requirements of Section 162(m).
Section 2.	Definitions. The following terms, as used in this Plan, have the following meanings:

“Annual Award” means an incentive compensation award payable to a Participant pursuant to Section 5 of this Plan, which is contingent upon the attainment of certain Performance Factors with respect to a designated Annual Award Performance Period.

“Annual Award Performance Period” means the calendar year or any other period the Committee may determine covering an Annual Award, provided, however, that an Annual Award Performance Period for a Participant who becomes employed by the Company during an on-going Annual Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment.

“Award” means an Annual Award and/or a Long-Term Award payable to a Participant under this Plan, as the case may be.

“Board” means Revlon, Inc.’s Board of Directors.

“Business Unit” means a Group or Division, product line or any combination thereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

“Committee” means the Compensation Committee of the Board, or such other committee or sub-committee as may be appointed by either the Board or the Compensation Committee of the Board to administer this Plan in accordance with Section 3 of this Plan, provided however, that, in respect of the administration of any Award that is intended to satisfy Section 162(m), such administration may be done by a sub-committee or sub-group of at least two directors, each of whom shall be an “outside director” within the meaning of Section 162(m).

“Company” means Revlon Consumer Products Corporation, a Delaware corporation, and its participating affiliates.

“Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

“Disability” means permanent disability, as determined pursuant to the Company’s long-term disability plans or policies in effect at the time of such disability and applicable to a Participant.

“Division” means any of the Company’s business units that may be designated as a division for purposes of this Plan from time to time.

“Eligible Employee” means (A) for Annual Award eligibility, (i) an employee of the Company whose position is classified under the Company’s exempt salary program in salary grades 9 and above (or the equivalent of such grades) and who does not participate in the Company’s sales incentive plan, (ii) a regional or country general manager and any other key executive of the Company’s operations outside the United States who does not participate in a local incentive plan, and/or (iii) such other key employees of the Company as the Committee may designate from time to time, and (B) for Long-Term Award eligibility, such key employees of the Company as the Committee may designate from time to time.

“Group” means a major business unit of the Company reporting directly to the Company level.

“Long-Term Award” means an incentive compensation award payable to a Participant pursuant to Section 6 of this Plan, which is contingent upon the attainment of certain Performance Factors with respect to a designated Long-Term Award Performance Period.

“Long-Term Award Performance Period” means the calendar year or any other period the Committee may determine covering a Long-Term Award, provided, however, that a Long-Term Award Performance Period for a Participant who becomes employed by the Company during an on-going Long-Term Award Performance Period may be a shorter period that commences with such employee’s date of commencement of employment.

“Participant” means, with respect to any respective Performance Period, each Eligible Employee who receives (or is eligible to receive) an Annual Award or a Long-Term Award in accordance with Section 4 of this Plan.

“Performance Factors” means the criteria and objectives determined by the Committee, which must be met during a Performance Period as a condition of payment to a Participant of an Annual Award or a Long-Term Award, as the case may be. Performance Factors may include any or all of the following, or any combination thereof:

(a)	stock price;
(b)	fair market value;
(c)	book value;
(d)	third party appraised value;
(e)	market share;
(f)	total shareholder return;
(g)	earnings per share;
(h)	cash flow, including, without limitation, cash flow from operations and/or free cash flow;
(i)	return on equity, assets, capital or investment;
(j)	net income;
(k)	operating profit or income;
(l)	operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs;
(m)	gross or net sales;
(n)	expense targets;
(o)	working capital targets, including, without limitation, those relating to inventory, accounts receivable and/or capital and display spending;
(p)	operating margin;
(q)	productivity improvement;
(r)	cost, expense or debt reduction;
(s)	gross margin;
(t)	earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA,” “EBITDA” or as may otherwise be adjusted by the Company);
(u)	revenue;
(v)	unit sales;
(w)	earnings from continuing operations;
(x)	asset management (e.g., inventory and receivable levels);
(y)	planning accuracy (as measured by comparing planned results to actual results);

(z)	customer satisfaction based on market share or other relevant factors;
(aa)	implementation or completion of critical projects or processes, including, without limitation, growing consumption of the Company’s products, enhancing new product development, enhancing demand, supply and financial business planning processes, completing asset dispositions, engaging in capital markets transactions to refinance all or a portion of the Company’s indebtedness, reducing interest expense or otherwise strengthening the Company’s balance sheet, reducing Selling, General and Administrative expenses, ensuring Company products are in stock at retail, consolidating plants, and improving employee satisfaction surveys with quantifiable results; and
(bb)	management of employees, including training, development and succession planning processes based on achievement of determinable results from such activities and processes.

Performance Factors may relate to the performance of the Company, a Subsidiary or any portion of a Business Unit, and may be expressed on an aggregate, per share (outstanding or fully diluted), per unit or other basis. The Committee, in its sole discretion, may determine to express Performance Factors, among other methods, in terms of attaining a specified level of a particular criteria, attainment of a percentage increase or decrease in a particular criteria, or as applied to the performance of the Company, a Subsidiary or a Business Unit, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines) or a combination thereof, or otherwise.

Subject to final review and approval by the Committee, Performance Factors (other than with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m)) may also be developed by each Company Department Head and approved by the Company’s President and Chief Executive Officer and the Company’s senior-most Human Resources officer. In addition, Performance Factors (other than with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m)) may be based on personal performance objectives that are specific to each individual and that are based upon, among other things, contribution to specific projects and/or overall performance, as measured under the Company’s performance evaluation process as in effect from time to time. Personal performance objectives may be developed by each Participant’s Department Head, approved by the Company’s senior-most Human Resources officer (or his designee) and reviewed with the Participant.

Performance Factors may include:

(i)	a threshold level of performance below which no payment shall be made;
(ii)	levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid;
(iii)	a target level of performance at which the full Award shall be paid;
(iv)	levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid; or
(v)	a maximum level of performance above which no additional payment shall be made.

Performance Factors may also specify that payments for levels of performance between specified levels will be interpolated.

The Committee (subject to its power to delegate pursuant to Section 3(c) of the Plan) shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved, provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of “extraordinary items” not reflected when such goals were established. For purposes of this Plan, “extraordinary items” means:

(1)	any profit or loss attributable to acquisitions or dispositions of stock or assets;
(2)	any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board, the Securities and Exchange Commission or the Public Company Accounting Oversight Board, or adopted by the Company or its Subsidiaries after the goal is established;
(3)	all items of gain, loss or expense related to the Company’s restructuring charges;

(4)	all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of assets;
(5)	all items of gain, loss or expense related to discontinued operations;
(6)	the impact of capital expenditures;
(7)	the impact of share repurchases and other changes in the number of outstanding shares;
(8)	the impact of foreign exchange rates;
(9)	all items of gain, loss or expense related to changes in customer business models, to the extent permissible under Section 162(m);
(10)	such other items as may be prescribed by Section 162(m); and
(11)	such other items required by applicable law, regulation or rule.

“Performance Period” means an Annual Award Performance Period and/or a Long-Term Award Performance Period under this Plan, as the case may be.

“Plan” means this Revlon Executive Incentive Compensation Plan (as in effect from time to time).

“Retirement” means the voluntary termination of a Participant’s employment on or after the later of the date the Participant attains age 62 or the fifth anniversary of the date such Participant commenced employment with the Company.

“Section 162(m)” shall mean Code section 162(m) and the Treasury regulations, notices and rulings thereunder.

“Section 409A” shall mean Code section 409A and the Treasury regulations, notices and rulings thereunder.

“Subsidiary” means any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

Section 3.	Administration.
(a)	In General. The Plan shall be administered by the Committee. The Committee shall have the authority, in its sole discretion (but subject to and not inconsistent with the terms of this Plan), to administer this Plan and to exercise all powers and authorities either specifically granted to it under this Plan or necessary or advisable in the administration of this Plan. The Committee’s authority includes, without limitation, the authority to:
(i)	grant Awards;
(ii)	determine the Participants to whom and the time or times at which Awards shall be granted from the group of Eligible Employees;
(iii)	determine the amount of Awards, which may be stated in dollars or, provided a maximum Award amount is specified, as a percentage of base salary or otherwise;
(iv)	determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award;
(v)	determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered;
(vi)	make adjustments in the Performance Factors in recognition of “extraordinary items” (as defined above);
(vii)	construe and interpret this Plan and any Award;
(viii)	prescribe, amend and rescind rules and regulations relating to this Plan; and
(ix)	make all other determinations deemed necessary or advisable for the administration of this Plan.
(b)	Committee Members. The Committee shall consist of two or more persons. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

(c)	Delegation. Except with respect to Covered Employees during any Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m), or as otherwise required for compliance with other applicable law or applicable exchange listing requirements, the Committee may delegate any or all of its authority under this Plan to any employee or committee of employees of the Company, including but not limited to, the Chief Executive Officer. Any such delegate shall have all of the rights, obligations, discretion and protection otherwise applicable to the Committee under this Plan.
Section 4.	Eligibility. The Committee shall designate the Participants. In determining Participants and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant while accomplishing the purposes of this Plan. Unless the Committee otherwise determines and except as provided in Sections 5(e), (f) or (g) and Sections 6(e), (f) or (g) of this Plan, no person may participate in the Plan or receive any Award under this Plan unless he or she is actively employed as of the date of payment of an Award and shall have signed and shall be in full compliance with (A) the Company’s Employee Agreement as to Confidentiality and Non-Competition and the Company’s Code of Business Conduct (as each may be amended from time to time by the Company) and (B) to the extent applicable, any applicable employment agreement.
Section 5.	Annual Award Program.
(a)	In General. Not later than 90 days after the beginning of an Annual Award Performance Period (or, if earlier, on or prior to the date on which 25% of such Annual Award Performance Period has elapsed) or such shorter period, if any, as may be required by applicable law, including Section 162(m), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Annual Award Performance Period and the Performance Factors applicable to each Annual Award for each Participant with respect to such Annual Award Performance Period; provided, however, that with respect to any Participants who are not Covered Employees or for any Annual Award Performance Period for which the Plan is not intended to satisfy the requirements of Section 162(m), the Committee shall make such written specification either within 90 days after the beginning of such Annual Award Performance Period or as soon as practicable thereafter. Annual Awards, including the terms and conditions of such Annual Awards, shall be communicated to Participants in such form as the Committee from time to time approves. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth below in this Section 5, payment in respect of Annual Awards shall be made only to the extent that the Committee determines that the Performance Factors with respect to the Annual Award Performance Period have been attained.
(b)	Special Provisions Regarding Annual Awards. Notwithstanding anything to the contrary contained in this Plan, in no event shall payment in respect of Annual Awards granted to any Participant attributable to an Annual Award Performance Period exceed $3.5 million. The Committee may, in its sole discretion, decrease the amount of an Annual Award payable upon attainment of specified Performance Factors, but in no event may the Committee increase the amount of an Annual Award payable upon attainment of specified Performance Factors to a Covered Employee in respect of any Annual Award Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m).
(c)	Time and Form of Payment of Annual Awards - In General. Except as may otherwise be provided or permissible to satisfy the requirements of the Code or other applicable laws, all payments in respect of Annual Awards for an Annual Award Performance Period shall be made, in cash, by the 15th day of the third month following the end of the Annual Award Performance Period.
(d)	Payment of Annual Awards to Covered Employees. In addition to the provisions set forth in subsection 5(c) above, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Factors have been certified by the Committee.
(e)	Payment of Annual Awards to Actively Employed Employees. Unless otherwise provided by the Committee, and except as provided in the following sentence, a Participant must be actively employed by the Company as of the date of payment of an Annual Award in order to be eligible to receive payment in respect of such Annual Award. With respect to any Participant whose employment is terminated at any time prior to the expiration of an Annual Award Performance Period or thereafter but prior to the date of payment (if any) for such Annual Award Performance Period as a result of death, Disability, Retirement, or by the Company for a reason other than that which would disqualify such Participant from eligibility to receive separation pay under the Revlon Executive

Severance Pay Plan as in effect on the date of this Plan, the Committee may (but has no obligation to), in its sole discretion, determine to provide such Participant payment under his or her Annual Award for such Annual Award Performance Period at the time payment is made to other Participants in respect of such Annual Award Performance Period (which payment may be prorated, if the Committee so provides, based on the number of days such Participant was employed during such Annual Award Performance Period, or as the Committee otherwise determines is appropriate).

(f)	Payment of Annual Awards to Transferred Employees; Change of Assignment. If a Participant has a change of assignment or transfer during an Annual Award Performance Period, the Committee may, in its sole discretion, determine that such Participant’s Annual Award be calculated for each position on a pro-rated basis. Similarly, the Committee may, in its sole discretion, determine that an Eligible Employee who is newly hired or who becomes eligible to join this Plan after the start of the Annual Award Performance Period, shall be eligible for a pro-rated Annual Award based on the percentage of the Annual Award Performance Period actually worked while a Participant.
(g)	Payment of Annual Awards - Leaves of Absence. If a Participant takes an approved leave of absence of more than three months during all or part of an Annual Award Performance Period, the Committee may, in its sole discretion, determine that such Participant shall be eligible for a pro-rated Annual Award based on the percentage of the Annual Award Performance Period that such Participant was actively employed.
Section 6.	Long-Term Award Program.
(a)	In General. Not later than 90 days after the beginning of a Long-Term Award Performance Period or such period, if any, as may be required by Section 162(m), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Long-Term Award Performance Period and the Performance Factors applicable to each Long-Term Award for each Participant with respect to such Long-Term Award Performance Period; provided, however, that with respect to any Participants who are not Covered Employees or for any Long-Term Award Performance Period for which the Plan is not intended to satisfy the requirements of Section 162(m), the Committee shall make such written specification either within 90 days after the beginning of such Long-Term Award Performance Period or as soon as practicable thereafter. Long-Term Awards, including the terms and conditions of such Long-Term Awards, shall be communicated to Participants in such form as the Committee from time to time approves. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth below in this Section 6, payment in respect of Long-Term Awards shall be made only to the extent that the Committee determines that the Performance Factors with respect to the Long-Term Award Performance Period (and any portion thereof, as applicable) have been attained.
(b)	Special Provisions Regarding Long-Term Awards. Notwithstanding anything to the contrary contained in this Plan, in no event shall payment in respect of Long-Term Awards granted to any Participant attributable to a Long-Term Award Performance Period exceed $3.5 million. The Committee may, in its sole discretion, decrease the amount of a Long-Term Award payable upon attainment of specified Performance Factors, but in no event may the Committee increase the amount of a Long-Term Award payable upon attainment of specified Performance Factors to a Covered Employee in respect of any Long-Term Award Performance Period for which the Plan is intended to satisfy the requirements of Section 162(m).
(c)	Time and Form of Payment of Long-Term Awards - In General. Except as may otherwise be provided or permissible to satisfy the requirements of the Code or other applicable laws, all payments in respect of Long-Term Awards for a Long-Term Award Performance Period shall be made, in cash, by the 15th day of the third month following the end of the Long-Term Award Performance Period or in partial payments at such other times or intervals as the Committee may determine.
(d)	Payment of Long-Term Awards to Covered Employees. In addition to the provisions set forth in subsection 6(c) above, in the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Factors has been certified by the Committee.
(e)	Payment of Long-Term Awards to Actively Employed Employees. Unless otherwise provided by the Committee, and except as provided in the following sentence or under Section 6(i), a Participant must be actively employed by the Company as of the date(s) of payment of a Long-Term Award in order to be eligible to receive payment(s)

in respect of such Long-Term Award. In the event of a Long Term Award made in partial payments as provided in paragraph 6(c) above, a Participant who ceases to be actively employed after receipt of a partial payment shall forfeit any partial payments which would otherwise be made after he or she ceases to be actively employed. With respect to any Participant whose employment is terminated at any time prior to the expiration of a Long-Term Award Performance Period or thereafter but prior to the date of payment (if any) for such Long-Term Award Performance Period as a result of death, Disability, Retirement, or by the Company for a reason other than that which would disqualify such Participant from eligibility to receive separation pay under the Revlon Executive Severance Pay Plan as in effect on the date of this Plan, the Committee may (but has no obligation to), in its sole discretion, determine to provide such Participant payment under his or her Long-Term Award for such Long-Term Award Performance Period at the time payments are made to other Participants in respect of such Long-Term Award Performance Period (which payment(s) may be prorated, if the Committee so provides, based on the number of days such Participant was employed during such Long-Term Award Performance Period, or as the Committee otherwise determines is appropriate).

(f)	Payment of Long-Term Awards to Transferred Employees; Change of Assignment. If a Participant has a change of assignment or transfer during a Long-Term Award Performance Period, the Committee may, in its sole discretion, determine that such Participant’s Long-Term Award be calculated for each position on a pro-rated basis. Similarly, the Committee may, in its sole discretion, determine that an Eligible Employee who is newly hired or who becomes eligible to join this Plan after the start of the Long-Term Award Performance Period, shall be eligible for a pro-rated Long-Term Award based on the percentage of the Long-Term Award Performance Period actually worked while a Participant.
(g)	Payment of Long-Term Awards - Leaves of Absence. If a Participant takes an approved leave of absence of more than three months during all or part of a Long-Term Award Performance Period, the Committee may, in its sole discretion, determine that such Participant shall be eligible for a pro-rated Long-Term Award based on the percentage of the Long-Term Award Performance Period that such Participant was actively employed.
(h)	Code Section 409A. Notwithstanding any provision of this Section 6 to the contrary, it is intended that any agreement under which any Participant has been afforded a discretionary benefit under Section 6(e), above, shall satisfy or be exempt from the requirements of Section 409A, including, but not limited to, the granting of each such award in writing and the inclusion of the specifics of the requirements for vesting and the timing and the form of payment, as well as restrictions on payment, if any, to “specified employees,” as such term is defined under Code Section 409A, and requirements, if any, for “separation from service,” as such term is defined under Code Section 409A. For purposes of Code Section 409A, each such agreement shall be treated as a separate plan and each of a series of payments under each such agreement shall be treated as a separate payment.
(i)	Change in Control.
(1)	Change in Control, Generally.
(A)	Pro Rated Payments if Change in Control Occurring During a Performance Period. Upon a Change in Control during a Performance Period, Long-Term Awards related to such Performance Period shall be paid at target on a prorated basis (based on the number of days elapsed during the Long-Term Award Performance Period) within 60 days following such Change in Control.
(B)	Payments if Change in Control After a Performance Period. Upon a Change in Control after a Performance Period as to which the respective Performance Factors had been achieved, but before the payment of the Long-Term Awards for such period, such Long-Term Awards shall be paid within 60 days following such Change in Control.
(2)	Successor Benefits upon Change in Control. If, in connection with a Change in Control, a Successor Entity assumes the Plan, does not terminate the Plan or provides Participants with comparable benefits as those provided by this Plan, then the provisions of Sections 6(i)(1) above shall not apply.
(3)	Discretionary Benefits Not Affected. Notwithstanding the foregoing, any Participant whose employment with the Company has terminated and who has been afforded a discretionary benefit under Section 6(e) above shall not receive any further benefit upon a Change in Control under this Section 6(i).

(4)	Certain Defined Terms. For purposes of this Section 6(i), the following defined terms shall have the meanings ascribed thereto, below:

“Change in Control” means the occurrence of any of the following events:

(i)	any Person, other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this definition a Person will be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Revlon, Inc.; provided, that under such circumstances the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Revlon, Inc. (for the purposes of this clause (i) and clause (iii), such other Person will be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other Person beneficially owns, directly or indirectly, more than 50% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent corporation);
(ii)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Revlon, Inc. (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Revlon, Inc. was approved by a vote of 66-2/3% of the directors of Revlon, Inc. then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Revlon, Inc. then in office; or
(iii)	the shareholders of Revlon, Inc. approve a plan of complete liquidation or dissolution of Revlon, Inc. or there is consummated an agreement for the sale or disposition by Revlon, Inc. of all or substantially all of Revlon, Inc.’s assets to an entity in which any Person, other than one or more Permitted Holders, is or becomes the Beneficial Owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this definition a Person will be deemed to have “beneficial ownership” of all shares that any Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of securities of such entity representing 50% or more of the combined voting power of such entity’s Voting Stock, and the Permitted Holders “beneficially own” (as so defined) directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Voting Stock of such entity than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such entity.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Revlon, Inc. immediately prior to such transaction or series of transactions continue to have substantially the same combined voting power of the Voting Stock in an entity which owns all or substantially all of the assets of Revlon, Inc. immediately following such transaction or series of transactions.

For purposes of this definition of “Change in Control,” the following terms shall have the meanings ascribed thereto below:

“Capital Stock” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Permitted Holders” means Ronald O. Perelman (or in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative (collectively, “heirs”)) or any Person controlled, directly or indirectly, by Ronald O. Perelman or his heirs.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Revlon, Inc. or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Revlon, Inc. or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Revlon, Inc. in substantially the same proportions as their ownership of stock of Revlon, Inc.

“Preferred Stock,” as applied to the Capital Stock of Revlon, Inc., means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of Revlon, Inc., over shares of Capital Stock of any other class of Revlon, Inc.

“Revlon, Inc.” means Revlon, Inc. together with its subsidiaries, including, without limitation, the Company.

“Voting Stock” means all classes of Capital Stock of Revlon, Inc. then outstanding and normally entitled to vote in the election of Directors.

“Successor Entity” means the entity which succeeds to the Company’s business, operations or material assets in connection with a Change in Control, whether by operation of law, merger or consolidation, asset sale, re-organization or otherwise.

Section 7.	General Provisions.
(a)	Compliance with Legal Requirements. This Plan and the granting and payment of Awards and the other obligations of the Company under this Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. No payment under any Award granted hereunder shall be made in the event it would trigger a breach or default under, or otherwise be restricted by, any of the Company’s governing debt instruments, and Participants shall have no claim in respect to any such Award or portion thereof in such circumstances.
(b)	Nontransferability. Awards shall not be transferable by a Participant, except upon a Participant’s death following the end of a Performance Period but prior to the date payment(s) is (are) made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(i) or, in the absence thereof, by will or the laws of descent and distribution. No Participant’s rights under the Plan may be assigned, attached, pledged or alienated by operation of law or otherwise.
(c)	No Right To Continued Employment. Nothing in this Plan or in any Award granted pursuant to this Plan shall confer upon any Participant the right to continue in the Company’s employ or to be entitled to any remuneration or benefits not set forth in this Plan, or to interfere with or limit in any way whatever rights the Company may otherwise have to terminate such Participant’s employment or change such Participant’s remuneration or otherwise establish the terms and conditions of such Participant’s employment.
(d)	Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.
(e)	Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate this Plan, in whole or in part, for any or no reason, without advance notice to any Participant, provided, however, that if stockholder approval for any such amendment would be required in order for the Plan to remain compliant with Section 162(m), and such stockholder approval is not obtained, then the failure to obtain such stockholder approval shall not render the Plan or the subject amendment ineffective; rather, the Plan shall continue in full force and effect, as amended, without regard to Section 162(m) as to such amended terms. Notwithstanding the foregoing, no amendment shall adversely affect any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided, however, that the exercise of the Committee’s discretion pursuant to Section 5(b) and Section 6(b) of this Plan to increase or decrease the amount of an Award shall not be deemed an amendment of this Plan.
(f)	Participant Rights. No Participant shall have any claim to be granted any Award under this Plan, and there is no obligation for uniformity of treatment for Participants.

(g)	Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.
(h)	Governing Law. This Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof. This Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
(i)	Beneficiary. A Participant may file a written designation of a beneficiary with the Committee (on a form as may be prescribed by the Committee), solely to specify that an Award to such Participant may be transferable upon such Participant’s death following the end of a Performance Period but prior to the date payment is made pursuant to this Plan. A Participant may, from time to time, amend or revoke any such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 7(b) of this Plan, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.
(j)	Interpretation. This Plan is designed and intended to be exempt from, or to the extent applicable, comply with Section162(m) and Section 409A, and all provisions of this Plan shall be construed in a manner to so comply.
(k)	Effective Date. This Plan was originally effective as of January 1, 2010 and, for purposes of the Company’s compliance with Section 162(m), approved by the Company’s stockholders at the Company’s annual stockholders meeting held in 2010. This Plan was restated as of March 11, 2015, provided, however, that, for purposes of the Company’s continuing compliance with Section 162(m), this Plan is subject to approval by the Company’s stockholders at the Company’s annual stockholders meeting to be held in 2015 (or any adjournment thereof), or as otherwise permitted under the Delaware General Corporation Law.

REVLON

Revlon, Inc.
Attention: Investor Relations
One New York Plaza
New York, NY 10004

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if this relates to voting stock held for your account in the 401(K) Plan, by May 21, 2015). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 21, 2015). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Ronald O. Perelman
02 Alan S. Bernikow
03 Lorenzo Delpani
04 Viet D. Dinh
05 Meyer Feldberg
06 David L. Kennedy
07 Robert K. Kretzman
08 Ceci Kurzman
09 Tamara Mellon
10 Debra Perelman
11 Barry F. Schwartz
12 Cristiana F. Sorrell

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2015.	▢	▢	▢
3. Proposal to re-approve the Revlon Executive Incentive Compensation Plan.	▢	▢	▢

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Stockholders' Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ▢
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000241069_1 R1.0.0.51160

ANNUAL STOCKHOLDERS' MEETING OF

REVLON, INC.

To be held on June 4, 2015 at 10:00 a.m. Eastern Daylight Time (EDT) at the
Revlon Research Center, 2121 Route 27, Edison, NJ 08818

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

REVLON, INC.

Proxy for June 4, 2015 Annual Stockholders' Meeting

Revlon Employees' Savings, Investment and
Profit Sharing Plan (the "Plan") Participants
Proxy for June 4, 2015 Annual Stockholders' Meeting

The undersigned hereby appoints Michael T. Sheehan, Esq. and Yossi Almani, Esq. as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the Plan for the account of the undersigned at the close of business on April 8, 2015, at the Annual Stockholders' Meeting to be held at 10:00 A.M. Eastern Daylight Time (EDT) on June 4, 2015 or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY (IF OTHERWISE VALIDLY SUBMITTED) WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000241069_2 R1.0.0.51160

REVLON

Revlon, Inc.
Attention: Investor Relations
One New York Plaza
New York, NY 10004

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if this relates to voting stock held for your account in the 401(K) Plan, by May 21, 2015). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on the day before the meeting date (or, if the 401(k) Plan holds voting capital stock for your account, by May 21, 2015). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Ronald O. Perelman	02 Alan S. Bernikow	03 Lorenzo Delpani	04 Viet D. Dinh	05 Meyer Feldberg
06 David L. Kennedy	07 Robert K. Kretzman	08 Ceci Kurzman	09 Tamara Mellon	10 Debra Perelman
11 Barry F. Schwartz	12 Cristiana F. Sorrell			

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2015.	☐	☐	☐
3. Proposal to re-approve the Revlon Executive Incentive Compensation Plan.	☐	☐	☐

NOTE: Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Stockholders' Meeting or any postponement or adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000241068_1 R1.0.0.51160

ANNUAL STOCKHOLDERS' MEETING OF

REVLON, INC.

To be held on June 4, 2015 at 10:00 a.m. Eastern Daylight Time (EDT) at the
Revlon Research Center, 2121 Route 27, Edison, NJ 08818

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

REVLON, INC.

Proxy for June 4, 2015 Annual Stockholders' Meeting

CLASS A COMMON STOCK

Proxy for June 4, 2015 Annual Stockholders' Meeting

The undersigned hereby appoints Michael T. Sheehan, Esq. and Yossi Almani, Esq. as proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 8, 2015, at the Annual Stockholders' Meeting to be held at 10:00 A.M. Eastern Daylight Time (EDT) on June 4, 2015 or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY (IF OTHERWISE VALIDLY SUBMITTED) WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000241068_2 R1.0.0.51160